UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-05983

The New Germany Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

875 Third Avenue

New York, NY 10022-6225

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-4500

Diane Kenneally

100 Summer Street

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	12/31/2023

ITEM 1.	REPORT TO STOCKHOLDERS

(a)

December 31, 2023

Annual Report

to Shareholders

The New Germany Fund, Inc.

Ticker Symbol: GF

Contents

4	Letter to the Shareholders
8	Performance Summary
10	Schedule of Investments
15	Statement of Assets and Liabilities
16	Statement of Operations
17	Statements of Changes in Net Assets
18	Financial Highlights
19	Notes to Financial Statements
27	Report of Independent Registered Public Accounting Firm
29	Tax Information
29	Shares Repurchased and Issued
30	Voluntary Cash Purchase Program and Dividend Reinvestment Plan
35	Approval of Continuance of Investment Advisory Agreement
41	Investment Objective, Investment Policies and Principal Risks
50	Directors and Officers of the Fund
55	Additional Information

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

NOT FDIC/NCUA INSURED  NO BANK GUARANTEE  MAY LOSE VALUE NOT A DEPOSIT  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	The New Germany Fund, Inc.

The Fund seeks long-term capital appreciation primarily through investment in middle-market German equities.

Investments in funds involve risks, including the loss of principal.

The shares of most closed-end funds, including the Fund, are not continuously offered. Once issued, shares of closed-end funds are bought and sold in the open market. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund’s shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below, or above net asset value.

This Fund is diversified, but primarily focuses its investments in Germany, thereby increasing its vulnerability to developments in that country. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes and market risks. Any fund that concentrates in a particular segment of the market or in a particular geographical region will generally be more volatile than a fund that invests more broadly.

The United States, the European Union (EU), the United Kingdom, and other countries have imposed sanctions in response to the Russian military and other actions in recent years. These sanctions have adversely affected Russian individuals, Russian issuers and the Russian economy. Russia, in turn, has imposed sanctions targeting Western individuals, businesses and products. The various sanctions have adversely affected, and may continue to adversely affect, not only the Russian economy but also the economies of many countries in Europe, including Germany. The continuation of current sanctions or the imposition of additional sanctions may materially adversely affect the value of the Fund’s portfolio.

War, terrorism, sanctions, economic uncertainty, trade disputes, public health crises, natural disasters, climate change and related geopolitical events have led and, in the future, may lead to significant disruptions in U.S. and world economies and markets, which may lead to increased market volatility and may have significant adverse effects on the Fund and its investments.

The New Germany Fund, Inc.	|	3

Letter to the Shareholders	(Unaudited)

Dear Shareholder,

For the twelve-month period ended December 31, 2023, the total return of the New Germany Fund, Inc. (the “Fund”) in U.S. dollars (USD) was 15.82% based on net asset value and 11.69% based on market price. During the same period, the total return in USD of the Fund’s blended benchmark (a custom blend of the MDAX Index, 80% weight, and the SDAX Index, 20% weight) was 13.47%. The Fund’s discount to net asset value averaged 15.66% for the period from January 1, 2023 to December 31, 2023, compared with 11.16% for the same period a year earlier.

The first half of 2023 saw a continuation of the recovery of the German stock market which began in the fourth quarter of 2022. Sentiment was supported early in the first quarter by an easing of the European energy crisis, with falling prices reducing concerns around the impact on businesses and consumers. In addition, key economic indicators in Europe and Germany, such as purchasing managers indices (PMIs), improved throughout the first quarter. However, in March, market fears of a banking crisis increased due to the failure of Silicon Valley Bank in the U.S., with spillover effects leading to the acquisition of troubled Credit Suisse by UBS in Europe. The heightened uncertainty led to an increase in volatility and a correction of equity markets in March. Core inflation data maintained its upwards momentum in the eurozone over the first quarter, while headline inflation declined.

The third quarter of 2023 saw a consolidation of equity markets. Economic activity indicators weakened further, with the German composite PMI declining into the contraction zone, signaling a recessionary environment for the German economy. Energy prices stabilized after having dropped sharply from their 2022 highs, supported by sufficiently high European gas storage. After a weak start to the fourth quarter of 2023, markets rebounded with a year-end rally as inflation declined faster than expected. The easing in inflation improved investor sentiment and led to increasing discussions of potential rate cuts from Western central banks in 2024, resulting in a steep drop in bond yields in the U.S. and Europe, including Germany.

4	|	The New Germany Fund, Inc.

Positive contributions to the Fund’s return relative to the benchmark for the twelve months ended December 31, 2023 were led by stock selection. In sector terms, underweights in consumer discretionary and healthcare as well as an overweight in communication services highlighted contributions to relative performance. Underweight allocations to the real estate and information technology sectors weighed on performance.

With respect to individual holdings, the Fund’s underweight in Delivery Hero SE contributed positively to relative performance, as the online food ordering and delivery company struggled during 2023 to meet growth expectations. Overweight positions in online pharmacy Redcare Pharmacy NV and chemicals and ingredients distributor Brenntag SE also had a positive impact. Sentiment with respect to Redcare benefited from the company’s market share gains and the introduction of electronic prescriptions in Germany. Brenntag was able to generate strong free cash flows in 2023 despite the difficult economic environment.

On the downside, underweight positions in residential real estate company TAG Immobilien AG and architecture and construction industry software vendor Nemetschek SE detracted from relative performance. Results for TAG Immobilien held up better than expected against the backdrop of rising interest rates, while Nemetschek’s earnings showed surprising resilience despite the slowdown seen in construction activity. An overweight to zinc recycler Befesa SA also weighed on performance as the company reported earnings that were below expectations due to falling commodity prices and headwinds from rising energy costs.

Sector Diversification (As a % of Equity Securities)	12/31/23	12/31/22
Industrials	29%	29%
Information Technology	13%	10%
Communication Services	12%	14%
Consumer Discretionary	11%	11%
Materials	10%	11%
Health Care	9%	7%
Consumer Staples	5%	5%
Real Estate	5%	4%
Financials	4%	7%
Utilities	2%	1%
Energy	0%	1%
	100%	100%

The New Germany Fund, Inc.	|	5

Market Outlook

After the strong start to 2023 for German equities, followed by a consolidation during the second and third quarters, the market rallied in the fourth quarter to close out a positive year for the German stock market. While economic indicators in Germany remained at low levels as muted economic activity in Europe and China along with high inflation and interest rates took their toll, sequentially falling inflation rates improved sentiment among market participants into the end of the year.

Declining inflation rates not only increased confidence that central banks were coming to an end of their hiking cycles, but also set the stage for central bank rate cuts in 2024. Such a policy shift could help offset any slowdown in the U.S. economy and support equity market valuations. That said, some form of “Goldilocks” economy featuring both falling interest rates and strong growth is not our base case scenario.

We believe there will be only a modest recovery for the German economy in 2024 after the mild recession that we saw last year. Much will depend on the extent of any slowdown in the U.S. economy as well as progress with the economic recovery in China. Geopolitical risks persist, largely due to the potential for further escalation of conflicts in the Middle East and Ukraine.

Ten Largest Equity Holdings at December 31, 2023 (33.1% of Net Assets)		Percent
1.	HUGO BOSS AG	4.2%
2.	Scout24 SE	4.2%
3.	Puma SE	3.5%
4.	Deutsche Lufthansa AG (Registered)	3.3%
5.	LEG Immobilien SE	3.2%
6.	Jungheinrich AG	3.2%
7.	Redcare Pharmacy NV	3.1%
8.	CTS Eventim AG & Co. KGaA	3.0%
9.	Knorr-Bremse AG	2.7%
10.	Talanx AG	2.7%

Portfolio holdings and characteristics are subject to change and not indicative of future portfolio composition.

For more details about the Fund’s investments, see the Schedule of Investments commencing on page 10. For additional information about the Fund, including performance, dividends, presentations, press releases, market updates, daily NAV and shareholder reports, please visit dws.com.

6	|	The New Germany Fund, Inc.

On the positive side, energy prices appear to have stabilized far below their 2022 peaks and European gas storage sites are well filled. Additionally, easing inflation coupled with wage increases should benefit consumer sentiment in 2024. Finally, German equity market valuations are not excessive and the small- and mid-cap indices are well below their historical highs.

Against this mixed backdrop, we believe a portfolio balanced between relatively defensive growth stocks with attractive valuations and high-quality cyclicals remains appropriate. The Fund is overweight the communication services sector which features companies with business models that are relatively resilient to economic downturns and often offer attractive cash flows. Within the industrials sector, positions have been shifted on the margins into companies with more defensive end markets, such as public infrastructure.

Across sectors and the Fund’s investment universe, we are emphasizing high-quality management, strong pricing power and companies benefiting from secular trends. Pricing power is usually driven by a company’s leading market position and is essential to protecting margins and earnings quality. Secular trends can allow companies to grow revenues even in times of lower economic growth and declining inflation rates.

Lastly, at the Fund’s Annual Meeting on June 22, 2023, Dr. Christopher Pleister retired from the Fund’s Board. On December 31, 2023, Professor Christian H. Strenger retired from the Fund’s Board and also retired as Chairman of the Fund’s Board and was replaced by Mr. Bernhard Koepp, effective January 1, 2024. The Board thanks Professor Strenger and Dr. Pleister for their excellent service for many years to the Fund.

Sincerely,

Leon Cappel	Hepsen Uzcan
Portfolio Manager	Director, President and Chief Executive Officer

The views expressed in the preceding discussion reflect those of the portfolio management team generally through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as recommendations. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk, including geopolitical and other risks.

The New Germany Fund, Inc.	|	7

Performance Summary	December 31, 2023 (Unaudited)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and net asset value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit dws.com for the most recent performance of the Fund.

Fund specific data and performance are provided for informational purposes only and are not intended for trading purposes.

Average Annual Total Returns as of 12/31/23

	1-Year	5-Year	10-Year
Net Asset Value(a)	15.82%	7.80%	6.50%
Market Price(a)	11.69%	6.66%	5.07%
Blended index: 80% German Mid Cap Index (MDAX) / 20% German Small Cap Index (SDAX)(b)	13.47%	4.68%	3.31%

Growth of an Assumed $10,000 Investment

The growth of $10,000 is cumulative.

[a]

Total return based on net asset value reflects changes in the Fund’s net asset value during each period. Total return based on market value reflects changes in market value during each period. Each figure includes reinvestments of income and capital gain distributions, if any, at market prices pursuant to the dividend reinvestment plan. Total returns based on net asset value and market price will differ depending upon the level of any discount from or premium to net asset value at which the Fund’s shares trade during the period. Expenses of the Fund include investment advisory and administration fees and other fund expenses. Total returns shown take into account these fees and expenses. The annualized expense ratio of the Fund for the year ended December 31, 2023 was 1.37%.

8	|	The New Germany Fund, Inc.

[b]

The MDAX is a total-return index of 50 mid-cap issues that rank below the DAX. The SDAX is a total-return index that tracks 70 German companies from all industries that rank directly below the MDAX equities in terms of market capitalization and exchange turnover. The DAX is a total-return index of 40 selected German blue chip stocks traded on the Frankfurt exchange. As noted in the “Change to the Fund’s Benchmark Index” section of the Letter to Shareholders in this report, effective September 2021 the 10 components of the MDAX Index having the largest market capitalizations transferred to the DAX Index, resulting in the MDAX Index having 50 components and the DAX Index having 40 components.

Index returns do not reflect any fees or expenses and it is not possible to invest directly in the blended index consisting of 80% MDAX / 20% SDAX.

Net Asset Value and Market Price

	As of 12/31/23	As of 12/31/22
Net Asset Value	$10.66	$9.28
Market Price	$8.74	$7.89

Prices and Net Asset Value fluctuate and are not guaranteed.

Distribution Information	Per Share
Twelve Months as of 12/31/23:
Income Distribution	$0.07

Distributions are historical, not guaranteed and will fluctuate. Distributions do not include return of capital or other non-income sources.

The New Germany Fund, Inc.	|	9

Schedule of Investments	as of December 31, 2023

	Shares	Value ($)
Germany 95.7%
Common Stocks 91.1%

Aerospace & Defense 1.6%

Hensoldt AG	104,381	2,812,792

Automobile Components 0.5%
Hella GmbH & Co. KGaA†	10,272	935,913

Biotechnology 0.4%

MorphoSys AG* †	20,084	754,146

Chemicals 5.6%

Covestro AG 144A*	34,465	2,005,166

Evonik Industries AG	140,000	2,860,396

K+S AG (Registered)	114,000	1,801,652

LANXESS AG	47,500	1,488,262

Wacker Chemie AG	15,700	1,981,857

		10,137,333

Commercial Services & Supplies 1.6%
Bilfinger SE	73,694	2,833,918

Consumer Staples Distribution & Retail 1.7%
HelloFresh SE*	194,757	3,077,933

Diversified Telecommunication Services 1.6%
United Internet AG (Registered)	109,992	2,798,788

Electrical Equipment 1.2%
Nordex SE* †	185,000	2,124,866

Electronic Equipment, Instruments & Components 1.0%
Jenoptik AG	59,345	1,863,975

Entertainment 3.0%
CTS Eventim AG & Co. KGaA	78,000	5,392,564

Financial Services 1.6%

Deutsche Pfandbriefbank AG 144A†	94,756	648,298

GRENKE AG	79,075	2,187,627

		2,835,925

Ground Transportation 0.7%
Sixt SE†	10,833	1,210,753

Health Care Equipment & Supplies 2.5%
Carl Zeiss Meditec AG	41,000	4,475,515

Health Care Providers & Services 2.1%
Fresenius Medical Care AG	90,000	3,773,072

Hotels, Restaurants & Leisure 1.8%
Delivery Hero SE 144A*	113,662	3,139,463

The accompanying notes are an integral part of the financial statements.

10	|	The New Germany Fund, Inc.

	Shares	Value ($)

Independent Power & Renewable Electricity Producers 2.2%
Encavis AG* †	230,000	3,960,047

Insurance 2.7%
Talanx AG	67,000	4,783,764

Interactive Media & Services 4.2%
Scout24 SE 144A	104,863	7,430,414

IT Services 5.9%

Bechtle AG	95,000	4,762,228

GFT Technologies SE	55,287	1,905,040

Ionos SE*	196,410	3,787,340

		10,454,608

Life Sciences Tools & Services 3.6%

Evotec SE*	81,130	1,906,687

Gerresheimer AG	43,000	4,480,606

		6,387,293

Machinery 12.8%

Deutz AG	511,326	2,710,601

GEA Group AG	85,221	3,547,310

KION Group AG	26,000	1,110,386

Knorr-Bremse AG	74,000	4,805,465

Krones AG	33,235	4,103,589

Stabilus SE	58,146	3,962,154

Vossloh AG	57,549	2,666,221

		22,905,726

Media 1.0%
Stroeer SE & Co. KGaA	29,871	1,773,187

Metals & Mining 2.4%

Aurubis AG	15,700	1,287,600

thyssenkrupp AG	450,000	3,136,938

		4,424,538

Oil, Gas & Consumable Fuels 0.3%
Verbio Vereinigte Bioenergie AG†	13,499	445,460

Passenger Airlines 3.3%
Deutsche Lufthansa AG (Registered)*	664,089	5,902,563

Pharmaceuticals 0.7%
Dermapharm Holding SE	25,000	1,169,007

Professional Services 0.9%
Amadeus Fire AG	12,300	1,670,847

Real Estate Management & Development 4.5%

LEG Immobilien SE*	66,037	5,784,908

PATRIZIA SE	52,822	478,360

TAG Immobilien AG*	125,000	1,821,570

		8,084,838

The accompanying notes are an integral part of the financial statements.

The New Germany Fund, Inc.	|	11

	Shares	Value ($)

Semiconductors & Semiconductor Equipment 4.3%

AIXTRON SE	79,000	3,372,992

Elmos Semiconductor SE	30,000	2,451,768

Siltronic AG	10,911	1,065,832

SMA Solar Technology AG* †	12,924	864,247

		7,754,839

Software 2.2%

Nemetschek SE	25,900	2,244,839

TeamViewer SE 144A*	97,908	1,520,302

		3,765,141

Specialty Retail 0.9%
Fielmann Group AG	31,000	1,665,258

Textiles, Apparel & Luxury Goods 7.7%

HUGO BOSS AG	100,000	7,450,283

Puma SE	112,000	6,248,960

		13,699,243

Trading Companies & Distributors 1.1%
Brenntag SE	22,333	2,052,585

Transportation Infrastructure 1.8%
Fraport AG Frankfurt Airport Services Worldwide*	54,000	3,265,755

Wireless Telecommunication Services 1.7%

1&1 AG	19,578	392,222

Freenet AG	96,000	2,686,608

		3,078,830
Total Common Stocks (Cost $156,742,743)		162,840,899

Preferred Stocks 4.6%

Chemicals 1.4%
FUCHS SE	57,000	2,536,917

Machinery 3.2%
Jungheinrich AG	153,772	5,641,613
Total Preferred Stocks (Cost $5,780,748)		8,178,530
Total Germany (Cost $162,523,491)		171,019,429

Netherlands 3.1%
Common Stocks

Consumer Staples Distribution & Retail 3.1%
Redcare Pharmacy NV 144A* (Cost $3,431,517)	38,228	5,556,021

The accompanying notes are an integral part of the financial statements.

12	|	The New Germany Fund, Inc.

	Shares	Value ($)
Luxembourg 1.6%
Common Stocks

Commercial Services & Supplies 0.9%
Befesa SA 144A	39,621	1,540,262

Media 0.7%
RTL Group SA†	33,000	1,274,124
Total Luxembourg (Cost $4,180,595)		2,814,386

Securities Lending Collateral 2.8%
DWS Government & Agency Securities Portfolio ‘‘DWS Government Cash Institutional Shares’’, 5.27% (Cost $5,067,060) (a) (b)	5,067,060	5,067,060

Cash Equivalents 0.3%
DWS Central Cash Management Government Fund, 5.38% (Cost $527,370) (b)	527,370	527,370

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $175,730,033)	103.5	184,984,266
Other Assets and Liabilities, Net	(3.5)	(6,196,443)

Net Assets	100.0	178,787,823

A summary of the Fund’s transactions with affiliated investments during the year ended December 31, 2023 are as follows:

Value ($) at 12/31/2022	Pur- chases Cost ($)		Sales Proceeds ($)	Net Real- ized Gain/ (Loss) ($)	Net Change in Unreal- ized Appreci- ation/ (Depreci- ation) ($)	Income ($)	Capital Gain Distri- butions ($)	Number of Shares at 12/31/2023	Value ($) at 12/31/2023
Securities Lending Collateral 2.8%
DWS Government & Agency Securities Portfolio ‘‘DWS Government Cash Institutional Shares’’, 5.27% (a) (b)
—	5,067,060	(c)	—	—	—	44,925	—	5,067,060	5,067,060
Cash Equivalents 0.3%
DWS Central Cash Management Government Fund, 5.38% (b)
2,208,318	28,558,025		30,238,973	—	—	126,419	—	527,370	527,370
2,208,318	33,625,085		30,238,973	—	—	171,344	—	5,594,430	5,594,430

*	Non-income producing security.

The accompanying notes are an integral part of the financial statements.

The New Germany Fund, Inc.	|	13

†	All or a portion of these securities were on loan. The value of all securities loaned at December 31, 2023 amounted to $4,830,017, which is 2.7% of net assets.

(a)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

(b)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.

(c)	Represents the net increase (purchases cost) or decrease (sales proceeds) in the amount invested in cash collateral for the period ended December 31, 2023.

144A: Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

For purposes of its industry concentration policy, the Fund classifies issuers of portfolio securities at the industry sub-group level. Certain of the categories in the above Schedule of Investments consist of multiple industry sub-groups or industries.

Securities are listed in the country of domicile. For purposes of the Fund’s investment objective policy to invest in German companies, non-Germany domiciled securities may qualify as German companies as defined in the Fund’s Statement of Investment Objectives, Policies and Investment Restrictions.

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2023 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note 1 in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks and/or Other Equity Investments (d)
Germany	$171,019,429	$—	$—	$171,019,429
Netherlands	5,556,021	—	—	5,556,021
Luxembourg	2,814,386	—	—	2,814,386
Short-Term Instruments (d)	5,594,430	—	—	5,594,430
Total	$184,984,266	$—	$—	$184,984,266

(d)	See Schedule of Investments for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

14	|	The New Germany Fund, Inc.

Statement of Assets and Liabilities

as of December 31, 2023

Assets
Investments in non-affiliated securities, at value (cost $170,135,603) — including $4,830,017 of securities loaned	$179,389,836
Investment in DWS Central Cash Management Government Fund (cost $527,370)	527,370
Investment in DWS Government & Agency Securities Portfolio (cost $5,067,060)*	5,067,060
Foreign currency, at value (cost $91,870)	92,346
Foreign taxes recoverable	283,042
Interest receivable	6,526
Other assets	14,244
Total assets	185,380,424

Liabilities
Payable upon return of securities loaned	5,067,060
Distributions payable	949,764
Investment advisory fee payable	288,702
Payable for Fund shares repurchased	57,145
Administration fee payable	29,409
Payable for investments purchased	8,359
Payable for Directors’ fees and expenses	1,019
Accrued expenses and other liabilities	191,143
Total liabilities	6,592,601
Net assets	$178,787,823

Net Assets Consist of
Distributable earnings (loss)	(15,951,280)
Paid-in capital	194,739,103
Net assets	$178,787,823

Net Asset Value

Net assets value per share ($178,787,823 ÷ 16,773,780 shares of common stock issued and outstanding, $.001 par value, 80,000,000 shares authorized)	$10.66

*	Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

The New Germany Fund, Inc.	|	15

Statement of Operations

for the year ended December 31, 2023

Net Investment Income
Income:

Dividends (net of foreign withholding taxes of $469,754)	$3,403,706
Income distributions — DWS Central Cash Management Government Fund	126,419
Securities lending income, net of borrower rebates	44,925
Total investment income	3,575,050
Expenses:

Investment advisory fee	1,210,648
Administration fee	353,550
Custody and accounting fee	118,216
Services to shareholders	13,202
Reports to shareholders and shareholder meeting expenses	54,606
Directors’ fees and expenses	216,779
Legal fees	240,864
Audit and tax fees	67,954
NYSE listing fee	33,837
Insurance	60,941
Miscellaneous	59,533
Net expenses	2,430,130
Net investment income	1,144,920

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:

Investments	(15,813,216)
Foreign currency	26,292
Net realized gain (loss)	(15,786,924)
Change in net unrealized appreciation (depreciation) on:

Investments	38,662,462
Foreign currency	9,906
Change in net unrealized appreciation (depreciation)	38,672,368
Net gain (loss)	22,885,444
Net increase (decrease) in net assets resulting from operations	$24,030,364

The accompanying notes are an integral part of the financial statements.

16	|	The New Germany Fund, Inc.

Statements of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2023	2022
Operations:

Net investment income (loss)	$1,144,920	$902,244
Net realized gain (loss)	(15,786,924)	(6,933,880)
Change in net unrealized appreciation (depreciation)	38,672,368	(100,331,382)
Net increase (decrease) in net assets resulting from operations	24,030,364	(106,363,018)
Distributions to shareholders	(1,183,647)	(13,169,478)
Fund share transactions:

Net proceeds from reinvestment of distributions	—	25,742,200
Shares repurchased	(5,414,200)	(2,299,988)
Net increase (decrease) in net assets from Fund share transactions	(5,414,200)	23,442,212
Total increase (decrease) in net assets	17,432,517	(96,090,284)
Net assets at beginning of period	161,355,306	257,445,590

Net assets at end of period	$178,787,823	$161,355,306

Other Information
Shares outstanding at beginning of period	17,391,480	15,530,655
Shares issued from reinvestment of distributions	—	2,122,125
Shares repurchased	(617,700)	(261,300)

Shares outstanding at end of period	16,773,780	17,391,480

The accompanying notes are an integral part of the financial statements.

The New Germany Fund, Inc.	|	17

Financial Highlights

	Years Ended December 31,
	2023	2022	2021	2020	2019

Per Share Operating Performance
Net asset value, beginning of period	$9.28	$16.58	$21.87	$17.97	$13.53
Income (loss) from investment operations:

Net investment income (loss)[a]	.07	.05	(.04)	(.03)	.14
Net realized and unrealized gain (loss) on investments and foreign currency	1.32	(6.45)	.62	6.31	4.85
Total from investment operations	1.39	(6.40)	.58	6.28	4.99
Less distributions from:
Net investment income	(.07)	(.04)	(.08)	(.00 )*	(.15)
Net realized gains	—	(.73)	(5.77)	(2.46)	(.37)
Total distributions	(.07)	(.77)	(5.85)	(2.46)	(.52)
Dilution in net asset value from dividend reinvestment	—	(.15)	(.11)	(.02)	(.11)
Increase resulting from share repurchases	.06	.02	.09	.10	.08
Net asset value, end of period	$10.66	$9.28	$16.58	$21.87	$17.97
Market value, end of period	$8.74	$7.89	$14.81	$19.03	$15.68

Total Investment Return for the Period[b]
Based upon market value (%)	11.69	(42.06)	11.89	37.46	38.75
Based upon net asset value (%)	15.82	(39.13)	8.99	37.84	37.51

Ratios to Average Net Assets
Total expenses (%)	1.37	1.40	1.11	1.11	1.16
Net investment income (loss) (%)	.65	.49	(.16)	(.15)	.87
Portfolio turnover (%)	46	55	49	57	36
Net assets at end of period ($ thousands)	178,788	161,355	257,446	337,610	285,176

[a]	Based on average shares outstanding during the period.

[b]

Total investment return based on net asset value reflects changes in the Fund’s net asset value during each period. Total return based on market value reflects changes in market value during each period. Each figure includes reinvestments of dividend and capital gain distributions, if any, at market prices pursuant to the dividend reinvestment plan. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund’s shares trade during the period.

*	Amount is less than $.005 per share.

The accompanying notes are an integral part of the financial statements.

18	|	The New Germany Fund, Inc.

Notes to Financial Statements

A. Accounting Policies

The New Germany Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and was incorporated in Maryland on January 16, 1990 as a non-diversified, closed-end management investment company. The Fund commenced investment operations on January 30, 1990. The Fund became a diversified fund on October 26, 2007.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. The Fund calculates its net asset value (“NAV”) per share for publication at the close of regular trading on Deutsche Börse XETRA, normally at 11:30 a.m., New York time.

The Fund’s Board has designated DWS International GmbH (the “Advisor”) as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Advisor’s Pricing Committee (the “Pricing Committee”) typically values securities using readily available market quotations or prices supplied by independent pricing services (which are considered fair values under Rule 2a-5). The Advisor has adopted fair valuation procedures that provide methodologies for fair valuing securities.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade prior to the time of valuation. Securities for which no sales are reported are valued at the calculated mean between

The New Germany Fund, Inc.	|	19

the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1.

Investments in open-end investment companies are valued and traded at their NAV each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and, with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of the fair value measurements is included in a table following the Fund’s Schedule of Investments.

Securities Transactions and Investment Income. Investment transactions are accounted for on a trade date plus one basis for daily NAV calculation. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) for investments.

Securities Lending. Prior to May 1, 2023, Brown Brothers Harriman & Co. served as securities lending agent for the Fund. Effective May 1, 2023, National Financial Services LLC (Fidelity Agency Lending), as lending agent, may lend securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value.

20	|	The New Germany Fund, Inc.

The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the securities lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the year ended December 31, 2023, the Fund invested the cash collateral into a joint trading account in affiliated money market funds, including DWS Government & Agency Securities Portfolio, managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.11% annualized effective rate as of December 31, 2023) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a securities lending agent. Either the Fund or the borrower may terminate the loan at any time and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of December 31, 2023, the Fund had securities on loan which were classified as common stock in the Schedule of Investments. The value of the related collateral exceeded the value of the securities loaned at period end. As of period end, the remaining contractual maturity of the collateral agreements were overnight and continuous.

Foreign Currency Translation. The books and records of the Fund are maintained in United States dollars.

Assets and liabilities denominated in foreign currency are translated into United States dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually

The New Germany Fund, Inc.	|	21

received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

At December 31, 2023, the exchange rate was EUR €1.00 to USD $1.10.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

At December 31, 2023, the Fund had a net tax basis capital loss carryforward of approximately $23,956,000, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($8,615,000) and long-term losses ($15,341,000).

The Fund has reviewed the tax positions for the open tax years as of December 31, 2023 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examinations by the Internal Revenue Service.

Dividends and Distributions to Shareholders. The Fund records dividends and distributions to its shareholders on the ex-dividend date. The timing and character of certain income and capital gain distributions are determined annually in accordance with United States federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in certain securities sold at a loss and income received from passive foreign investment companies. The Fund may utilize a portion of the proceeds from capital share repurchases as a distribution from net investment income and realized capital gains. As a

22	|	The New Germany Fund, Inc.

result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the NAV of the Fund.

At December 31, 2023, the Fund’s components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$254,496
Capital loss carryforwards	$(23,956,000)
Net unrealized appreciation (depreciation)	$7,773,168

At December 31, 2023, the aggregate cost of investments for federal income tax purposes was $177,211,098. The net unrealized appreciation for all investments based on tax cost was $7,773,168. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $29,617,900 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $21,844,732.

In addition, the tax character of distributions paid to shareholders by the

Fund is summarized as follows:

	Years Ended December 31,
	2023	2022
Distributions from ordinary income*	$1,183,647	$763,980
Distributions from long-term capital gains	$—	$12,405,498

*	For tax purposes, short-term capital gain is considered ordinary income.

B. Investment Advisory and Administration Agreements

The Fund is party to an Investment Advisory Agreement with DWS International GmbH (“DWSI”). The Fund also has an Administration Agreement with DWS Investment Management Americas, Inc. (“DIMA”). DWSI and DIMA are affiliated companies.

Under the Investment Advisory Agreement with DWSI, DWSI directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. DWSI determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

The Investment Advisory Agreement provides DWSI with a fee, computed weekly and payable monthly, at the annual rate of 0.75% of the Fund’s average weekly net assets up to and including $100 million, 0.60% of such assets in excess of $100 million and up to and including $500 million, and 0.55% of such assets in excess of $500 million.

The New Germany Fund, Inc.	|	23

Accordingly, for the year ended December 31, 2023, the fee pursuant to the Investment Advisory Agreement was equivalent to an annual rate of 0.68% of the Fund’s average weekly net assets.

Under the Administration Agreement with DIMA, DIMA provides certain fund administration services to the Fund. The Administration Agreement provides DIMA with an annual fee, computed weekly and payable monthly, of 0.20% of the Fund’s average weekly net assets.

C. Transactions with Affiliates

DWS Service Company (“DSC”), an affiliate of DIMA, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DSC and SS&C GIDS, Inc. (“SS&C”), DSC has delegated certain transfer agent and dividend-paying agent functions to SS&C. DSC compensates SS&C out of the fee it receives from the Fund. For the year ended December 31, 2023, the amount charged to the Fund by DSC included in the Statement of Operations under “Services to shareholders” aggregated $12,000, of which $1,000 is unpaid.

Under an agreement with the Fund, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the year ended December 31, 2023, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders and shareholder meeting expenses” aggregated $11,546, of which 7,657 is unpaid.

Deutsche Bank AG, the majority shareholder in the DWS Group, and its affiliates may receive brokerage commissions as a result of executing agency transactions in portfolio securities on behalf of the Fund, that the Board determined were effected in compliance with the Fund’s Rule 17e-1 procedures. For the year ended December 31, 2023, Deutsche Bank did not receive brokerage commissions from the Fund.

Certain Officers of the Fund are also officers of DIMA.

The Fund pays each Director who is not an “interested person” of DIMA or DWS International GmbH retainer fees plus specified amounts for attended board and committee meetings.

The Fund may invest cash balances in DWS Central Cash Management Government Fund, which is managed by DIMA. The Fund indirectly bears its proportionate share of the expenses of DWS Central Cash Management Government Fund. DWS Central Cash Management Government Fund does not pay DIMA an investment management fee. DWS Central Cash Management Government Fund seeks maximum current income to the extent consistent with stability of principal.

24	|	The New Germany Fund, Inc.

D. Portfolio Securities

Purchases and sales of investment securities, excluding short-term investments, for the year ended December 31, 2023 were $74,272,256 and $77,675,796, respectively.

E. Capital

During the year ended December 31, 2023 and the year ended December 31, 2022, the Fund purchased 617,700 and 261,300 of its shares of common stock on the open market at a total cost of $5,414,200 and $2,299,988 ($8.77 and $8.80 average per share), respectively. The average discount of these purchased shares, comparing the purchase price to the NAV per share at the time of purchase, was 15.39% and 11.38%, respectively.

There were no reinvestments during the year ended December 31, 2023. During the year ended December 31, 2022, the Fund issued for dividend reinvestment 2,122,125 shares. The average discount of these issued shares, comparing the issue price to the NAV per share at the time of issuance, was 9.72%.

F. Share Repurchases

On July 30, 2021, the Fund announced that the Board of Directors approved an extension of the current repurchase authorization permitting the Fund to repurchase up to 1,575,385 shares during the period from August 1, 2021 through July 31, 2022. The Fund repurchased 285,900 shares between August 1, 2021 and July 31, 2022. On July 29, 2022, the Fund announced that the Board of Directors approved an extension of the current repurchase authorization permitting the Fund to repurchase up to 1,756,928 shares during the period from August 1, 2022 through July 31, 2023. The Fund repurchased 487,600 shares between August 1, 2022 and July 31, 2023. On July 28, 2023, the Fund announced that the Board of Directors approved an extension of the current repurchase authorization permitting the Fund to repurchase up to 1,710,430 shares during the period from August 1, 2023 through July 31, 2024. The Fund repurchased 284,800 shares between August 1, 2023 and December 31, 2023.

Repurchases will be made from time to time when they are believed to be in the best interests of the Fund. There can be no assurance that the Fund’s repurchases will reduce the spread between the market price of the Fund’s shares referred to below and its NAV per share.

The New Germany Fund, Inc.	|	25

G. Concentration of Ownership

From time to time, the Fund may have a concentration of several shareholder accounts holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund. At December 31, 2023, there were four shareholders that held approximately 15%, 13%, 9%, and 7%, respectively, of the outstanding shares of the Fund.

26	|	The New Germany Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

The New Germany Fund, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of The New Germany Fund, Inc. (the “Fund”), including the schedule of investments as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the

The New Germany Fund, Inc.	|	27

effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers, and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.

Boston, Massachusetts

February 22, 2024

28	|	The New Germany Fund, Inc.

Tax Information	(Unaudited)

For federal Income tax purposes, the Fund designates $3,870,000, or the maximum amount allowable under tax law, as qualified dividend income.

The Fund paid foreign taxes of $469,754 and earned $1,580,482 of foreign source income during the year ended December 31, 2023. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $0.0280 per share as foreign taxes paid and $0.0942 per share as income earned from foreign sources for the year ended December 31, 2023.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

The Fund elected to be subject to the statutory calculation, notification and publication requirements of the German Investment Tax Act (Investmentsteuergesetz) (the “Act”) for the fiscal year ended December 31, 2022 and intends to elect to be subject to the Act for the fiscal year ending December 31, 2023. This election allows investors based in Germany to invest in the Fund without adverse tax consequences.

Shares Repurchased and Issued	(Unaudited)

The Fund has been purchasing shares of its common stock in the open market and has also purchased shares pursuant to tender offers. Shares repurchased in the open market, shares issued for dividend reinvestment, and shares tendered and accepted for the past five years are as follows:

	Years Ended December 31,
	2023	2022	2021	2020	2019
Shares repurchased	617,700	261,300	568,687	587,813	643,500
Shares issued for dividend reinvestment	—	2,122,125	660,127	156,925	952,989

The New Germany Fund, Inc.	|	29

Voluntary Cash Purchase Program and Dividend Reinvestment Plan	(Unaudited)

The Fund offers shareholders a Voluntary Cash Purchase Program and Dividend Reinvestment Plan (“Plan”) which provides for optional cash purchases and for the automatic reinvestment of dividends and distributions payable by the Fund in additional Fund shares. A more complete description of the Plan is provided in the Plan brochure available from DWS Service Company, the transfer agent (the “Transfer Agent”), P.O. Box 219066, Kansas City, Missouri 64105 (telephone 1-800-GERMANY (1-800-437-6269)). SS&C GIDS, Inc. (the “Plan Agent”) acts as the plan agent under the Plan. A shareholder should read the Plan brochure carefully before enrolling in the Plan.

Under the Plan, participating shareholders (“Plan Participants”) appoint the Transfer Agent to receive or invest Fund distributions as described below under “Reinvestment of Fund Shares.” In addition, Plan Participants may make optional cash purchases through the Transfer Agent as often as once a month as described below under “Voluntary Cash Purchases.” There is no charge to Plan Participants for participating in the Plan, although when shares are purchased under the Plan by the Plan Agent on the New York Stock Exchange or otherwise on the open market, each Plan Participant will pay a pro rata share of brokerage commissions incurred in connection with such purchases, as described below under “Reinvestment of Fund Shares” and “Voluntary Cash Purchases.”

Reinvestment of Fund Shares. Whenever the Fund declares a capital gain distribution, an income dividend or a return of capital distribution payable, at the election of shareholders, either in cash or in Fund shares, or payable only in cash, the Transfer Agent shall automatically elect to receive Fund shares for the account of each Plan Participant.

Whenever the Fund declares a capital gain distribution, an income dividend or a return of capital distribution payable only in cash and the net asset value per share of the Fund’s common stock equals or is less than the market price per share on the valuation date (the “Market Parity or Premium”), the Transfer Agent shall apply the amount of such dividend or distribution payable to a Plan Participant to the purchase from the Fund of Fund Shares for a Plan Participant’s account, except that if the Fund does not offer shares for such purpose because it concludes Securities Act registration would be required and such registration cannot be timely effected or is not otherwise a cost-effective alternative for the Fund, then the Transfer Agent shall follow the procedure described in the next paragraph. The number of additional shares to be credited to a Plan Participant’s account shall be determined by dividing the dollar amount of

30	|	The New Germany Fund, Inc.

the distribution payable to a Plan Participant by the net asset value per share of the Fund’s common stock on the valuation date, or if the net asset value per share is less than 95% of the market price per share on such date, then by 95% of the market price per share. The valuation date will be the payable date for such dividend or distribution.

Whenever the Fund declares a capital gains distribution, an income dividend or a return of capital distribution payable only in cash and the net asset value per share of the Fund’s common stock exceeds the market price per share on the valuation date (the “Market Discount”), the Plan Agent shall apply the amount of such dividend or distribution payable to a Plan Participant (less a Plan Participant’s pro rata share of brokerage commissions incurred with respect to open-market purchases in connection with the reinvestment of such dividend or distribution) to the purchase on the open market of Fund shares for a Plan Participant’s account. The valuation date will be the payable date for such dividend or distribution. Such purchases will be made on or shortly after the valuation date and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws.

The Transfer Agent or the Plan Agent may aggregate a Plan Participant’s purchases with the purchases of other Plan Participants, and the average price (including brokerage commissions) of all shares purchased by the Plan Agent shall be the price per share allocable to each Plan Participant.

For all purposes of the Plan, the market price of the Fund’s common stock on a payable date shall be the last sales price on the New York Stock Exchange on that date, or, if there is no sale on such Exchange (or, if different, the principal exchange for Fund shares) on that date, then the mean between the closing bid and asked quotations for such stock on such Exchange on such date. The net asset value per share of the Fund’s common stock on a valuation date shall be as determined by or on behalf of the Fund.

The Transfer Agent may hold a Plan Participant’s shares acquired pursuant to the Plan, together with the shares of other Plan Participants acquired pursuant to this Plan, in non-certificated form in the name of the Transfer Agent or that of a nominee. The Transfer Agent will forward to each Plan Participant any proxy solicitation material and will vote any shares so held for a Plan Participant only in accordance with the proxy returned by a Plan Participant to the Fund. Upon a Plan Participant’s written request, the Transfer Agent will deliver to a Plan Participant, without charge, a certificate or certificates for the full shares held by the Transfer Agent.

Voluntary Cash Purchases. Plan Participants have the option of making investments in Fund shares through the Transfer Agent as often as once

The New Germany Fund, Inc.	|	31

a month. Plan Participants may invest as little as $100 in any month and may invest up to $36,000 annually through the voluntary cash purchase feature of the Plan.

The Plan Agent shall apply such funds (less a Plan Participant’s pro rata share of brokerage commissions or other costs, if any) to the purchase on the New York Stock Exchange (or, if different, on the principal exchange for Fund shares) or otherwise on the open market of Fund shares for such Plan Participant’s account, regardless of whether there is a Market Parity or Premium or a Market Discount. The Plan Agent will purchase shares for Plan Participants on or about the 15th of each month. Cash payments received by the Transfer Agent less than five business days prior to a cash purchase investment date will be held by the Transfer Agent until the next month’s investment date. Uninvested funds will not bear interest. Plan Participants may withdraw any voluntary cash payment by written notice received by the Transfer Agent not less than 48 hours before such payment is to be invested.

Enrollment and Withdrawal. Both current shareholders and first-time investors in the Fund are eligible to participate in the Plan. Current shareholders may join the Plan by either enrolling their shares with the Transfer Agent or by making an initial cash deposit of at least $250 with the Transfer Agent. First-time investors in the Fund may join the Plan by making an initial cash deposit of at least $250 with the Transfer Agent. In order to become a Plan Participant, shareholders must complete and sign the enrollment form included in the Plan brochure and return it, and, if applicable, an initial cash deposit of at least $250 directly to the Transfer Agent if shares are registered in their name. Shareholders who hold Fund shares in the name of a brokerage firm, bank or other nominee should contact such nominee to arrange for it to participate in the Plan on such shareholder’s behalf.

If the Plan Participant elects to participate in the Plan by enrolling current shares owned by the Plan Participant with the Transfer Agent, participation in the dividend reinvestment feature of the Plan begins with the next dividend or capital gains distribution payable after the Transfer Agent receives the Plan Participant’s written authorization, provided such authorization is received by the Transfer Agent prior to the record date for such dividend or distribution. If such authorization is received after such record date, the Plan Participant’s participation in the dividend reinvestment feature of the Plan begins with the following dividend or distribution.

If the Plan Participant elects to participate in the Plan by making an initial cash deposit of at least $250 with the Transfer Agent, participation in the dividend reinvestment feature of the Plan begins with the next dividend or capital gains distribution payable after the Transfer Agent receives the Plan Participant’s authorization and deposit, and after the Plan Agent

32	|	The New Germany Fund, Inc.

purchases shares for the Plan Participant on the New York Stock Exchange (or, if different, on the principal exchange for Fund shares) or otherwise on the open market, provided that the authorization and deposit are received, and the purchases are made by the Plan Agent prior to the record date. If such authorization and deposit are received after the record date, or if the Plan Agent purchases shares for the Plan Participant after the record date, the Plan Participant’s participation in the dividend reinvestment feature of the Plan begins with the following dividend or distribution.

A shareholder’s written authorization and cash payment must be received by the Transfer Agent at least five business days in advance of the next cash purchase investment date (normally the 15th of every month) in order for the Plan Participant to participate in the voluntary cash purchase feature of the Plan in that month.

Plan Participants may withdraw from the Plan without charge by written notice to the Transfer Agent. Plan Participants who choose to withdraw may elect to receive stock certificates representing all of the full shares held by the Transfer Agent on their behalf, or to instruct the Transfer Agent to sell such full shares and distribute the proceeds, net of brokerage commissions, to such withdrawing Plan Participant. Withdrawing Plan Participants will receive a cash adjustment for the market value of any fractional shares held on their behalf at the time of termination. Withdrawal will be effective immediately with respect to distributions with a record date not less than 10 days later than receipt of such written notice by the Transfer Agent.

Amendment and Termination of Plan. The Plan may only be amended or supplemented by the Fund or by the Transfer Agent by giving each Plan Participant written notice at least 90 days prior to the effective date of such amendment or supplement, except that such notice period may be shortened when necessary or appropriate in order to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory body.

The Plan may be terminated by the Fund or by the Transfer Agent by written notice mailed to each Plan Participant. Such termination will be effective with respect to all distributions with a record date at least 90 days after the mailing of such written notice to the Plan Participants.

Federal Income Tax Implications of Reinvestment of Fund Shares. Reinvestment of Fund shares does not relieve Plan Participants from any income tax which may be payable on dividends or distributions. For U.S. federal income tax purposes, when the Fund issues shares representing an income dividend or a capital gains dividend, a Participant will include in income the fair market value of the shares received as of the payment date, which will be ordinary dividend income or capital gains, as the case

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may be. The shares will have a tax basis equal to such fair market value, and the holding period for the shares will begin on the day after the date of distribution. If shares are purchased on the open market by the Plan Agent, a Plan Participant will include in income the amount of the cash payment made. The basis of such shares will be the purchase price of the shares, and the holding period for the shares will begin on the day following the date of purchase. State, local and foreign taxes may also be applicable.

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Approval of Continuance of

Investment Advisory Agreement	(Unaudited)

The Fund’s directors approved the continuance of the investment advisory agreement between the Fund and DWS International GmbH (“DWSI”) (the “agreement”) at a meeting held on November 10, 2023. The Fund’s directors simultaneously approved the continuance of the administration agreement (the “administration agreement”) between the Fund and DWS Investment Management Americas, Inc. (“DIMA”), an affiliate of DWSI.

In preparation for the meeting, the directors had requested, received and evaluated extensive materials from DWSI and DIMA, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by Broadridge Financial Solutions, Inc. (“Broadridge”). Prior to voting, the directors reviewed the proposed approval of the continuance of the agreement with management and experienced Fund counsel and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approval of the continuance. The directors also discussed the proposed approval in private sessions with counsel at which no representatives of DWSI or DIMA were present. In reaching their determination relating to approval of the agreement, the directors considered all factors they believed relevant, including the following:

1.	information comparing the Fund’s performance to other investment companies with similar investment objectives and to an index;

2.	the nature, extent and quality of investment advisory and other services rendered by DWSI;

3.	payments received by DWSI and its affiliates (including DIMA) from all sources in respect to the Fund;

4.	the costs borne by, and profitability of, DWSI and DIMA in providing services to the Fund;

5.	comparative fee and expense data for the Fund and other investment companies with similar investment objectives;

6.	the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of investors;

7.	DWSI’s policies and practices regarding allocation of the Fund’s portfolio transactions, including the fact that DWSI does not benefit from soft dollar arrangements;

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8.	the Fund’s portfolio turnover rates compared to those of other closed-end investment companies investing in international equities;

9.	fall-out benefits which DWSI and its affiliates receive from their relationships with the Fund;

10.	information concerning the programs established by DWSI with respect to compliance, risk management, cybersecurity, disclosure and ethics;

11.	the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of DWSI;

12.

information about various regulatory enforcement and litigation matters affecting DWS Group GmbH & Co. KGaA (“DWS Group”), certain of its subsidiaries, including DIMA, and DWS Group’s controlling shareholder Deutsche Bank AG (“Deutsche Bank”) and management’s representations that none of such matters was expected to have any adverse effect on the management or operations of the Fund or the quality of services provided by DWSI and DIMA to the Fund, or result in any material changes to the persons at DWSI and DIMA providing services to the Fund, and that, to the extent such persons leave DWSI or DIMA, high quality replacements would be put in place as promptly as is reasonably practicable; and

13.	the terms of the agreement.

The directors also considered their knowledge of the nature and quality of the services provided by DIMA and DWSI to the Fund gained from their experience as directors of the European Equity Fund and the Central and Eastern Europe Fund and their confidence in DWSI’s integrity and competence gained from that experience and DWSI’s responsiveness to concerns raised by them in the past, including DWSI’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Fund.

In their deliberations, the directors did not identify any particular information that was all-important or controlling, and each director attributed different weights to the various factors.

The directors determined that the overall arrangements between the Fund and DWSI, as provided in the agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their reasonable judgment. The directors further determined that they were satisfied that the services provided by DWSI to the Fund represented good value for the money payable to it by the Fund.

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The material factors and conclusions that formed the basis for the directors’ reaching their determination to approve the continuance of the agreement (including their determinations that DWSI should continue in its role as investment advisor for the Fund, and that the fees payable to DWSI pursuant to the agreement are appropriate) were separately discussed by the directors.

Nature, Extent and Quality of Services Provided by DWSI. The directors noted that, under the agreement, DWSI, in accordance with the Fund’s investment objectives, policies and limitations, makes all decisions with respect to suitable securities for investment by the Fund and transmits purchase and sale orders and selects brokers and dealers to execute portfolio transactions on behalf of the Fund. DWSI pays all of the compensation of the Fund’s directors and officers who are interested persons of DWSI.

The directors considered the scope and quality of services provided by DWSI under the agreement and noted that the scope of services provided had expanded over time as a result of regulatory and other developments. The directors also considered the commitment of DWSI to, and the programs established by it with respect to, compliance, risk management, cybersecurity, disclosure and ethics. The directors considered the quality of the investment research capabilities of DWSI and the other resources it has dedicated to performing services for the Fund. The quality of the advisory services provided also were considered. The directors considered management’s representation that the various regulatory enforcement and litigation matters affecting DWS Group (including DIMA) and Deutsche Bank enumerated in No. 12 above were not expected to have any adverse effect on the management or operations of the Fund or the quality of services provided by DWSI and DIMA to the Fund, or result in any material changes to the persons at DWSI and DIMA providing services to the Fund and that, to the extent such persons leave DWSI or DIMA, high quality replacements would be put in place as promptly as is reasonably practicable. The directors agreed that they would continue to monitor the matters in No. 12 above, including the dedication of resources to the Fund going forward, and management agreed to continue to provide information to facilitate such review. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Fund under the agreement.

Costs of Services Provided and Profitability to DWSI. At the request of the directors, DWSI provided information concerning its revenues, expenses and net income and financial condition for 2022 as well as information about revenues and expenses and the profitability of its relationship with the Fund in 2022. Similar information was provided for DIMA. The directors reviewed the assumptions and methods of allocation

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used by DWSI and DIMA in preparing Fund-specific profitability data. DWSI and DIMA stated their belief that the methods of allocation used were reasonable, but noted that there are limitations inherent in allocating costs to multiple individual clients served by organizations such as DWSI and DIMA where each of the clients draws on, and benefits from, the research and other resources of the DWS organization.

The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular advisor, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the advisor’s capital structure and cost of capital. In considering profitability information, the directors considered the effect of possible fall-out benefits on DWSI’s expenses, including the fact that there were no affiliated brokerage commissions.

The directors noted that at the beginning of 2018 DWSI had discontinued its prior practice of allocating a portion of the Fund’s brokerage to receive research generated by, or paid for by, executing brokers. They also noted that DWSI has policies to prohibit consideration of the sale of shares of DWS funds when selecting broker dealers to execute portfolio transactions for the Fund or other DWS funds.

The directors recognized that DWSI should, as a general matter, be entitled to earn a reasonable level of profits for the services it provides to the Fund and, based on their review, concluded that DWSI’s level of profitability from its relationships with the Fund was not excessive. The directors also considered the aggregate profitability of the relationships with the Fund of DWSI and DIMA and concluded that it was not excessive.

Investment Results. In addition to the information received by the directors for the meeting, the directors receive detailed performance information for the Fund at each regular board meeting during the year and also receive monthly performance information. As the Fund is not aware of any closed-end fund with an objective similar to that of the Fund, and the Fund’s market trading discount is beyond the control of DWSI, the directors generally focus on the Fund’s performance based on net asset value compared to its benchmark when assessing investment results. The directors also reviewed information showing the Fund’s performance compared to that of other investment vehicles compiled by management based on information provided by Broadridge and Morningstar. The directors also reviewed information showing performance of the Fund’s benchmark index, a custom blend of the German Mid Cap Index (80% weight) and the German Small Cap Index (20% weight), and prior to September 1, 2018 the German Mid Cap Market Index of 80 stocks.

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The comparative information showed that the Fund outperformed its benchmark in the first ten months of 2023, underperformed the benchmark in 2022, and outperformed the benchmark from 2018 through 2021. Taking into account these comparisons and the other factors considered, the directors concluded that the Fund’s investment results over time were satisfactory.

Management and Investment Advisory Fees and Other Expenses. The directors considered the investment advisory fee rates payable by the Fund to DWSI under the agreement. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds and noted that no closed-end or open-end fund has a similar investment strategy as the Fund. The directors also considered information provided by DWSI concerning the fee rates charged to other investment companies having somewhat similar mandates as the Fund, the representation by DWSI that it does not manage any other institutional accounts that are similar to the Fund and DWSI’s review of the reasons that it does not consider institutional fee rates to be relevant to the consideration of appropriate fee rates payable by investment companies such as the Fund. The directors noted that non-U.S. open-end funds advised by DWSI pay management fees that, while not entirely comparable to the fees payable by the Fund to DWSI and DIMA, are substantially higher than the combined advisory and administration fee rate paid by the Fund.

The Fund’s management expense comparison group consisted of six closed-end developed market or global funds (including the Fund) and eight open-end European region funds and developed market funds (plus the Fund) selected by Broadridge. The directors reviewed information comparing the combined advisory and administrative fees payable under the agreement and the administration agreement for this purpose, noting that DWSI and DIMA are affiliated companies. The directors noted that the combined actual advisory and administrative fee rate paid by the Fund in 2022 was 0.84% and that the information prepared by Broadridge indicated that the combined fee rate was below the contractual median and actual median fee rates of the closed-end fund comparison group, and at the median contractual fee rate and above the actual median fee rate of the open-end fund comparison group. The directors noted that the Fund’s effective fee rate reflected the effect of breakpoints. The directors also considered the Fund’s net expense ratio in comparison to the fees and expenses of 30 other closed-end international equity funds compiled by management based on Morningstar data. The directors also noted that the Fund’s net expense ratio was below the median and average and in the second quartile of the comparison group. The directors concluded that the Fund’s expense ratio was satisfactory.

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Economies of Scale. The directors noted that the investment advisory fee schedule in the agreement contains breakpoints that reduce the fee rate on assets above specified levels. The directors recognized that breakpoints may be an appropriate way for DWSI to share its economies of scale with some funds that have substantial assets or that may grow materially over the next year. However, they also recognized that there is no direct relationship between the economies of scale realized by funds and those realized by DWSI as assets increase, largely because economies of scale are realized (if at all) by DWSI across a variety of products and services, and not only in respect of a single fund. They also noted that the Fund’s assets have generally diminished over recent years. Having taken these factors into account, the directors concluded that the breakpoint arrangements in the agreement were acceptable under the Fund’s circumstances.

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Investment Objective, Investment Policies

and Principal Risks

Investment Objective. The Fund’s investment objective is to seek capital appreciation through investment primarily in equity or equity-linked securities of German companies. For this purpose, a company is a “German company” if (i) it is organized under the laws of Germany or maintains its principal place of business in Germany, (ii) its equity securities are traded principally in Germany and its principal place of business is in the European Union or in a state that is a member of the European Free Trade Association or (iii) during its most recent fiscal year, it derived at least 50% of its revenues or profits from goods produced or sold, or investments made, or services performed, in Germany or had at least 50% of its assets in Germany. This objective is a fundamental policy that may not be changed without the approval of a majority of the Fund’s outstanding voting securities.

Investment Policies. Under normal market conditions at least 80% of the Fund’s net assets are invested in equity or equity-linked securities of German companies. (If the Fund borrows money from banks (referred to as “leverage”), which the Fund is permitted to do only for temporary or emergency purposes or for the clearance of transactions in amounts not exceeding 10% of the value of the Fund’s total assets (not including amounts borrowed), the 80% minimum will apply to the total of the Fund’s net assets, plus the amount of those borrowings.) In addition, at least 65% of its total assets are invested in equity or equity-linked securities of smaller- and medium-sized German companies, including securities introduced for trading in the over-the-counter market in Germany, and publicly-traded securities of non-German companies; provided, however, that not more than 20% of the Fund’s net assets, plus any borrowings, will be invested in non-German companies. The Fund may invest up to 35% of its total assets in equity or equity-linked securities of major German companies (i.e., the 20 largest companies by market capitalization, as determined from time to time pursuant to procedures adopted by the Board of Directors). Companies that do not qualify as “major German companies” constitute “smaller- and medium-sized companies.” The Fund may trade in securities for short-term gain. Current interest and dividend income may also be considered in selecting securities but is not an objective of the Fund. When selecting an investment from among several investment opportunities that the Fund’s investment adviser believes to have substantially similar potential for capital appreciation, the investment adviser selects the investment that it believes will provide the highest level of current dividend or interest income and that is compatible with the Fund’s investment objective. No assurance can be given that the Fund will be able to achieve its objective.

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Portfolio Structure. Subject to the investment restrictions set forth below, the Fund seeks to achieve its objective by investing under normal circumstances at least 80% of its net assets, plus any borrowings, in equity or equity-linked securities of German companies. Additionally, the Fund may invest up to 20% of its net assets, plus any borrowings, in non-German companies. Investments are primarily in smaller- and medium-sized companies. Equity and equity-linked securities include common stock, convertible and non-convertible preferred stock, whether voting or non-voting, convertible bonds, bonds with warrants and unattached warrants. Equity-linked securities also include options, futures, and options on futures on equities or indices of equity securities. The Fund may seek to earn additional income by lending its portfolio securities.

The Fund invests in a broad spectrum of German industries. As a matter of fundamental policy, the Fund may not invest 25% or more of the value of its total assets in the securities of issuers having at the time of investment their principal business activities in the same industry. For purposes of its concentration policy, the Fund generally classifies issuers of portfolio securities at the industry sub-group level. In addition, the Fund may not invest more than 35% of its total assets in major German companies. In selecting industries and companies for investment by the Fund, the investment adviser generally considers factors such as overall growth prospects, competitive position in their product markets, management, technology, research and development, productivity, labor costs, raw material costs and sources, profit margins, return on investment, capital resources and government regulation. Portfolio management may also consider environmental, social and governance (ESG) factors that it believes to be financially material. As a matter of fundamental policy, the Fund may not purchase more than 10% of the voting securities of any single issuer or invest more than 15% of its total assets in the securities of any one issuer. The Fund may not invest more than 15% of its total assets in equity or equity-linked securities that are not readily marketable, including joint ventures, or more than 5% of its net assets in joint ventures at the time of investment.

The first category of investments described above (major German companies) includes securities of the 20 largest companies by market capitalization.

The second category (smaller- and medium-sized companies) includes a selection of smaller- and medium-sized German companies that are traded on the official market, the regulated unlisted market or the over-the-counter market on or off one or more German stock exchanges.

These securities generally have smaller trading volumes and greater price volatility than the major listed companies.

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The third category consists of securities of non-German companies. The Fund may not invest more than 20% of the value of its net assets, plus any borrowings, in securities of non-German companies or invest more than 15% of its total assets in securities of companies based in any single country other than Germany.

For temporary defensive purposes, the Fund may invest in Euro- denominated fixed income securities. Such investments may include Euro-denominated bonds issued by the Federal Republic of Germany, as well as in Euro-denominated debt instruments issued by private and public entities, including multi-national lending institutions and supra- national institutions. In the view of the Fund’s investment adviser, such investments contribute to the Fund’s objective of capital appreciation because during periods of pronounced strength of the Euro, the dollar value of Euro-denominated debt instruments increases. Also, for temporary defensive purposes, the Fund may invest in U.S. dollar and Euro-denominated money market instruments, including bank time deposits and certificates of deposit.

The Fund may invest any cash collateral received on the Fund’s lending of securities in shares of an affiliated money market fund and also in repurchase agreements. Such repurchase agreements are collateralized by securities issued or guaranteed by the United States Government, its agencies or instrumentalities.

Principal Risks

Stock market risk. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the issuer of the stock, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. The market as a whole may not favor the types of investments the Fund makes, which could adversely affect a stock’s price, regardless of how well the company performs, or the Fund’s ability to sell a stock at an attractive price. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. Events, including actions taken by central banks and governments to stimulate or stabilize economic growth, may at times result in unusually high market volatility which could negatively affect performance. High market volatility may also result from significant shifts in momentum of one or more specific stocks due to increases or decreases in trading activity. Momentum can change quickly, and securities subject to shifts in momentum may be more volatile than the market as a whole and returns on such securities may drop precipitously. The Fund focuses its investments in Europe, and accordingly the Fund’s performance may be affected by the general performance of that region.

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Market disruption risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. The value of the Fund’s investments may be negatively affected by adverse changes in overall economic or market conditions, such as the level of economic activity and productivity, unemployment and labor force participation rates, inflation or deflation (and expectations for inflation or deflation), interest rates, demand and supply for particular products or resources, including labor and debt levels and credit ratings, among other factors. Such adverse conditions may contribute to an overall economic contraction across entire economies or markets, which may negatively impact the profitability of issuers operating in those economies or markets. In addition, geopolitical and globally interconnected occurrences, including war, terrorism, economic or financial crises, uncertainty or contagion, trade disputes, government debt crises (including defaults or downgrades) or uncertainty about government debt payments, government shutdowns, public health crises, natural disasters, climate change and related events or conditions have led, and in the future may lead, to disruptions in Europe and world economies and markets, which may increase financial market volatility and have significant adverse direct or indirect effects on the Fund and its investments. Adverse market conditions or disruptions could cause the Fund to lose money and encounter operational difficulties, and may adversely affect the trading price of the Fund’s common stock. Although multiple asset classes may be affected by adverse market conditions or a particular market disruption, the duration and effects may not be the same for all types of assets.

Current military conflicts in various geographic regions, including those in Europe and the Middle East, can lead to, and have led to, economic and market disruptions, which may not be limited to the geographic region in which the conflict is occurring. Such conflicts can also result, and have resulted in some cases, in sanctions being levied by the United States, the European Union and/or other countries against countries or other actors involved in the conflict. In addition, such conflicts and related sanctions can adversely affect regional and global energy, commodities, financial and other markets and thus could affect the value of the Fund’s investments. The extent and duration of any military conflict, related sanctions and resulting economic and market disruptions are impossible to predict, but could be substantial.

Other market disruption events include the ongoing COVID-19 pandemic, which at times has caused significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain interruptions. While COVID-19 is no longer considered to be a public health emergency,

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the Fund and its investments may be adversely affected by its lingering effects well into the future.

Adverse market conditions or particular market disruptions, such as those caused by current military conflicts and the COVID-19 pandemic, may magnify the impact of each of the other risks described in this “Principal Risks” section and may increase volatility in one or more markets in which the Fund invests leading to the potential for greater losses for the Fund.

Security selection risk. The securities in the Fund’s portfolio may decline in value. Portfolio management could be incorrect in its analysis of industries, companies, economic trends, ESG factors, the relative attractiveness of different securities or other matters.

Small and medium-sized company risk. Small and medium-sized company stocks tend to be more volatile than large company stocks. Because stock analysts are less likely to follow small and medium-sized companies, less information about them is available to investors. Industry- wide reversals may have a greater impact on small and medium-sized companies, since they lack the financial resources of larger companies.

Small and medium-sized company stocks are typically less liquid than large company stocks.

Foreign investment risk. Adverse political, economic or social developments, as well as US and foreign government actions such as the imposition of tariffs, economic and trade sanctions or embargoes, could undermine the value of the Fund’s investments, prevent the Fund from realizing the full value of its investments or prevent the Fund from selling securities it holds.

Financial reporting standards for companies based in foreign markets differ from those in the US. To the extent that the Fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.

Foreign governments may restrict investment by foreign parties, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the Fund may also be subject to foreign withholding or other taxes. Foreign brokerage commissions and other fees are generally higher than those for US investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.

Foreign markets can have liquidity risks beyond those typical of US markets. Because foreign exchanges generally are smaller and less liquid than US exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially

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affect the price and availability of securities. In certain situations, it may become virtually impossible to sell foreign investments in an orderly fashion at a price that approaches portfolio management’s estimate of its value. For the same reason, it may at times be difficult to value the Fund’s foreign investments.

Risks related to investing in Germany. The German economy is dependent on the other countries in Europe as well as China and the United States as key trade partners. Exports account for more than one-third of Germany’s output and are a key element in German economic expansion. Reduction in spending by key trade partners on German products and services or negative changes in any of these countries (including decreasing imports, new trade regulations, changes in exchange rates or recessions) may cause an adverse impact on the German economy.

Investing in German issuers involves political, social and regulatory risks. Certain sectors and regions of Germany have experienced high unemployment and social unrest. These issues may have an adverse effect on the German economy or the German industries or sectors in which the Fund invests. Heavy regulation of labor and product markets is pervasive in Germany. These regulations may stifle economic growth or result in extended recessionary periods.

Country concentration risk. To the extent that the Fund invests significantly in a single country, it is more likely to be impacted by events or conditions affecting that country. For example, political and economic conditions and changes in regulatory, tax or economic policy in a country could significantly affect the market in that country and in surrounding or related countries and have a negative impact on the Fund’s performance.

European investment risk. European financial markets have experienced volatility in recent years and have been adversely affected by concerns about economic downturns, credit rating downgrades, rising government debt level and possible default on or restructuring of government debt in several European countries. A default or debt restructuring by any European country would adversely impact holders of that country’s debt, and sellers of credit default swaps linked to that country’s creditworthiness. Most countries in Western Europe are members of the European Union (EU), which faces major issues involving its membership, structure, procedures and policies.

European countries are also significantly affected by fiscal and monetary controls implemented pursuant to the European Economic and Monetary Union (EMU), and it is possible that the timing and substance of these controls may not address the needs of all EMU member countries. Investing in euro-denominated securities also risks exposure to a currency that may not fully reflect the strengths and weaknesses of the disparate

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economies that comprise Europe. There is continued concern over member state-level support for the euro, which could lead to certain countries leaving the EMU, the implementation of currency controls, or potentially the dissolution of the euro. The dissolution of the euro could have significant negative effects on European financial markets.

Regional focus risk. Focusing investments in a single geographic region, as the Fund does, involves increased currency, political, regulatory and other risks compared to a broader investment strategy. Market swings in a targeted region are likely to have a greater effect on the Fund’s performance than they would in a more geographically diversified fund.

Net asset value discount risk. Shares of closed-end investment companies, such as the Fund, frequently trade at a discount from net asset value, and the discount may be substantial. This is a risk separate and distinct from the risk that the Fund’s net asset value will decrease. The Fund cannot predict whether its common stock will trade at, above or below net asset value. However, the Fund’s shares of common stock have generally traded at a discount, and the level of the discount has fluctuated significantly over time.

Exchange rate fluctuations and foreign currency considerations. The value of currencies are influenced by a variety of factors, including: interest rates, national debt levels and trade deficits, changes in balances of payments and trade, domestic and foreign interest and inflation rates, global or regional political, economic or financial events, monetary policies of governments, actual or potential government intervention, global energy prices, political instability and government monetary policies and the buying or selling of currency by a country’s government. Since we will compute and distribute income in U.S. dollars, and the computation of income will be made on the day we earn the income, any fluctuation in the value of foreign currency relative to the U.S. dollar between the earning of the income and the time at which we convert the foreign currencies to U.S. dollars may have an adverse impact on us. In addition, since we will invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of our securities in our portfolio and the unrealized appreciation or depreciation of our investments.

Focus risk. To the extent that the Fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors may have a significant impact on the Fund’s performance. The Fund may become more focused in particular industries, asset classes or sectors of the economy as a result of changes in the valuation of the fund’s investments or fluctuations in the fund’s assets, and the fund is not required to reduce such exposures under these circumstances.

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Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment and/or the Fund may have to sell certain investments at a price or time that is not advantageous in order to meet cash needs.

This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk (i.e., if the number and capacity of traditional market participants is reduced). This may affect only certain securities or an overall securities market.

Interest expense risk. The Fund may, subject to limitations, borrow money for temporary or emergency purposes for the clearance of transactions. Borrowing money will subject the Fund to interest expenses, and the Fund may incur other transaction costs.

Certain provisions of our Articles of Incorporation and Bylaws. Certain provisions in the Fund’s articles of incorporation and bylaws could have the effect of delaying, deferring, preventing or otherwise limiting the ability of other entities or persons to acquire control of the Fund, to cause the Fund to engage in certain transactions or to modify its structure.

Foreign custody. The Fund’s foreign securities and cash are generally held in foreign banks and securities depositories by a global network of custodians. There may be limited or no regulatory oversight over their operations. Additionally, the laws of certain countries may limit the Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt.

Derivatives risk. Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Risks associated with derivatives may include the risk that the derivative is not well correlated with the underlying asset, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation, which risk may be heightened in derivative transactions entered into “over-the-counter” (i.e., not on an exchange or contract market); and the risk that the derivative transaction could expose the Fund to the effects of leverage, which could increase the Fund’s exposure to the market and magnify potential losses.

There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the Fund. The use of derivatives by the Fund to hedge risk may

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reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

Counterparty risk. A financial institution or other counterparty with whom the Fund does business, or that underwrites, distributes or guarantees any investments or contracts that the Fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the Fund or could delay the return or delivery of collateral or other assets to the Fund.

Securities lending risk. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. A delay in the recovery of loaned securities could interfere with the fund’s ability to vote proxies or settle transactions. Delayed settlement may limit the ability of the Fund to reinvest the proceeds of a sale of securities or prevent the Fund from selling securities at times and prices it considers desirable. The Fund could also lose money in the event of a decline in the value of the collateral provided for the loaned securities or a decline in the value of any investments made with cash collateral or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the securities.

Operational and technology risk. Cyber-attacks, disruptions or failures that affect the Fund’s service providers or counterparties, issuers of securities held by the Fund, or other market participants may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing its operations. For example, the Fund’s or its service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted and operations may be disrupted (e.g., cyber-attacks, operational failures or broader disruptions may cause the release of private shareholder information or confidential Fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the Fund’s net asset value and impede trading). Market events and disruptions also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct the Fund’s operations.

The New Germany Fund, Inc.	|	49

Directors and Officers of the Fund

Directors
Name, Age, Term of Office and Length of Time Served*†	Principal Occupation(s) During the Past Five Years and Other Information	Other Directorships Held by Director
Walter C. Dostmann, 67(1) Class I Since 2015	Founder and Principal, Dostmann & Partners LLC (international business advisory firm) (since 2000); Director of 360 T Systems, Inc. (trading platform provider affiliated with Deutsche Boerse Group) (since 2013); and Director and Chairman of CABEI Central American Fund plc (since 1998). Formerly, Managing Director and Head of International Corporate Finance Division at Deutsche Bank Securities, Inc. (1990–1999); and Director and Chairman of North American Income Fund (1998–2020).	Director, The European Equity Fund, Inc. (since 2015) and The Central and Eastern Europe Fund, Inc. (since 2015).
Fiona Flannery, 56(1) Class III Since 2022

Independent non-Executive Director, Kefron Group (Dec 2023 to present). Formerly: Chief Executive Officer of PFS Card Services Ireland Limited (October 2022 to December 2023); DEPFA Bank plc Chief Executive Officer (December 2014 to June 2022); DEPFA Group Chief Risk Officer and Executive Director (April 2010 to December 2014); Executive Director DEPFA Pfandbrief Bank International SA Luxembourg (December 2011 to November 2019).

Director, The European Equity Fund, Inc. (since 2022) and The Central and Eastern Europe Fund, Inc. (since 2022).
Dr. Holger Hatje, 64(1) Class I Since 2020	Chairman of bank99 AG (Austrian retail bank) Member of the Supervisory Board of the IDEAL Insurance Group (since 2021); ABC Bank/ ABC Finance (since 2023); and Bank II GmbH (since 2023). Formerly Supervisory Director of Hertha BSC GmbH & Co. (German premier league football club) (2019–2023); Chief Executive Officer (2006–2018) and Executive Director (2005), Berliner Volksbank eG (German regional co-operative bank); and Executive Director (2004–2005), Oldenburgische Landesbank AG (German regional bank). He previously held various positions at Dresdner Bank AG (German global bank) (1987–2003), and served as Supervisory Director of a number of German banking and charitable organizations.	Director, The European Equity Fund, Inc. (since 2020) and The Central and Eastern Europe Fund, Inc. (since 2020).

50	|	The New Germany Fund, Inc.

Directors
Name, Age, Term of Office and Length of Time Served*†	Principal Occupation(s) During the Past Five Years and Other Information	Other Directorships Held by Director
Bernhard Koepp, 58(1) Class II Since 2022	CEO & Managing Member, Cyrus J. Lawrence LLC (SEC registered investment advisor) (since 2014). Formerly, Senior Managing Director, ISI Group Inc. (RIA/broker-dealer) (1999–2014); Director, Asset Management Products Group, Deutsche Bank Securities (1993–1999); and Structured Finance Manager — Deutsche Bank AG London (1989–1993).	Director (since 2022) and Chairman (since 2024), The European Equity Fund, Inc. and The Central and Eastern Europe Fund, Inc.
Dr. Wolfgang Leoni, 66(1) Class III Since 2017	Independent Consultant; Dr.ni is the former Managing Director of HQ Asset Management GmbH (2018–2022); Chief Executive Officer of Sal. Oppenheim Jr. & CIE. Komplementär AG, Cologne (Germany) (private bank) (2013–2017); and Chairman of Sal. Oppenheim Jr. & CIE. Luxembourg S.A. (2013–2017). He is the former Chief Investment Officer and member of the Management Board of Sal. Oppenheim Jr. & CIE. Komplementär AG, Cologne (Germany) (private bank) (2009–2013). He is the former Managing Director/CIO of Oppenheim Kapitalanlagegesellschaft MBH, Cologne (Germany) (investment company) (2007–2009), Managing Director/CIO of Lupus Alpha Alternative Solutions GMBH Frankfurt/M (investment company) (2006). He is the former Managing Director/CIO of DEKA Investment GMBH, Frankfurt/M (investment company) (2002–2006) and Managing Director/management board member (1996–2002).	Director, The European Equity Fund, Inc. (since 2017) and The Central and Eastern Europe Fund, Inc. (since 2017).
Hepsen Uzcan, 49(1)(2) Class III Since 2020	Fund Administration (Head since 2017), DWS; Assistant Secretary, DWS Distributors, Inc. (since 2018); Director and Vice President, DWS Service Company (since 2018); Director and Vice President, DWS Investment Management Americas, Inc. (since 2018); and Director and President, DB Investment Managers, Inc. (since 2018); Director, DWS USA Corporation (since 2023); Assistant Clerk, DWS Trust Company (since 2020); and Chief Executive Officer and President, various DWS US registered investment companies advised by DWS Investment Management Americas, Inc. (since 2017). Ms. Uzcan also serves as Director of Episcopal Charities of New York (since 2018); and Director of ICI Mutual Insurance Company (since 2020).	Director, The European Equity Fund, Inc. (since 2020) and The Central and Eastern Europe Fund, Inc. (since 2020).

The New Germany Fund, Inc.	|	51

Directors
Name, Age, Term of Office and Length of Time Served*†	Principal Occupation(s) During the Past Five Years and Other Information	Other Directorships Held by Director
Christian M. Zügel, 63(1) Class II Since 2019	Founder and Chief Investment Officer of ZAIS Group, LLC (alternative credit manager) (since 1997) and Chairman of ZAIS Group Holdings, Inc. He is also a director or officer of various wholly owned affiliated companies and investment funds managed by ZAIS Group LLC or related companies. He also serves as Director of Green Dot Bioplastics (bioplastic material science company) (since 2022); and 1014 Inc. New York (charitable organization)(since 2019). Formerly, Director and Chairman of ZAIS Financial Corp. (publicly traded commercial mortgage real estate investment trust) (2011–2016).	Director, The European Equity Fund, Inc. (since 2019) and The Central and Eastern Europe Fund, Inc. (since 2019).

*	The address of each Director is c/o DWS Investment Management Americas, Inc., 875 Third Avenue, New York, NY 10022.

†	The term of office for Directors in Class I expires at the 2025 Annual Meeting, Class II expires at the 2026 Annual Meeting and Class III expires at the 2024 Annual Meeting.

(1)

Indicates that the Director also serves as a Director of The European Equity Fund, Inc. and The Central and Eastern Europe Fund, Inc., two other closed-end registered investment companies for which DWS Investment Management Americas, Inc. acts as Administrator and DWS International GmbH acts as Investment Adviser.

(2)

Indicates “Interested Person”, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). Ms. Uzcan is an “interested” Director as a result of: her being an officer of the Fund and her ownership of securities of DWS Group, the indirect owner of the Investment Adviser of the Fund; and her ownership of shares of the indirect majority owner of DWS Group.

52	|	The New Germany Fund, Inc.

Officers*
Name, Age, Position with the Fund and Length of Time Served	Principal Occupation(s) During the Past Five Years
Hepsen Uzcan, 49(1) President and Chief Executive Officer, 2017–present(2)	Fund Administration (Head since 2017), DWS; Director and Vice President, DWS Service Company (since 2018); Director and Vice President, DWS Investment Management Americas, Inc. (since 2018); and Director and President, DB Investment Managers, Inc. (since 2018); Director, DWS USA Corporation (since 2023); Assistant Clerk, DWS Trust Company (since 2020); and Chief Executive Officer and President, various DWS US registered investment companies advised by DWS Investment Management Americas, Inc. (since 2017); formerly: Vice President, various DWS US registered investment companies advised by DWS Investment Management Americas, Inc. (2016–2017); Secretary, DWS USA Corporation (2018–2023); Assistant Secretary of DWS Investment Management Americas, Inc. (2018–2023); and Assistant Secretary of DWS Distributors, Inc. (2018–2023).
Diane Kenneally, 57(3) Treasurer and Chief Financial Officer, 2018–present

Fund Administration Treasurer’s Office (Co-Head since 2018), DWS; Treasurer, Chief Financial Officer and Controller, DBX ETF Trust (since 2019); and Chief Financial Officer and Treasurer, various DWS US registered investment companies advised by DWS Investment Management Americas, Inc. (since 2018); formerly: Assistant Treasurer, various DWS US registered investment companies advised by DWS Investment Management Americas, Inc. (2007–2018).

John Millette, 61(3) Secretary, 2011–present(4)	Legal (Associate General Counsel), DWS; Chief Legal Officer, DWS Investment Management Americas, Inc. (since 2015); and Director and Vice President, DWS Trust Company (since 2016); Secretary, DBX ETF Trust (2020-present); Vice President, DBX Advisors LLC (since 2021); formerly, Vice President and Secretary, various DWS US registered investment companies advised by DWS Investment Management Americas, Inc.; and Assistant Secretary, DBX ETF Trust (2019–2020).
Sheila Cadogan, 57(3) Assistant Treasurer, 2018–present	Fund Administration Treasurer’s Office (Co-Head since 2018), DWS; Director and Vice President, DWS Trust Company (since 2018); Assistant Treasurer, DBX ETF Trust (since 2019); and Assistant Treasurer, various DWS US registered investment companies advised by DWS Investment Management Americas, Inc.
Alyssa Asbury, 28(1) Assistant Secretary, 2020–present	Fund Administration (Specialist), DWS.
Caroline Pearson, 61(3) Chief Legal Officer, 2012–present	Legal (Senior Team Lead), DWS; Chief Legal Officer, DBX Advisors LLC (since 2020); Assistant Secretary, DBX ETF Trust (since 2020); and Chief Legal Officer, various DWS US registered investment companies advised by DWS Investment Management Americas, Inc.; formerly: Secretary, Deutsche AM Distributors, Inc. (2002–2017); Secretary, Deutsche AM Service Company (2010–2017); and Chief Legal Officer, DBX Strategic Advisors LLC (2020–2021).

The New Germany Fund, Inc.	|	53

Name, Age, Position with the Fund and Length of Time Served	Principal Occupation(s) During the Past Five Years
Scott D. Hogan, 53(3) Chief Compliance Officer, 2016–present	Anti-Financial Crime & Compliance US (Senior Team Lead), DWS; and Chief Compliance Officer, various DWS US registered investment companies advised by DWS Investment Management Americas, Inc.
Christian Rijs, 43(1) Anti-Money Laundering Compliance Officer, 2021–present	Senior Team Lead Anti-Financial Crime and Compliance, DWS; AML Officer, DWS Trust Company (since November 2, 2021); AML Officer, DBX ETF Trust (since October 21, 2021); AML Officer, of DWS US registered investment companies advised by DWS Investment Management Americas, Inc. (since October 6, 2021); formerly: DWS UK & Ireland Head of Anti-Financial Crime and MLRO.

Each also serves as an Officer of The European Equity Fund, Inc. and The Central and Eastern Europe Fund, Inc., two other closed-end registered investment companies for which DWS Investment Management Americas, Inc. acts as Administrator.

*

As a result of their respective positions held with the Administrator or its affiliates, these individuals are considered “interested persons” of the Administrator within the meaning of the 1940 Act. Interested persons receive no compensation directly from the Fund.

(1)	Address: 875 Third Avenue, New York, New York 10022.

(2)	Served as Assistant Secretary from July 22, 2013 to May 7, 2020.

(3)	Address: 100 Summer Street, Boston, Massachusetts 02110.

(4)	Served as Assistant Secretary from July 14, 2006 to December 31, 2010 and as Secretary to the Fund from January 30, 2006 to July 13, 2006.

54	|	The New Germany Fund, Inc.

Additional Information
Automated Information Lines	DWS Closed-End Fund Info Line (800) 349-4281
Web Site	dws.com Obtain fact sheets, financial reports, press releases and webcasts when available.
Written Correspondence	DWS Attn: Secretary of the DWS Funds 100 Summer Street Boston, MA 02110
Legal Counsel	Sullivan & Cromwell LLP 125 Broad Street New York, NY 10004
Dividend Reinvestment Plan Agent	SS&C GIDS, Inc. 333 W. 11th Street, 5th Floor Kansas City, MO 64105
Shareholder Service Agent and Transfer Agent	DWS Service Company P.O. Box 219066 Kansas City, MO 64121-9066 (800) 437-6269
Custodian	Brown Brothers Harriman & Company 50 Post Office Square Boston, MA 02110
Independent Registered Public Accounting Firm	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Proxy Voting	A description of the Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available on our Web site — dws.com/en-us/resources/proxy-voting or on the SEC’s Web site — sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at (800) 437-6269.
Portfolio Holdings	Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is posted on dws.com and is available free of charge by contacting your financial intermediary or, if you are a direct investor, by calling (800) 728-3337. In addition, the portfolio holdings listing is filed with the SEC on the Fund’s Form N-PORT and will be available on the SEC’s Web site at sec.gov. Additional portfolio holdings for the Fund are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.

The New Germany Fund, Inc.	|	55

Investment Management

DWS International GmbH, which is part of DWS Group, is the investment advisor for the Fund. DWS International GmbH provides a full range of investment advisory services to both institutional and retail clients. DWS International GmbH is a direct, wholly owned subsidiary of DWS Group.

DWS Group is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

Open Market Purchases by the Fund	Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.
Voluntary Cash Purchase Program and Dividend Reinvestment Plan

The Fund offers shareholders a Voluntary Cash Purchase Program and Dividend Reinvestment Plan (“Plan”) which provides for optional cash purchases and for the automatic reinvestment of dividends and distributions payable by the Fund in additional Fund shares. Plan participants may invest as little as $100 in any month and may invest up to $36,000 annually. The Plan allows current shareholders who are not already participants in the Plan and first time investors to enroll in the Plan by making an initial cash deposit of at least $250 with the plan agent. Share purchases are combined to receive a beneficial brokerage fee. A brochure is available by writing or telephoning the transfer agent:

DWS Service Company

P.O. Box 219066

Kansas City, MO 64105

Tel.: 1-800-437-6269

NYSE Symbol	GF
Nasdaq Symbol	XGFNX
CUSIP Number	644465106

56	|	The New Germany Fund, Inc.

Notes

Notes

There are three closed-end funds investing in European equities advised and administered by wholly owned subsidiaries of the DWS Group:

—

The Central and Eastern Europe Fund, Inc. — investing primarily in equity or equity-linked securities of issuers domiciled in Central and Eastern Europe (with normally at least 80% in securities of issuers domiciled in countries in Central and Eastern Europe).

—	The European Equity Fund, Inc. — investing primarily in equity or equity-linked securities of issuers domiciled in Europe (with normally at least 80% in securities of issuers domiciled in Europe).

—

The New Germany Fund, Inc. — investing primarily in equity or equity-linked securities of middle market German companies with up to 20% in other Western European companies (with no more than 15% in any single country).

Please consult your broker for advice on any of the above or call 1-800-437-6269 for shareholder reports.

NGF-2

(R-025797-13 2/24)

(b) Not applicable

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Fund’s Board of Directors has determined that the Fund has at least one “audit committee financial expert” serving on its audit committee: Fiona Flannery. This audit committee member is “independent,” meaning that she is not an “interested person” of the Fund (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940) and she does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

The new germany Fund, Inc.

form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that EY provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended December 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2023	$54,722	$0	$5,969	$0
2022	$54,722	$0	$7,880	$0

The above “Tax Fees” were billed for professional services rendered for tax preparation. “All Other Fees Billed to the Fund” were billed in connection with foreign withholdings tax reclaim filings.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to the Fund’s advisor, DWS International GmbH, or the administrator, DWS Investment Management Americas, Inc. (“DIMA”), and any entity controlling, controlled by or under common control with DWS International GmbH or DWS Investment Management Americas, Inc. (“Control Affiliate”) that provides ongoing services to the Fund (collectively, the Advisor Entities”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended December 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2023	$0	$424,143	$0
2022	$0	$148,212	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that EY provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY about any non-audit services that EY rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating EY’s independence.

Fiscal Year Ended December 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2023	$5,969	$424,143	$0	$430,112
2022	$7,880	$148,212	$0	$156,092

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the Advisor Entities with respect to operations and financial reporting of the Fund. The Audit Committee may, in its discretion, delegate all or a portion of its duties and responsibilities to a subcommittee of the Audit Committee. The Board and the Audit Committee have authorized any member of the Audit Committee to pre-approve any audit or non-audit services to be performed by the independent auditors, provided that any such approvals are presented to the Audit Committee at its next scheduled meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to each principal Independent Registered Public Accounting Firm, substantially all the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2022 and 2023 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or services provided thereunder.

***

Pursuant to PCAOB Rule 3526, EY is required to describe in writing to the Fund’s Audit Committee, on at least an annual basis, all relationships between EY, or any of its affiliates, and the DWS Funds, including the Fund, or persons in financial reporting oversight roles at the DWS Funds that, as of the date of the communication, may reasonably be thought to bear on EY’s independence. Pursuant to PCAOB Rule 3526, EY has reported the matters set forth below that may reasonably be thought to bear on EY’s independence. With respect to each reported matter, individually and in the aggregate, EY advised the Audit Committee that, after careful consideration of the facts and circumstances and the applicable independence rules, it concluded that the matters do not and will not impair EY’s ability to exercise objective and impartial judgement in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of exercising objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY also confirmed to the Audit Committee that it can continue act as the Independent Registered Public Accounting Firm for the Fund.

•	EY advised the Fund’s Audit Committee that various covered persons within EY’s affiliates held investments in, or had other financial relationships with, entities within the DWS Funds “investment company complex” (as defined in Regulation S-X) (the “DWS Funds Complex”). EY informed the Audit Committee that these investments and financial relationships were inconsistent with Rule 2-01(c)(1) of Regulation S-X. EY reported that all breaches have been resolved and that none of the breaches involved any investments in the Fund or any professionals who were part of the audit engagement team for the Fund. In addition, EY noted that the independence breaches did not (i) create a mutual or conflicting interest with the Fund, (ii) place EY in the position of auditing its own work, (iii) result in EY acting as management or an employee of the Fund, or (iv) place EY in a position of being an advocate of the Fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The registrant's audit committee consists of Fiona Flannery (Chair), Walter C. Dostmann and Dr. Holger Hatje.

ITEM 6.	INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Scope

DWS investment advisers (“DWS”)1 registered with the Securities and Exchange Commission have adopted and implemented the following Proxy Voting Policy and Guidelines – DWS Americas (“Policy and Guidelines”). The Policy and Guidelines are reasonably designed to ensure that proxies are voted in the best economic interest of DWS’s advisory clients2 with voting rights (i.e., equity securities) and in accordance with its fiduciary duties and local regulation. The Policy and Guidelines apply to DWS when on behalf of client accounts, it has taken on the responsibility to vote, or provide recommendations relating to proxies.

The guidelines attached as Attachment A represent a set of recommendations (the “Guidelines”) that were determined by the DWS Proxy Voting Sub-Committee (“the PVSC”). These Guidelines were developed and approved by the PVSC to provide DWS with a comprehensive list of recommendations that represent how DWS will generally vote proxies for its clients. The Guidelines are closely aligned with, although not identical to, those of its proxy voting agent, Institutional Shareholder Services (“ISS”). As a fiduciary, DWS owes its clients a duty of loyalty and duty of care. As a result, DWS has a fiduciary obligation to vote proxies in the best economic interest of clients taking into consideration reasonable costs without considering any relationship that it or its parent or affiliates may have with an issuer. In addition, the organizational structures and documents of the various DWS legal entities allow, where necessary or appropriate, the execution by individual DWS subsidiaries of the proxy voting rights independently of any parent or affiliated company.

Capitalised terms have the meaning ascribed to them in the Glossary.

DWS’S Proxy Voting Responsibilities

Proxy votes are the property of DWS’s advisory clients. As such, DWS’s authority and responsibility to vote such proxies depend upon its contractual relationships with its clients or other delegated authority. DWS has delegated responsibility for effecting its advisory clients’ proxy votes to, ISS, an independent third-party proxy voting specialist. ISS analyses and votes DWS’s advisory clients’ proxies in accordance with the Guidelines or DWS’s specific instructions. Where a client has given specific instructions as to how a proxy should be voted, DWS will notify ISS to carry out those instructions. Where no specific instruction exists, DWS will follow the procedures in voting the proxies set forth in this document. Certain Taft-Hartley clients may direct DWS to have ISS vote their proxies in accordance with Taft-Hartley Voting Guidelines.

Clients may in certain instances contract with their custodial agent and notify DWS that they wish to engage in securities lending transactions. In such cases, it is the responsibility of the custodian to deduct the number of shares that are on loan so that they do not get voted twice. DWS generally does not recall shares during a particular proxy vote unless it determines that the economic benefit of recalling the shares to vote on behalf of the client outweighs the revenue lost as a result of the recall. The handling of such recall requests is beyond DWS’s control and may not be satisfied in time for DWS to vote the shares in question. DWS will also maintain a list of securities for certain clients that it does not intend to lend through a securities lending program during a given proxy voting season based on such factors as the overall ownership level to impact a vote, expected proxy votes on various matters or potential revenue associated with the security being out on loan over the period. When shares remain on loan through a securities lending program, the portfolio management teams will not be able to participate in the votes.

1 These include DWS Investment Management Americas, Inc. (“DIMA”), DBX Advisors LLC (“DBX”) and RREEF Americas L.L.C. (“RREEF”) as well as DWS registered investment advisers based outside of the U.S. who provide services to U.S. accounts based on delegation from DIMA, DBX or RREEF.

2 For purposes of this document, “clients” refers to persons or entities: (i) for which DWS serves as investment adviser or sub-adviser; (ii) for which DWS votes proxies; and (iii) that have an economic or beneficial ownership interest in the portfolio securities of issuers soliciting such proxies.

POLICIES

Proxy Voting Activities are Conducted in the Best Economic Interest of Clients

DWS has adopted the following Policies and Guidelines to ensure that proxies are voted in accordance with the best economic interest of its clients, as determined by DWS in good faith after appropriate review. DWS believes that this responsibility includes consideration of the economic effect on companies of certain relevant environmental, social and governance (“ESG”) factors.

DWS Investment Platform

Portfolio managers or research analysts in the DWS Investment Platform with appropriate standing (“Portfolio Management”)3 review recommendations for the U.S. accounts they manage from ISS on how to vote proxies based on its application of the Guidelines. Portfolio Management and members of the PVSC may request that the PVSC consider voting a particular proxy contrary to the Guidelines or recommendations from ISS based on its application of the Guidelines, if they believe that it may not be in the best economic interests of clients to vote the proxy in accordance with the Guidelines or ISS recommendations.

The Proxy Voting Sub-Committee

The PVSC is an internal working group established by the applicable DWS’s Investment Risk Oversight Committee pursuant to written Terms of Reference. The PVSC is responsible for overseeing DWS’s proxy voting activities, including:

■	Adopting, monitoring and updating the Guidelines that provide how DWS will generally vote proxies pertaining to a comprehensive list of common proxy voting matters;
■	Making decisions on how to vote proxies where: (i) the issues are not covered by specific client instruction or the Guidelines; or (ii) where an exception to the Guidelines may be in the best economic interest of DWS’s clients;
■	Review recommendations raised by Portfolio Management, the PVSC and others to vote a particular proxy contrary to the Guidelines or recommendations from ISS based on its application of the Guidelines; and
■	Monitoring DWS’s Proxy Vendor Oversight Group (“Proxy Vendor Oversight”) proxy voting activities (see below).

DWS’s Proxy Vendor Oversight, a function of DWS’s Operations Group, is responsible for coordinating with ISS to administer DWS’s proxy voting process and for voting proxies in accordance with any specific client instructions or, if there are none, the Guidelines, and overseeing ISS’ proxy responsibilities in this regard.

3 Portfolio Management also includes portfolio managers from DWS registered investment advisers based outside the U.S. who provided services to the U.S. accounts based on a delegation from DIMA, DBX or RREEF.

Availability of Proxy Voting Policies and Proxy Voting Record

Copies of this Policy and Guidelines, as it may be updated from time to time are made available to clients as required by law and otherwise at DWS’s discretion. Clients may also obtain information on how their proxies were voted by DWS as required by law and otherwise at DWS’s discretion. Note, however, that DWS must not selectively disclose its investment company clients’ proxy voting records. Proxy Vendor Oversight will make proxy voting reports available to advisory clients upon request. The investment companies’ proxy voting records will be disclosed to shareholders by means of publicly available annual filings of each company’s proxy voting record for the 12-month periods ending June 30, if so required by relevant law.

Procedures

The key aspects of DWS’s proxy voting process are delineated below.

The DWS Proxy Voting Guidelines

The Guidelines set forth the PVSC’s standard voting positions on a comprehensive list of common proxy voting matters. The PVSC has developed and continues to update the Guidelines based on consideration of current corporate governance principles, industry standards, client feedback, and the impact of the matter on issuers and the value of the investments.

The PVSC will review the Guidelines as necessary to support the best economic interests of DWS’s clients and, in any event, at least annually. The PVSC will make changes to the Guidelines, whether as a result of the annual review or otherwise, taking solely into account the best economic interests of clients. Before changing the Guidelines, the PVSC will thoroughly review and evaluate the proposed change and the reasons therefore, and the PVSC Chairperson(s) will ask PVSC members whether anyone outside or within the DWS organization (including Deutsche Bank and its affiliates) or any entity that identifies itself as an DWS advisory client has requested or attempted to influence the proposed change and whether any member has a conflict of interest with respect to the proposed change. If any such matter is reported to the PVSC Chairperson(s), the Chairperson(s) will promptly notify the Conflicts of Interest Management Sub-Committee and will defer the approval, if possible. Lastly, the PVSC will fully document its rationale for approving any change to the Guidelines.

The Guidelines may reflect a voting position that differs from the actual practices of the public company(ies) within the Deutsche Bank organization or of the investment companies for which DWS or an affiliate serves as investment adviser or sponsor. Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in the actual practices of the investment company and the voting positions of the investment company on the same or similar matters. Further, the manner in which DWS votes proxies on behalf investment company proxies may differ from the voting recommendations made by a DWS-advised or sponsored investment company soliciting proxies from its shareholders.

Proxy Voting Recommendations and Decisions Made on a Case-by-Case Basis

Proxy Vendor Oversight will refer to Portfolio Management and members of the PVSC for review and recommendations on how to vote proxies prepared by ISS based upon the Guidelines. The proxies shall be voted on a case-by-case basis based on ISS’s application of the Guidelines. Portfolio Management and members of PVSC may request that the PVSC consider voting a particular proxy contrary to the Guidelines, if they believe that it may not be in the best economic interest of clients to vote the proxy in accordance with the Guidelines.

Specific Proxy Voting Decisions Made by the PVSC

Proxy Vendor Oversight will refer to the PVSC only proxy proposals: (i) that are not covered by specific client instructions or the Guidelines; or (ii) that, in accordance with this Policy and Guidelines, have been appealed. The Proxy Vendor Oversight team will present to Portfolio Management and members of the PVSC all proposals voted on a case-by-case basis in accordance with the Guidelines which will include recommendations from ISS based on ISS’s application of the Guidelines and, in certain instances as outlined in the Guidelines, its Socially Responsible Investment “SRI” Policy on social and sustainability issues, or the Coalition for Environmentally Responsible Economies (“CERES”) recommendation on environmental and social matters contained in the CERES Roadmap 2030. Portfolio Management may appeal a recommendation when they believe that it may not be in the best economic interest of the client to vote in accordance with the recommendation, and such appeal will be referred by the Proxy Vendor Oversight team to the PVSC for consideration.

The DWS Corporate Governance Center (“CGC”) provides support to the PVSC and does not influence or make any voting determinations. The CGC will research recommendations from ISS based on the SRI Policy or CERES Roadmap 2030 to assess whether such recommendations are in the best economic interests of clients and will inform the PVSC Chairperson(s) of any such ISS recommendations that the CGC believes may not be in the best economic interests of clients. The CGC will periodically provide a report to the PVSC that includes details of its analysis with respect to the ISS recommendations based on the SRI Policy or CERES Roadmap and how DWS voted on each proxy. The CGC may also, at the PVSC’s request, provide research and analysis related to other proxy issuers.

Additionally, if Proxy Vendor Oversight, the PVSC Chairperson(s), any member of the PVSC or Portfolio Management believes that voting a particular proxy in accordance with the Guidelines may not be in the best economic interests of clients, that individual may bring the matter to the attention of the PVSC Chairperson(s) and/or Proxy Vendor Oversight.

If Proxy Vendor Oversight refers a proxy proposal to the PVSC (or Action Group) or the PVSC determines that voting a particular proxy in accordance with the Guidelines is not in the best economic interests of clients, the PVSC (or Action Group) will evaluate and instruct the Proxy Vendor Oversight team to vote the proxy in accordance with its fiduciary duty and subject to the procedures below regarding conflicts. Proxy Vendor Oversight shall periodically report to the PVSC the details of any instructions received from any Action Group.

The PVSC endeavours to determine how to vote particular proxies prior to the voting deadline.

Proxies that Cannot Be Voted or Instances When DWS Abstains from Voting

In some cases, the PVSC may determine that it is in the best economic interests of its clients not to vote certain proxies, or that it may not be feasible to vote certain proxies. If the conditions below are met with regard to a proxy proposal, DWS will not vote on the issue:

■	Neither the Guidelines nor specific client instructions cover an issue;
■	ISS does not make a recommendation on the issue; and
■	There is not sufficient time prior to the voting deadline to make a determination as to what voting decision would be in the client’s best interest.

In addition, it is DWS’s policy not to vote proxies of issuers subject to laws of those jurisdictions that impose restrictions upon selling shares after proxies are voted, in order to preserve liquidity. In other cases, it may not be possible to vote certain proxies, despite good faith efforts to do so. For example, some jurisdictions do not provide adequate notice to shareholders so that proxies may be voted on a timely basis. Voting rights on securities that have been loaned to third-parties transfer to those third-parties, with loan termination often being the only way to attempt to vote proxies on the loaned securities. Lastly, the PVSC may determine that the costs to the client(s) associated with voting a particular proxy or group of proxies outweighs the economic benefits expected from voting the proxy or group of proxies.

There may be instances when DWS holds a position in a private company requiring a voting decision. While ISS does not provide research and is unable to provide a voting recommendation based on the Guidelines and as a result, DWS will refer all private company proxies to portfolio management for a review based on information that is available to them. Portfolio management will submit any recommendations to the PVSC for consideration. DWS may vote to “Abstain” if portfolio management determines this is the appropriate action to take based on the available information.

Proxy Vendor Oversight will coordinate with the PVSC Chairperson(s) regarding any specific proxies and any categories of proxies that will not or cannot be voted. The reasons for not voting any proxy shall be documented.

Conflict of Interest Procedures

Procedures to Address Conflicts of Interest and Improper Influence

Overriding Principle. In the limited circumstances where the PVSC votes proxies,4 the PVSC will vote those proxies in accordance with what it, in good faith, determines to be the best economic interest of DWS’s clients.5

Independence of the PVSC. As a matter of Compliance policy, the PVSC and Proxy Vendor Oversight are structured to be independent from other parts of Deutsche Bank. Members of the PVSC and the employee responsible for Proxy Vendor Oversight are employees of DWS. As such, they may not be subject to the supervision or control of any employees of Deutsche Bank Corporate and Investment Banking division (“CIB”). Their compensation cannot be based upon their contribution to any business activity outside of DWS without prior approval of Legal and Compliance. They can have no contact with employees of Deutsche Bank outside of DWS regarding specific clients, business matters, or initiatives without the prior approval of Legal and Compliance. They furthermore may not discuss proxy votes with any person outside of DWS (and within DWS only on a need-to-know basis).

Conflict Review Procedures. The “Conflicts of Interest Management Sub-Committee” within DWS monitors for potential material conflicts of interest in connection with proxy proposals that are to be evaluated by the PVSC. The Conflicts of Interest Management Sub-Committee members include DWS Compliance, the chief compliance officers of the advisors and the DWS Funds. Promptly upon a determination that a proxy vote shall be presented to the PVSC, the PVSC Chairperson(s) shall notify the Conflicts of Interest Management Sub-Committee. The Conflicts of Interest Management Sub-Committee shall promptly collect and review any information deemed reasonably appropriate to evaluate, in its reasonable judgment, if DWS or any person participating in the proxy voting process has, or has the appearance of, a material conflict of interest. For the purposes of this policy, a conflict of interest shall be considered “material” to the extent that a reasonable person could expect the conflict to influence, or appear to influence, the PVSC’s decision on the particular vote at issue. PVSC should provide the Conflicts of Interest Management Sub-Committee a reasonable amount of time (no less than 24 hours for the Americas/Europe and 48 hours for APAC) to perform all necessary and appropriate reviews. To the extent that a conflicts review cannot be sufficiently completed by the Conflicts of Interest Management Sub-Committee the proxies will be voted in accordance with the standard Guidelines.

The information considered by the Conflicts of Interest Management Sub-Committee may include without limitation information regarding: (i) DWS client relationships; (ii) any relevant personal conflict known by the Conflicts of Interest Management Sub-Committee or brought to the attention of that sub-committee; and (iii) any communications with members of the PVSC (or anyone participating or providing information to the PVSC) and any person outside or within the DWS organization (including Deutsche Bank and its affiliates) or any entity that identifies itself as an DWS advisory client regarding the vote at issue. In the context of any determination, the Conflicts of Interest Management Sub-Committee may consult with and shall be entitled to rely upon all applicable outside experts, including legal counsel.

Upon completion of the investigation, the Conflicts of Interest Management Sub-Committee will document its findings and conclusions. If the Conflicts of Interest Management Sub-Committee determines that: (i) DWS has a material conflict of interest that would prevent it from deciding how to vote the proxies concerned without further client consent; or (ii) certain individuals should be recused from participating in the proxy vote at issue, the Conflicts of Interest Management Sub-Committee will so inform the PVSC Chairperson(s).

If notified that DWS has a material conflict of interest as described above, the PVSC chairperson(s) will obtain instructions as to how the proxies should be voted either from: (i) if time permits, the affected clients; or (ii) in accordance with the standard Guidelines. If notified that certain individuals should be recused from the proxy vote at issue, the PVSC Chairperson(s) shall do so in accordance with the procedures set forth below.

4 As mentioned above, the PVSC votes proxies where: (i) neither a specific client instruction nor a Guideline directs how the proxy should be voted; or (ii) where voting in accordance with the Guidelines may not be in the best economic interests of clients. Further, the PVSC will review recommendations for proxies if Portfolio Management or a member of the PVSC recommends voting contrary to the ISS recommendation if they believe that it may not be in the best economic interest of the client to vote in accordance with the Guidelines or ISS recommendation based on its application of the Guidelines.

5 Proxy Vendor Oversight, who serves as the non-voting secretary of the PVSC, may receive routine calls from proxy solicitors and other parties interested in a particular proxy vote. Any contact that attempts to exert improper pressure or influence shall be reported to the Conflicts of Interest Management Sub-Committee.

Note: Any DWS employee who becomes aware of a potential, material conflict of interest in respect of any proxy vote to be made on behalf of clients shall notify Compliance or the Conflicts of Interest Management Sub-Committee. Compliance shall call a meeting of the Conflicts of Interest Management Sub-Committee to evaluate such conflict and determine a recommended course of action.

Procedures to be followed by the PVSC. At the beginning of any discussion regarding how to vote any proxy, the PVSC Chairperson(s) (or his or her delegate) will inquire as to whether any PVSC member (whether voting or ex officio) or any person participating in the proxy voting process has a personal conflict of interest or has knowledge of an actual or apparent conflict that has not been reported to the Conflicts of Interest Management Sub-Committee.

The PVSC Chairperson(s) also will inquire of these same parties whether they have actual knowledge regarding whether any Director, officer, or employee outside or within the DWS organization (including Deutsche Bank and its affiliates) or any entity that identifies itself as an DWS advisory client, has: (i) requested that DWS, Proxy Vendor Oversight (or any member thereof), or a PVSC member vote a particular proxy in a certain manner; (ii) attempted to influence DWS, Proxy Vendor Oversight (or any member thereof), a PVSC member or any other person in connection with proxy voting activities; or (iii) otherwise communicated with a PVSC member, or any other person participating or providing information to the PVSC regarding the particular proxy vote at issue and which incident has not yet been reported to the Conflicts of Interest Management Sub-Committee.

If any such incidents are reported to the PVSC Chairperson(s), the Chairperson(s) will promptly notify the Conflicts of Interest Management Sub-Committee and, if possible, will delay the vote until the Conflicts of Interest Management Sub-Committee can complete the conflicts report. If a delay is not possible, the Conflicts of Interest Management Sub-Committee will instruct the PVSC (i) whether anyone should be recused from the proxy voting process or (ii) whether DWS should vote the proxy in accordance with the standard guidelines, seek instructions as to how to vote the proxy at issue from ISS or, if time permits, the affected clients. These inquiries and discussions will be properly reflected in the PVSC’s minutes.

Duty to Report. Any DWS employee, including any PVSC member (whether voting or ex officio), that is aware of any actual or apparent conflict of interest relevant to, or any attempt by any person outside or within the DWS organization (including Deutsche Bank and its affiliates) or any entity that identifies itself as an DWS advisory client to influence how DWS votes its proxies has a duty to disclose the existence of the situation to the PVSC Chairperson(s) (or his or her designee) and the details of the matter to the Conflicts of Interest Management Sub-Committee. In the case of any person participating in the deliberations on a specific vote, such disclosure should be made before engaging in any activities or participating in any discussion pertaining to that vote.

Recusal of Members. The PVSC will recuse from participating in a specific proxy vote any PVSC members (whether voting or ex officio) and/or any other person who: (i) are personally involved in a material conflict of interest; or (ii) who, as determined by the Conflicts of Interest Management Sub-Committee, have actual knowledge of a circumstance or fact that could affect their independent judgment, in respect of such vote. The PVSC will also exclude from consideration the views of any person (whether requested or volunteered) if the PVSC or any member thereof knows, or if the Conflicts of Interest Management Sub-Committee has determined, that such other person has a material conflict of interest with respect to the particular proxy or has attempted to influence the vote in any manner prohibited by these policies.

If, after excluding all relevant PVSC voting members pursuant to the paragraph above, there are three or more PVSC voting members remaining, those remaining PVSC members will determine how to vote the proxy in accordance with these Policies and Guidelines. If there are fewer than three PVSC voting members remaining, the PVSC Chairperson(s) will vote the proxy in accordance with the standard Guidelines or will obtain instructions as to how to have the proxy voted from, if time permits, the affected clients and otherwise from ISS.

Affiliated Investment Companies, Rule 12d1-4 and Affiliated Public Companies

Investment Companies. For investment companies for which DWS or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders (i.e., “mirror” or “echo” voting). In addition, if a registered investment company (including an exchange traded fund (“ETF”) advised by DWS or an affiliate together with DWS advisory clients, in aggregate, (i) hold more than 25% of the outstanding voting securities of an investment company that is not a registered closed-end fund or business development company, or (ii) hold more than 10% of the outstanding voting securities of an investment company that is a registered closed-end fund or business development company, then DWS will vote its holdings in such registered investment company’s securities in the same proportion as the vote of all other holders of such securities (i.e., “mirror” or “echo” voting) as required by Rule 12d1-4 of the Investment Company Act of 1940 (the “1940 Act”). Master Fund proxies solicited from feeder Funds are voted in accordance with applicable provisions of Section 12 of 1940 Act.

Affiliated Public Companies. For proxies solicited by non-investment company issuers of or within the DWS or Deutsche Bank organization (e.g., shares of DWS or Deutsche Bank), these proxies will be voted in the same proportion as the vote of other shareholders (i.e., “mirror” or “echo” voting). In markets where mirror voting is not permitted, DWS will “Abstain” from voting such shares.

Note: With respect to affiliated registered investment companies that invest in the DWS Central Cash Management Government Fund (registered under the Investment Company Act), the affiliated registered investment companies are not required to engage in echo voting with respect to proxies of the DWS Central Cash Management Government Fund and the investment adviser will use these Guidelines and may determine, with respect to proxies of the DWS Central Cash Management Government Fund, to vote contrary to the positions in the Guidelines, consistent with the Fund’s best interest.

Other Procedures that Limit Conflicts of Interest

DWS and other entities in the Deutsche Bank organization have adopted a number of policies, procedures, and internal controls that are designed to avoid various conflicts of interest, including those that may arise in connection with proxy voting, including but not limited to:

■	Code of Conduct– DB Group;
■	Conflicts of Interest Policy – DWS Group;
■	Code of Ethics – DWS Group;

The PVSC expects that these policies, procedures, and internal controls will greatly reduce the chance that the PVSC (or its members) would be involved in, aware of, or influenced by an actual or apparent conflict of interest.

RECORDKEEPING

At a minimum, the following records must be properly maintained and readily accessible in order to evidence compliance with this Policy.

■	DWS will maintain a record of each proxy vote cast by DWS that includes among other things, company name, meeting date, proposals presented, vote cast, and shares voted.
■	Proxy Vendor Oversight maintains records for each of the proxy ballots it votes. Specifically, the records include, but are not limited to:

The proxy statement (and any additional solicitation materials) and relevant portions of annual statements;

Any additional information considered in the voting process that may be obtained from an issuing company, its agents, or proxy research firms;

Analyst worksheets created for stock option plan and share increase analyses; and

Proxy Edge print-screen of actual vote election.

■	DWS will: (i) retain this Policy and the Guidelines; (ii) maintain records of requests from Portfolio Management and members of the PVSC to appeal a recommendation on how to vote a proxy; (iii) maintain minutes of the meeting of the PVSC; (iv) maintain records of client requests for proxy voting information; and (v) retain any documents Proxy Vendor Oversight or the PVSC prepared that were material to making a voting decision or that memorialized the basis for a proxy voting decision.
■	The PVSC also will create and maintain appropriate records documenting its compliance with this Policy, including records of its deliberations and decisions regarding conflicts of interest and their resolution.
■	With respect to DWS’s investment company clients, ISS will create and maintain records of each company’s proxy voting record for the 12-month periods ending June 30. DWS will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report (and with respect to which the company was entitled to vote):

The name of the issuer of the portfolio security;

The exchange ticker symbol of the portfolio security (if symbol is available through reasonably practicable means);

The Council on Uniform Securities Identification Procedures (“CUSIP”) number for the portfolio security (if the number is available through reasonably practicable means);

The shareholder meeting date;

A brief identification of the matter voted on;

Whether the matter was proposed by the issuer or by a security holder;

Whether the company cast its vote on the matter;

How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of Directors); and

Whether the company cast its vote for or against Management.

Note: This list is intended to provide guidance only in terms of the records that must be maintained in accordance with this policy. In addition, please note that records must be maintained in accordance with the Records Management Policy – Deutsche Bank Group and applicable policies and procedures thereunder.

With respect to electronically stored records, “properly maintained” is defined as complete, authentic (unalterable), usable and backed-up. At a minimum, records should be retained for a period of not less than six years (or longer, if necessary to comply with applicable regulatory requirements), the first three years in an appropriate DWS office.

OVERSIGHT RESPONSIBILITIES

Proxy Vendor Oversight will review a reasonable sampling of votes based on its procedures on a regular basis to ensure that ISS has cast the votes in a manner consistent with the Guidelines. Proxy Vendor Oversight will provide the PVSC with a quarterly report of its review and identify any issues encountered during the period. Proxy Vendor Oversight will also perform a post season review once a year on certain proposals to assess whether ISS voted consistent with the Guidelines.

In addition, the PVSC will, in cooperation with Proxy Vendor Oversight and DWS Compliance, consider, on at least an annual basis, whether ISS has the capacity and competence to adequately analyze the matters for which it is responsible. This includes whether ISS has effective polices, and methodologies and a review of ISS’s policies and procedures with respect to conflicts.

The PVSC also monitors the proxy voting process by reviewing summary proxy information presented by ISS to determine, among other things, whether any changes should be made to the Guidelines. This review will take place at least quarterly and is documented in the PVSC’s meeting minutes.

ANNUAL REVIEW

The PVSC, in cooperation with Proxy Vendor Oversight and DWS Compliance, will review and document, no less frequently than annually, the adequacy of the Guidelines, including whether the Guidelines continue to be reasonably designed to ensure that DWS votes in the best interest of its clients.

GLOSSARY

Term	Definition
Action Group	A sub-group of the PVSC (as defined below) that will include the Chairperson(s) and at least one other member of the PVSC.
Committee	Decision-making forum established pursuant to the “Committee Governance Policy – Deutsche Bank Group” for a specific purpose and an unlimited period of time
CUSIP	Council on Uniform Securities Identification Procedures
Employee	Any individual with an employment contract directly with a Legal Entity of DB Group
ETF	Exchange Traded Funds
Investment Company Act	Investment Company Act of 1940
ISS	Institutional Shareholder Services, Inc.
PVSC	Proxy Voting Sub-Committee
Risk Type Controller (RTC)	Global Head of a Risk Control Function; formally representing the respective Risk Control Function and accountable for designing, implementing and maintaining an effective risk type management / control and policy framework for all risk types within their mandate.
RTC Contact	Individual(s) authorized by the Risk Type Controller to fulfil tasks in relation to the respective RTC mandate including authorization of other Units to issue a Policy or Procedure regulating the respective risk type
SEC	Securities and Exchange Commission
Unit	Refers to the organisational areas within DB Group, such as corporate divisions and infrastructure functions, as per the DB Business Allocation Plan.

LIST OF ANNEXES AND ATTACHMENTS

Attachment A – DWS Proxy Voting Guidelines – DWS Americas

Attachment A

DWS

Proxy Voting Guidelines – DWS Americas

Effective March 1, 2023

TABLE OF CONTENTS

BOARD OF DIRECTORS
Independence
Composition
Responsiveness
Accountability
Problematic Takeover Defenses, Capital Structure and Governance Structure
Problematic Audit-Related Practices
Problematic Compensation Practices
Problematic Pledging of Company Stock
Climate Accountability
Governance Failures
Voting on Director Nominees in Contested Elections
Vote-No Campaigns
Proxy Contests/Proxy Access
Other Board Related Proposals
Adopt Anti-Hedging/Pledging/Speculative Investments Policy
Board Refreshment
Term/Tenure Limits
Age Limits
Board Size
Classification/Declassification of the Board
CEO Succession Planning
Cumulative Voting
Director and Officer Indemnification and Liability Protection
Establish/Amend Nominee Qualifications
Establish Other Board Committee Proposals
Filling Vacancies/Removal of Directors
Independent Board Chair
Majority of Independent Directors/Establishment of Independent Committees
Majority Vote Standard for the Election of Directors
Proxy Access
Require More Nominees than Open Seats
Shareholder Engagement Policy (Shareholder Advisory Committee)
AUDIT-RELATED
Auditor Indemnification and Limitation of Liability
Auditor Ratification
Shareholder Proposals Limiting Non-Audit Services
Shareholder Proposals on Audit Firm Rotation
SHAREHOLDER RIGHTS & DEFENSES
Advance Notice Requirements for Shareholder Proposals/Nominations
Amend Bylaws without Shareholder Consent
Control Share Acquisition Provisions
Control Share Cash—Out Provisions
Disgorgement Provisions
Fair Price Provisions
Freeze-Out Provisions
Greenmail
Shareholder Litigation Rights
Federal Forum Selection Provisions
Exclusive Forum Provisions for State Law Matters
Fee shifting
Net Operating Loss (NOL) Protective Amendments
Poison Pills (Shareholder Rights Plans)
Shareholder Proposals to Put Pill to a Vote and/or Adopt a Pill Policy
Management Proposals to Ratify a Poison Pill
Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)
Proxy Voting Disclosure, Confidentiality, and Tabulation
Ratification Proposals: Management Proposals to Ratify Existing Charter or Bylaw Provisions
Reimbursing Proxy Solicitation Expenses
Reincorporation Proposals
Shareholder Ability to Act by Written Consent
Shareholder Ability to Call Special Meetings
Stakeholder Provisions
State Antitakeover Statutes
Supermajority Vote Requirements
Virtual Shareholder Meetings
CAPITAL RESTRUCTURING
Capital
Adjustments to Par Value of Common Stock
Common Stock Authorization
General Authorization Requests
Specific Authorization Requests
Dual Class Structure
Issue Stock for Use with Rights Plan
Preemptive Rights
Preferred Stock Authorization
General Authorization Requests
Specific Authorization Requests
Recapitalization Plans
Reverse Stock Splits
Share Issuance Mandates at U.S. Domestic Issuers Incorporated Outside the U.S.
Share Repurchase Programs
Share Repurchase Programs Shareholder Proposals
Stock Distributions: Splits and Dividends
Tracking Stock
Restructuring
Appraisal Rights
Asset Purchases
Asset Sales
Bundled Proposals
Conversion of Securities
Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans
Formation of Holding Company
Going Private and Going Dark Transactions (LBOs and Minority Squeeze-outs)
Joint Ventures
Liquidations
Mergers and Acquisitions
Private Placements/Warrants/Convertible Debentures
Reorganization/Restructuring Plan (Bankruptcy)
Special Purpose Acquisition Corporations (SPACs)
Special Purpose Acquisition Corporations (SPACs) - Proposals for Extensions
Spin-offs
Value Maximization Shareholder Proposals
COMPENSATION
Executive Pay Evaluation
Advisory Votes on Executive Compensation—Management Proposals (Say-on-Pay)
Frequency of Advisory Vote on Executive Compensation ("Say When on Pay")
Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale
Equity-Based and Other Incentive Plans
Further Information on certain EPSC Factors:
Shareholder Value Transfer (SVT)
Three-Year Value-Adjusted Burn Rate
Egregious Factors
Liberal Change in Control Definition
Repricing Provisions
Problematic Pay Practices or Significant Pay-for-Performance Disconnect
Amending Cash and Equity Plans (including Approval for Tax Deductibility (162(m))
Specific Treatment of Certain Award Types in Equity Plan Evaluations
Dividend Equivalent Rights
Operating Partnership (OP) Units in Equity Plan Analysis of Real Estate Investment Trusts (REITs)
Other Compensation Plans
401(k) Employee Benefit Plans
Employee Stock Ownership Plans (ESOPs)
Employee Stock Purchase Plans—Qualified Plans
Employee Stock Purchase Plans—Non-Qualified Plans
Option Exchange Programs/Repricing Options
Stock Plans in Lieu of Cash
Transfer Stock Option (TSO) Programs
Director Compensation
Shareholder Ratification of Director Pay Programs
Equity Plans for Non-Employee Directors
Non-Employee Director Retirement Plans
Shareholder Proposals on Compensation
Bonus Banking/Bonus Banking “Plus”
Compensation Consultants—Disclosure of Board or Company’s Utilization
Disclosure/Setting Levels or Types of Compensation for Executives and Directors
Golden Coffins/Executive Death Benefits
Hold Equity Past Retirement or for a Significant Period of Time
Pay Disparity
Pay for Performance/Performance-Based Awards
Pay for Superior Performance
Pre-Arranged Trading Plans (10b5-1 Plans)
Prohibit Outside CEOs from Serving on Compensation Committees
Recoupment of Incentive or Stock Compensation in Specified Circumstances
Severance Agreements for Executives/Golden Parachutes
Share Buyback Impact on Incentive Program Metrics
Supplemental Executive Retirement Plans (SERPs)
Tax Gross-Up Proposals
Termination of Employment Prior to Severance Payment/Eliminating Accelerated Vesting of Unvested Equity
ROUTINE / MISCELLANEOUS
Adjourn Meeting
Amend Quorum Requirements
Amend Minor Bylaws
Change Company Name
Change Date, Time, or Location of Annual Meeting
Other Business
SOCIAL AND ENVIRONMENTAL ISSUES
General Approach
Endorsement of Principles
Animal Welfare
Animal Welfare Policies
Animal Testing
Animal Slaughter
Consumer Issues
Genetically Modified Ingredients
Reports on Potentially Controversial Business/Financial Practices
Pharmaceutical Pricing, Access to Medicines, and Prescription Drug Reimportation
Product Safety and Toxic/Hazardous Materials
Tobacco-Related Proposals
Climate Change
Say on Climate (SoC) Management Proposals
Say on Climate (SoC) Shareholder Proposals
Climate Change/Greenhouse Gas (GHG) Emissions
Energy Efficiency
Renewable Energy
Diversity
Board Diversity
Equality of Opportunity
Gender Identity, Sexual Orientation, and Domestic Partner Benefits
Gender, Race / Ethnicity Pay Gap
Racial Equity and/or Civil Rights Audit Guidelines
Environment and Sustainability
Facility and Workplace Safety
General Environmental Proposals and Community Impact Assessments
Hydraulic Fracturing
Operations in Protected Areas
Recycling
Sustainability Reporting
Water Issues
General Corporate Issues
Charitable Contributions
Data Security, Privacy, and Internet Issues
Environmental, Social, and Governance (ESG) Compensation-Related Proposals
Human Rights, Human Capital Management, and International Operations
Human Rights Proposals
Mandatory Arbitration
Operations in High Risk Markets
Outsourcing/Offshoring
Sexual Harassment
Weapons and Military Sales
Political Activities
Lobbying
Political Contributions
Political Ties
REGISTERED INVESTMENT COMPANY PROXIES
Election of Directors
Closed End Fund - Unilateral Opt-In to Control Share Acquisition Statutes
Converting Closed-end Fund to Open-end Fund
Proxy Contests
Investment Advisory Agreements
Approving New Classes or Series of Shares
Preferred Stock Proposals
1940 Act Policies
Changing a Fundamental Restriction to a Nonfundamental Restriction
Change Fundamental Investment Objective to Nonfundamental
Name Change Proposals
Change in Fund's Subclassification
Business Development Companies—Authorization to Sell Shares of Common Stock at a Price below Net Asset Value
Disposition of Assets/Termination/Liquidation
Changes to the Charter Document
Changing the Domicile of a Fund
Authorizing the Board to Hire and Terminate Subadvisers Without Shareholder Approval
Distribution Agreements
Master-Feeder Structure
Mergers
Shareholder Proposals for Mutual Funds
Establish Director Ownership Requirement
Reimburse Shareholder for Expenses Incurred
Terminate the Investment Advisor
INTERNATIONAL PROXY VOTING
Appendix I

NOTE: Because of the unique oversight structure and regulatory scheme applicable to closed-end and open-end investment companies, except as otherwise noted, these voting guidelines are not applicable to holdings of shares of closed-end and open-end investment companies (except Real Estate Investment Trusts).

In voting proxies that are noted case-by-case, DWS will vote such proxies based on recommendations from ISS based on its application of the Guidelines.

BOARD OF DIRECTORS

DWS’s policy is to generally vote for director nominees, except under the following circumstances (with new nominees6 considered on case-by-case basis):

Independence

General Recommendation: DWS’s policy is to generally vote against7 or withhold from non-independent directors when (See Appendix 1 for Classification of Directors):

■	Independent directors comprise 50 percent or less of the board;
■	The non-independent director serves on the audit, compensation, or nominating committee;
■	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee; or
■	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee.

6 A "new nominee" is a director who is being presented for election by shareholders for the first time. Recommendations on new nominees who have served for less than one year are made on a case-by-case basis depending on the timing of their appointment and the problematic governance issue in question.

7 In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

Composition

Attendance at Board and Committee Meetings: DWS’s policy is to generally vote against or withhold from directors (except nominees who served only part of the fiscal year8) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

■	Medical issues/illness;
■	Family emergencies; and
■	Missing only one meeting (when the total of all meetings is three or fewer).

In cases of chronic poor attendance without reasonable justification, in addition to voting against the director(s) with poor attendance, DWS’s policy is to generally vote against or withhold from appropriate members of the nominating/governance committees or the full board.

If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, DWS’s policy is to generally vote against or withhold from the director(s) in question.

Overboarded Directors: DWS’s policy is to generally vote against or withhold from individual directors who:

■	Sit on more than four public company boards; or
■	Are CEOs of public companies who sit on the boards of more than one public company besides their own—withhold only at their outside board[9]

Gender Diversity: DWS’s policy is to generally vote against or withhold from the chair of the nominating committee (or other directors on a case-by-case basis) at companies where there are no women on the company's board. An exception will be made if there was at least one woman on the board at the preceding annual meeting and the board makes a firm commitment to return to a gender-diverse status within a year.

Racial and/or Ethnic Diversity: For companies in the Russell 3000 or S&P 1500 indices,

DWS’s policy is to generally vote against or withhold from the chair of the nominating committee (or other directors on a case-by-case basis) where the board has no apparent racially or ethnically diverse members.10 An exception will be made if (i) there was racial and/or ethnic diversity on the board at the preceding annual meeting and the board makes a firm commitment to appoint at least one racial and/or ethnic diverse member within a year; or (ii) there are no new nominees proposed for election to the board.

Combined Chair/CEO: DWS’s policy is to generally vote case-by-case for new nominees who are up for election to serve as a combined Chair and CEO. DWS will not apply this Guideline in circumstances where the incumbent combined Chair and CEO is up for reelection.

8 Nominees who served for only part of the fiscal year are generally exempted from the attendance policy.

9 Although all of a CEO’s subsidiary boards with publicly-traded common stock will be counted as separate boards, DWS will not recommend a withhold vote for the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent but may do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

10 Aggregate diversity statistics provided by the board will only be considered if specific to racial and/or ethnic diversity.

Responsiveness

DWS’s policy is to generally vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if:

■	The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year or failed to act on a management proposal seeking to ratify an existing charter/bylaw provision that received opposition of a majority of the shares cast in the previous year. Factors that will be considered are:

Disclosed outreach efforts by the board to shareholders in the wake of the vote;

Rationale provided in the proxy statement for the level of implementation;

The subject matter of the proposal;

The level of support for and opposition to the resolution in past meetings;

Actions taken by the board in response to the majority vote and its engagement with shareholders;

The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and

Other factors as appropriate.

■	The board failed to act on takeover offers where the majority of shares are tendered;
■	At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote.

DWS’s policy is to generally vote case-by-case on Compensation Committee members (or, in exceptional cases, the full board) and the Say on Pay proposal if:

■	The company’s previous say-on-pay received the support of less than 70 percent of votes cast. Factors that will be considered are:

The company's response, including:

■	Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);
■	Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;

Disclosure of specific and meaningful actions taken to address shareholders' concerns;

■	Other recent compensation actions taken by the company;
■	Whether the issues raised are recurring or isolated;
■	The company's ownership structure; and
■	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.
■	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the plurality of votes cast.

Accountability

Problematic Takeover Defenses, Capital Structure and Governance Structure

Poison Pills: DWS’s policy is to generally vote against or withhold from all nominees (except new nominees, who should be considered case-by-case) if:

■	The company has a poison pill with a deadhand or slowhand feature;[11]
■	The board makes a material adverse modification to an existing pill, including, but not limited to, extension, renewal, or lowering the trigger, without shareholder approval; or
■	The company has a long-term poison pill, (with a term of over one year) that was not approved by the public shareholders.[12]

DWS’s policy is to generally vote case-by-case on nominees if the board adopts an initial short-term pill (with a term of one year or less) without shareholder approval, taking into consideration:

■	The disclosed rationale for the adoption;
■	The trigger;
■	The company’s market capitalization (including absolute level and sudden changes);
■	A commitment to put any renewal to a shareholder vote; and
■	Other factors as relevant

Unequal Voting Rights: DWS’s policy is to generally vote for directors of a company employing a common stock structure with unequal voting rights13 , while considering the following:

■	The company has set or committed to a sunset provision of no more than seven years from the date of going public.

Classified Board Structure: DWS’s policy is to generally vote against or withhold directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case), if the company’s board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold / against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

Removal of Shareholder Discretion on Classified Boards: DWS’s policy is to generally vote against or withhold directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case), if the company has opted into, or failed to opt out of, state laws requiring a classified board structure.

11 If the short-term pill with a deadhand or slowhand feature is enacted but expires before the next shareholder vote, DWS will generally still withhold or vote against nominees at the next shareholder meeting following its adoption.

12Approval prior to, or in connection, with a company’s becoming publicly traded or in connection with a de-SPAC transaction, is sufficient.

13This generally includes classes of common stock that have additional votes per share than other shares; classes of shares that are not entitled to vote on all the same ballot items or nominees; or stock with time-phased voting rights (“loyalty shares”).

Problematic Governance Structure: For companies that hold or held their first annual meeting of public shareholders after February 1, 2015, DWS’s policy is to generally vote against or withhold from directors individually, committee member, or the entire board (except new nominees, who should be considered case-by-case) if, prior to or in connection with the company’s public offering, the company or its board adopted the following bylaw or charter provisions that are considered to be materially adverse to shareholder rights:

■	Supermajority vote requirements to amend the bylaws or charter;
■	A classified board structure; or
■	Other egregious provisions.

A provision which specifies that the problematic structure(s) will be sunset within seven years of the date of going public will be considered a mitigating factor.

Unless the adverse provision is reversed or removed, DWS’s policy is to generally vote case-by-case on director nominees in subsequent years.

Unilateral Bylaw/Charter Amendments: DWS’s policy is to generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case) if the board amends the company's bylaws or charter without shareholder approval in a manner that materially diminishes shareholders' rights or that could adversely impact shareholders, considering the following factors:

■	The board's rationale for adopting the bylaw/charter amendment without shareholder ratification;
■	Disclosure by the company of any significant engagement with shareholders regarding the amendment;
■	The level of impairment of shareholders' rights caused by the board's unilateral amendment to the bylaws/charter;
■	The board's track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions;
■	The company's ownership structure;
■	The company's existing governance provisions;
■	The timing of the board's amendment to the bylaws/charter in connection with a significant business development; and
■	Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders.

Unless the adverse amendment is reversed or submitted to a binding shareholder vote, in subsequent years DWS’s policy is generally to vote case-by-case on director nominees.

DWS’s policy is to generally vote against (except new nominees, who should be considered case-by-case) if the directors:

■	Classified the board;
■	Adopted supermajority vote requirements to amend the bylaws or charter; or
■	Eliminated shareholders' ability to amend bylaws.
■	Adopted a fee-shifting provision; or
■	Adopted another provision deemed egregious.

Restricting Binding Shareholder Proposals: DWS’s policy is to generally vote against or withhold from the members of the governance committee if:

■	The company’s governing documents impose undue restrictions on shareholders ability to amend the bylaws.

Such restrictions include but are not limited to: outright prohibition on the submission of binding shareholder proposals or share ownership requirements, subject matter restrictions, or time holding requirements in excess of Rule 14a-8 under the Securities Exchange Act of 1934. DWS’s policy is to generally vote against or withhold on an ongoing basis in such cases.

Submission of management proposals to approve or ratify requirements in excess of the requirements under Rule 14a-8 for the submission of binding bylaw amendments will generally be viewed as insufficient restoration of shareholders’ rights. DWS’s policy is to generally vote against or withhold on an ongoing basis until shareholders are provided with an unfettered ability to amend the bylaws or a proposal providing for such unfettered right is submitted for shareholder approval.

Director Performance Evaluation: DWS’s policy is to generally vote against or withhold from (the members of the governance committee) if the board lack mechanisms to promote accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one-, three- and five-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s operational metrics and other factors as warranted. Problematic provisions include but are not limited to:

■	A classified board structure;
■	A supermajority vote requirement;
■	Either a plurality vote standard in uncontested director elections, or a majority vote standard in contested elections;
■	The inability of shareholders to call special meetings;
■	The inability of shareholders to act by written consent;
■	A multi-class capital structure; and/or
■	A non-shareholder-approved poison pill.

Management Proposals to Ratify Existing Charter or Bylaw Provisions: DWS’s policy is to generally vote against/withhold from individual directors, members of the governance committee, or the full board, where boards ask shareholders to ratify existing charter or bylaw provisions considering the following factors:

■	The presence of a shareholder proposal addressing the same issue on the same ballot;
■	The board's rationale for seeking ratification;
■	Disclosure of actions to be taken by the board should the ratification proposal fail;
■	Disclosure of shareholder engagement regarding the board’s ratification request;
■	The level of impairment to shareholders' rights caused by the existing provision;
■	The history of management and shareholder proposals on the provision at the company’s past meetings;
■	Whether the current provision was adopted in response to the shareholder proposal;
■	The company's ownership structure; and
■	Previous use of ratification proposals to exclude shareholder proposals.

Problematic Audit-Related Practices

DWS’s policy is to generally vote against or withhold from the members of the Audit Committee if:

■	The non-audit fees paid to the auditor are excessive;
■	The company receives an adverse opinion on the company’s financial statements from its auditor; or
■	There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

DWS’s policy is to generally vote case-by-case on members of the Audit Committee and potentially the full board if:

■	Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence, and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether withhold/against votes are warranted.

Problematic Compensation Practices

In the absence of an Advisory Vote on Executive Compensation (Say on Pay) ballot item or in egregious situations, DWS’s policy is to generally vote against or withhold from the members of the Compensation Committee and potentially the full board if:

■	There is an unmitigated misalignment between CEO pay and company performance (pay for performance);
■	The company maintains significant problematic pay practices; or
■	The board exhibits a significant level of poor communication and responsiveness to shareholders.

DWS’s policy is to generally vote against or withhold from the Compensation Committee chair, other committee members, or potentially the full board if:

■	The company fails to include a Say on Pay ballot item when required under SEC provisions, or under the company’s declared frequency of say on pay; or
■	The company fails to include a Frequency of Say on Pay ballot item when required under SEC provisions.

DWS’s policy is to generally vote against members of the board committee responsible for approving/setting non-employee director compensation if there is a pattern (i.e. two or more years) of awarding excessive non-employee director compensation without disclosing a compelling rationale or other mitigating factors.

Problematic Pledging of Company Stock

DWS’s policy is to generally vote against the members of the committee that oversees risks related to pledging, or the full board, where a significant level of pledged company stock by executives or directors raises concerns.

The following factors will be considered:

■	The presence of an anti-pledging policy, disclosed in the proxy statement, that prohibits future pledging activity;
■	The magnitude of aggregate pledged shares in terms of total common shares outstanding, market value, and trading volume;
■	Disclosure of progress or lack thereof in reducing the magnitude of aggregate pledged shares over time;
■	Disclosure in the proxy statement that shares subject to stock ownership and holding requirements do not include pledged company stock; and
■	Any other relevant factors.

Climate Accountability

For companies that are significant greenhouse gas (GHG) emitters, through their operations or value chain14, DWS’s policy is to generally vote case-by case on the election of the incumbent chair of the responsible committee (or other directors) in cases where DWS determines that the company is not taking the minimum steps needed to understand, assess and mitigate the risks related to climate change to the company and the larger economy which may lead to regulatory risks.

Minimum steps to understand and mitigate those risks are considered to be the following. Both minimum criteria will be required to be in alignment with the policy:

■	Detailed disclosure of climate-related risks, such as according to the framework established by the Task Force on Climate-related Financial Disclosures (TCFD), including:

Board governance measures;

Corporate strategy;

Risk management analyses; and

Metrics and targets.

■	Appropriate GHG emissions reduction targets.

At this time, “appropriate GHG emissions reduction targets” will be medium-term GHG reduction targets or Net Zero-by 2050 GHG reduction targets for a company’s operations (Scope 1) and electricity (Scope 2). Targets should cover the vast majority of the company’s direct emissions.

Governance Failures

DWS’s policy is to generally vote case-by-case on directors individually, committee members, or the entire board, due to:

■	Material failures of governance, stewardship, risk oversight[15], or fiduciary responsibilities at the company, including failures to adequately manage or mitigate environmental, social and governance (ESG) risks;
■	Failure to replace management as appropriate; or
■	Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

14Companies defined as “significant GHG emitters” will be those on the current Climate Action 100+ Focus Group list.

15 Examples of failure of risk oversight include but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; demonstrably poor oversight of environmental and social issues, including climate change; significant adverse legal judgments or settlement; or hedging of company stock.

Voting on Director Nominees in Contested Elections

Vote-No Campaigns

General Recommendation: In cases where companies are targeted in connection with public “vote-no” campaigns, evaluate director nominees under the existing governance policies for voting on director nominees in uncontested elections. Take into consideration the arguments submitted by shareholders and other publicly available information.

Proxy Contests/Proxy Access

General Recommendation: DWS’s policy is to generally vote case-by-case on the election of directors in contested elections, considering the following factors:

■	Long-term financial performance of the company relative to its industry;
■	Management’s track record;
■	Background to the contested election;
■	Nominee qualifications and any compensatory arrangements;
■	Strategic plan of dissident slate and quality of the critique against management;
■	Likelihood that the proposed goals and objectives can be achieved (both slates); and
■	Stock ownership positions.

In the case of candidates nominated pursuant to proxy access, DWS’s policy is to generally vote case-by-case considering any applicable factors listed above or additional factors which may be relevant, including those that are specific to the company, to the nominee(s) and/or to the nature of the election (such as whether there are more candidates than board seats).

Other Board-Related Proposals

Adopt Anti-Hedging/Pledging/Speculative Investments Policy

General Recommendation: DWS’s policy is to generally vote for proposals seeking a policy that prohibits named executive officers from engaging in derivative or speculative transactions involving company stock, including hedging, holding stock in a margin account, or pledging stock as collateral for a loan. However, the company’s existing policies regarding responsible use of company stock will be considered.

Board Refreshment

DWS believes Board refreshment is best implemented through an ongoing program of individual director evaluations, conducted annually, to ensure the evolving needs of the board are met and to bring in fresh perspectives, skills, and diversity as needed.

Term/Tenure Limits

General Recommendation: DWS’s policy is to generally vote case-by-case on management proposals regarding director term/tenure limits, considering:

■	The rationale provided for adoption of the term/tenure limit;
■	The robustness of the company’s board evaluation process;
■	Whether the limit is of sufficient length to allow for a broad range of director tenures;
■	Whether the limit would disadvantage independent directors compared to non-independent directors; and
■	Whether the board will impose the limit evenly, and not have the ability to waive it in a discriminatory manner.

DWS’s policy is to generally vote case-by-case on shareholder proposals asking for the company to adopt director term/tenure limits, considering:

■	The scope of the shareholder proposal; and
■	Evidence of problematic issues at the company combined with, or exacerbated by, a lack of board refreshment.

Age Limits

General Recommendation: DWS’s policy is to generally vote against management and shareholder proposals to limit the tenure of independent directors through mandatory retirement ages. DWS’s policy is to generally vote for proposals to remove mandatory age limits.

Board Size

General Recommendation: DWS’s policy is to generally vote for proposals seeking to fix the board size or designate a range for the board size. DWS’s policy is to generally vote against proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

Classification/Declassification of the Board

General Recommendation: DWS’s policy is to generally vote against proposals to classify (stagger) the board. DWS’s policy is to generally vote for proposals to repeal classified boards and to elect all directors annually.

CEO Succession Planning

General Recommendation: DWS’s policy is to generally vote for proposals seeking disclosure on a CEO succession planning policy, considering, at a minimum, the following factors:

■	The reasonableness/scope of the request; and
■	The company’s existing disclosure on its current CEO succession planning process.

Cumulative Voting

General Recommendation: DWS’s policy is to generally vote against management proposals to eliminate cumulate voting, and for shareholder proposals to restore or provide for cumulative voting, unless:

■	The company has proxy access[16], thereby allowing shareholders to nominate directors to the company’s ballot; and
■	The company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.

DWS’s policy is to generally vote for proposals for cumulative voting at controlled companies (insider voting power > 50%).

Director and Officer Indemnification, Liability Protection and Exculpation

General Recommendation: DWS’s policy is to generally vote case-by-case on proposals on director and officer indemnification, liability protection and exculpation17.

DWS’s policy is to consider the stated rationale for the proposed change. DWS will also consider, among other factors, the extent to which the proposal would:

■	Eliminate directors' and officers' liability for monetary damages for violating the duty of care.
■	Eliminate directors’ and officers’ liability for monetary damages for violating the duty of loyalty.
■	Expand coverage beyond just legal expenses to liability for acts that are more serious violations of fiduciary obligation than mere carelessness.
■	Expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for, at the discretion of the company's board (i.e., "permissive indemnification"), but that previously the company was not required to indemnify.

DWS’s policy is to generally vote for those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:

■	If the individual was found to have acted in good faith and in a manner that the individual reasonably believed was in the best interests of the company; and
■	If only the individual’s legal expenses would be covered.

16 A proxy access right that meets the recommended guidelines.

17Indemnification: the condition of being secured against loss or damage.

Limited liability; a person’s financial liability is limited to the fixed sum, or personal financial assets are not at risk if the individual loses a lawsuit that results in financial award/damages to the plaintiff.

Exculpation: to eliminate or limit the personal liability of a director or officer to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director or officer.

Establish/Amend Nominee Qualifications

General Recommendation: DWS’s policy is to generally vote case-by-case on proposals that establish or amend director qualifications. Votes should be based on the reasonableness of the criteria and the degree to which they may preclude dissident nominees from joining the board.

DWS’s policy is to generally vote case-by-case on shareholder resolutions seeking a director nominee who possesses a particular subject matter expertise, considering:

■	The company’s board committee structure, existing subject matter expertise, and board nomination provisions relative to that of its peers;
■	The company’s existing board and management oversight mechanisms regarding the issue for which board oversight is sought;
■	The company’s disclosure and performance relating to the issue for which board oversight is sought and any significant related controversies; and
■	The scope and structure of the proposal.

Establish Other Board Committee Proposals

General Recommendation: DWS’s policy is to generally vote against shareholder proposals to establish a new board committee, as such proposals seek a specific oversight mechanism/structure that potentially limits a company’s flexibility to determine an appropriate oversight mechanism for itself. However, the following factors will be considered:

■	Existing oversight mechanisms (including current committee structure) regarding the issue for which board oversight is sought;
■	Level of disclosure regarding the issue for which board oversight is sought;
■	Company performance related to the issue for which board oversight is sought;
■	Board committee structure compared to that of other companies in its industry sector; and
■	The scope and structure of the proposal.

Filling Vacancies/Removal of Directors

General Recommendation: DWS’s policy is to generally vote against proposals that provide that directors may be removed only for cause.

■	DWS’s policy is to generally vote for proposals to restore shareholders’ ability to remove directors with or without cause.
■	DWS’s policy is to generally vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.
■	DWS’s policy is to generally vote for proposals that permit shareholders to elect directors to fill board vacancies.

Independent Board Chair

General Recommendation: DWS’s policy is to generally vote for shareholder proposals requiring that the board chair position be filled by an independent director, taking into consideration the following:

■	The scope and rationale of the proposal;
■	The company's current board leadership structure;
■	The company's governance structure and practices;
■	Company performance; and
■	Any other relevant factors that may be applicable.

The following factors will increase the likelihood of a “for” recommendation:

■	A majority non-independent board and/or the presence of non-independent directors on key board committees;
■	A weak or poorly defined lead independent director role that fails to serve as an appropriate counterbalance to a combined CEO/chair role;
■	The presence of an executive or non-independent chair in addition to the CEO, a recent recombination of the role of CEO and chair, and/or departure from a structure with an independent chair;
■	Evidence that the board has failed to oversee and address material risks facing the company;
■	A material governance failure, particularly if the board has failed to adequately respond to shareholder concerns or if the board has materially diminished shareholder rights; or
■	Evidence that the board has failed to intervene when management’s interests are contrary to shareholders' interests.

Majority of Independent Directors/Establishment of Independent Committees

General Recommendation: DWS’s policy is to generally vote for shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by DWS’s definition of Independent Director.

DWS’s policy is to generally vote for shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors unless they currently meet that standard.

Majority Vote Standard for the Election of Directors

General Recommendation: DWS’s policy is to generally vote for management proposals to adopt a majority of votes cast standard for directors in uncontested elections. DWS’s policy is to generally vote against such proposals if no carve-out for a plurality vote standard in contested elections is included.

DWS’s policy is to generally vote for precatory and binding shareholder resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.

Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

Proxy Access

General Recommendation: DWS’s policy is to generally vote for management and shareholder proposals for proxy access with the following provisions:

■	Ownership threshold: maximum requirement not more than three percent (3%) of the voting power;
■	Ownership duration: maximum requirement not longer than three (3) years of continuous ownership for each member of the nominating group;
■	Aggregation: minimal or no limits on the number of shareholders permitted to form a nominating group;
■	Cap: cap on nominees of generally twenty-five percent (25%) of the board.

DWS will review for reasonableness any other restrictions on the right of proxy access. DWS’s policy is to generally vote against proposals that are more restrictive than these guidelines.

Require More Nominees than Open Seats

General Recommendation: DWS’s policy is to generally vote against shareholder proposals that would require a company to nominate more candidates than the number of open board seats.

Shareholder Engagement Policy (Shareholder Advisory Committee)

General Recommendation: DWS’s policy is to generally vote for shareholder proposals requesting that the board establish an internal mechanism/process, which may include a committee, in order to improve communications between directors and shareholders, unless the company has the following features, as appropriate:

■	Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;
■	Effectively disclosed information with respect to this structure to its shareholders;
■	Company has not ignored majority-supported shareholder proposals or a majority withhold vote on a director nominee; and
■	The company has an independent chair or a lead director. This individual must be made available for periodic consultation and direct communication with major shareholders.

AUDIT-RELATED

Auditor Indemnification and Limitation of Liability

General Recommendation: DWS’s policy is to generally vote case-by-case on the issue of auditor indemnification and limitation of liability. Factors to be assessed include, but are not limited to:

■	The terms of the auditor agreement—the degree to which these agreements impact shareholders' rights;
■	The motivation and rationale for establishing the agreements;
■	The quality of the company’s disclosure; and
■	The company’s historical practices in the audit area.

DWS’s policy is to generally vote against or withhold from members of an audit committee in situations where there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Auditor Ratification

General Recommendation: DWS’s policy is to generally vote for proposals to ratify auditors unless any of the following apply:

■	An auditor has a financial interest in or association with the company, and is therefore not independent;
■	There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;
■	Poor accounting practices are identified that rise to a serious level of concern, such as fraud or misapplication of GAAP; or
■	Fees for non-audit services (“Other” fees) are excessive.

Non-audit fees are excessive if:

■	Non-audit (“other”) fees > audit fees + audit-related fees + tax compliance/preparation fees

Tax compliance and preparation include the preparation of original and amended tax returns and refund claims, and tax payment planning. All other services in the tax category, such as tax advice, planning, or consulting, should be added to “Other” fees. If the breakout of tax fees cannot be determined, add all tax fees to “Other” fees.

In circumstances where "Other" fees include fees related to significant one-time capital structure events (such as initial public offerings, bankruptcy emergence, and spin-offs) and the company makes public disclosure of the amount and nature of those fees that are an exception to the standard "non-audit fee" category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

Shareholder Proposals Limiting Non-Audit Services

General Recommendation: DWS’s policy is to generally vote case-by-case on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Shareholder Proposals on Audit Firm Rotation

General Recommendation: DWS’s policy is to generally vote case-by-case on shareholder proposals asking for audit firm rotation, taking into account:

■	The tenure of the audit firm;
■	The length of rotation specified in the proposal;
■	Any significant audit-related issues at the company;
■	The number of Audit Committee meetings held each year;
■	The number of financial experts serving on the committee; and
■	Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

SHAREHOLDER RIGHTS & DEFENSES

Advance Notice Requirements for Shareholder Proposals/Nominations

General Recommendation: DWS’s policy is to generally vote case-by-case on advance notice proposals, giving support to those proposals which allow shareholders to submit proposals/nominations as close to the meeting date as reasonably possible and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory, and shareholder review.

To be reasonable, the company’s deadline for shareholder notice of a proposal/nominations must be no earlier than 120 days prior to the anniversary of the previous year’s meeting and have a submittal window of no shorter than 30 days from the beginning of the notice period. The submittal window is the period under which shareholders must file their proposals/nominations prior to the deadline.

In general, support additional efforts by companies to ensure full disclosure in regard to a proponent’s economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review such proposals.

Amend Bylaws without Shareholder Consent

General Recommendation: DWS’s policy is to generally vote against proposals giving the board exclusive authority to amend the bylaws.

DWS’s policy is to generally vote case-by-case on proposals giving the board the ability to amend the bylaws in addition to shareholders, taking into account the following:

■	Any impediments to shareholders' ability to amend the bylaws (i.e. supermajority voting requirements);
■	The company's ownership structure and historical voting turnout;
■	Whether the board could amend bylaws adopted by shareholders; and
■	Whether shareholders would retain the ability to ratify any board-initiated amendments.

Control Share Acquisition Provisions

General Recommendation: DWS’s policy is to generally vote for proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

DWS’s policy is to generally vote against proposals to amend the charter to include control share acquisition provisions. DWS’s policy is to generally vote for proposals to restore voting rights to the control shares.

Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.

Control Share Cash - Out Provisions

General Recommendation: DWS’s policy is to generally vote for proposals to opt out of control share cash-out statutes.

Control share cash-out statutes give dissident shareholders the right to "cash-out" of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.

Disgorgement Provisions

General Recommendation: DWS’s policy is to generally vote for proposals to opt out of state disgorgement provisions.

Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company's stock to disgorge, or pay back, to the company any profits realized from the sale of that company's stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor's gaining control status are subject to these recapture-of-profits provisions.

Fair Price Provisions

General Recommendation: DWS’s policy is to generally vote case-by-case on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

DWS’s policy is to generally vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Freeze-Out Provisions

General Recommendation: DWS’s policy is to generally vote for proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

Greenmail

General Recommendation: DWS’s policy is to generally vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

DWS’s policy is to generally vote case-by-case on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.

Shareholder Litigation Rights

Federal Forum Selection Provisions

Federal forum selection provisions require that U.S federal courts be the sole forum for shareholders to litigate claims arising under federal securities law.

General Recommendation: DWS’s policy is to generally vote for federal forum selection provisions in the charter or bylaws that specify "the district courts of the United States" as the exclusive forum for federal securities law matters, in the absence of serious concerns about corporate governance or board responsiveness to shareholders.

DWS’s policy is to generally vote against provisions that restrict the forum to a particular federal district court; unilateral adoption (without a shareholder vote) of such a provision will generally be considered a one-time failure under the Unilateral Bylaw/Charter Amendments policy.

Exclusive Forum Provisions for State Law Matters

Exclusive forum provisions in the charter or bylaws restrict shareholders’ ability to bring derivative lawsuits against the company, for claims arising out of state corporate law, to the courts of a particular state (generally the state of incorporation).

General Recommendation: DWS’s policy is to generally vote for charter or bylaw provisions that specify courts located within the state of Delaware as the exclusive forum for corporate law matters for Delaware corporations, in the absence of serious concerns about corporate governance or board responsiveness to shareholders.

For states other than Delaware, DWS’s policy is to generally vote case-by-case on exclusive forum provisions, taking into consideration:

■	The company's stated rationale for adopting such a provision;
■	Disclosure of past harm from duplicative shareholder lawsuits in more than one forum;
■	The breadth of application of the charter or bylaw provision, including the types of lawsuits to which it would apply and the definition of key terms; and
■	Governance features such as shareholders' ability to repeal the provision at a later date (including the vote standard applied when shareholders attempt to amend the charter or bylaws) and their ability to hold directors accountable through annual director elections and a majority vote standard in uncontested elections.

DWS’s policy is to generally vote against provisions that specify a state other than the state of incorporation as the exclusive forum for corporate law matters, or that specify a particular local court within the state; unilateral adoption of such provision will generally be considered a one-time failure under the Unilateral Bylaw/Charter Amendments policy.

Fee shifting

Fee-shifting provisions in the charter or bylaws require that a shareholder who sues a company unsuccessfully pay all litigation expenses of the defendant corporation and its directors and officers.

General Recommendation: DWS’s policy is to generally vote against provisions that mandate fee-shifting whenever plaintiffs are not completely successful on the merits (i.e. including cases where the plaintiffs are partially successful).

Unilateral adoption of a fee-shifting provision will generally be considered an ongoing failure under the Unilateral Bylaw/Charter Amendments policy.

Net Operating Loss (NOL) Protective Amendments

General Recommendation: DWS’s policy is to generally vote against proposals to adopt a protective amendment for the stated purpose of protecting a company's net operating losses (NOL) if the effective term of the protective amendment would exceed the shorter of three years and the exhaustion of the NOL.

DWS’s policy is to generally vote case-by-case, considering the following factors, for management proposals to adopt an NOL protective amendment that would remain in effect for the shorter of three years (or less) and the exhaustion of the NOL:

■	The ownership threshold (NOL protective amendments generally prohibit stock ownership transfers that would result in a new 5-percent holder or increase the stock ownership percentage of an existing 5-percent holder);
■	The value of the NOLs;
■	Shareholder protection mechanisms (sunset provision or commitment to cause expiration of the protective amendment upon exhaustion or expiration of the NOL);
■	The company's existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and
■	Any other factors that may be applicable.

Poison Pills (Shareholder Rights Plans)

Shareholder Proposals to Put Pill to a Vote and/or Adopt a Pill Policy

General Recommendation: DWS’s policy is to generally vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it unless the company has: (1) A shareholder-approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

■	Shareholders have approved the adoption of the plan; or
■	The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

If the shareholder proposal calls for a time period of less than 12 months for shareholder ratification after adoption, DWS’s policy is to generally vote for the proposal, but add the caveat that a vote within 12 months would be considered sufficient implementation.

Management Proposals to Ratify a Poison Pill

General Recommendation: DWS’s policy is to generally vote case-by-case on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

■	No lower than a 20 percent trigger, flip-in or flip-over;
■	A term of no more than three years;
■	No deadhand, slowhand, no-hand, or similar feature that limits the ability of a future board to redeem the pill;
■	Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)

General Recommendation: DWS’s policy is to generally vote against proposals to adopt a poison pill for the stated purpose of protecting a company's net operating losses (NOL) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

DWS’s policy is to vote case-by-case on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

■	The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);
■	The value of the NOLs;
■	Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);
■	The company's existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and
■	Any other factors that may be applicable.

Proxy Voting Disclosure, Confidentiality, and Tabulation

General Recommendation: DWS’s policy is to generally vote case-by-case on proposals regarding proxy voting mechanics, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder rights. Specific issues covered under the policy include, but are not limited to, confidential voting of individual proxies and ballots, confidentiality of running vote tallies, and the treatment of abstentions and/or broker non-votes in the company's vote-counting methodology.

While a variety of factors may be considered in each analysis, the guiding principles are: transparency, consistency, and fairness in the proxy voting process. The factors considered, as applicable to the proposal, may include:

■	The scope and structure of the proposal;
■	The company's stated confidential voting policy (or other relevant policies) and whether it ensures a "level playing field" by providing shareholder proponents with equal access to vote information prior to the annual meeting;
■	The company's vote standard for management and shareholder proposals and whether it ensures consistency and fairness in the proxy voting process and maintains the integrity of vote results;
■	Whether the company's disclosure regarding its vote counting method and other relevant voting policies with respect to management and shareholder proposals are consistent and clear;
■	Any recent controversies or concerns related to the company's proxy voting mechanics;
■	Any unintended consequences resulting from implementation of the proposal; and
■	Any other factors that may be relevant.

Ratification Proposals: Management Proposals to Ratify Existing Charter or Bylaw Provisions

General Recommendation: DWS’s policy is to generally vote against management proposals to ratify provisions of the company’s existing charter or bylaws, unless these governance provisions align with best practice.

In addition, voting against/withhold from individual directors, members of the governance committee, or the full board may be warranted, considering:

■	The presence of a shareholder proposal addressing the same issue on the same ballot;
■	The board's rationale for seeking ratification;
■	Disclosure of actions to be taken by the board should the ratification proposal fail;
■	Disclosure of shareholder engagement regarding the board’s ratification request;
■	The level of impairment to shareholders' rights caused by the existing provision;
■	The history of management and shareholder proposals on the provision at the company’s past meetings;
■	Whether the current provision was adopted in response to the shareholder proposal;
■	The company's ownership structure; and
■	Previous use of ratification proposals to exclude shareholder proposals.

Reimbursing Proxy Solicitation Expenses

General Recommendation: DWS’s policy is to generally vote case-by-case on proposals to reimburse proxy solicitation expenses.

When voting in conjunction with support of a dissident slate, DWS’s policy is to generally vote for the reimbursement of all appropriate proxy solicitation expenses associated with the election.

DWS’s policy is to generally vote for shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

■	The election of fewer than 50 percent of the directors to be elected is contested in the election;
■	One or more of the dissident’s candidates is elected;
■	Shareholders are not permitted to cumulate their votes for directors; and

The election occurred, and the expenses were incurred, after the adoption of this bylaw.

Reincorporation Proposals

General Recommendation: Management or shareholder proposals to change a company's state of incorporation should be evaluated case-by-case, giving consideration to both financial and corporate governance concerns including the following:

■	Reasons for reincorporation;
■	Comparison of company's governance practices and provisions prior to and following the reincorporation; and
■	Comparison of corporation laws of original state and destination state.

DWS’s policy is to generally vote for reincorporation when the economic factors outweigh any neutral or negative governance changes.

Shareholder Ability to Act by Written Consent

General Recommendation: DWS’s policy is to generally vote against management and shareholder proposals to restrict or prohibit shareholders' ability to act by written consent.

DWS’s policy is to generally vote for management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

■	Shareholders' current right to act by written consent;
■	The consent threshold;
■	The inclusion of exclusionary or prohibitive language;
■	Investor ownership structure; and
■	Shareholder support of, and management's response to, previous shareholder proposals.

DWS’s policy is to vote case-by-case on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:

■	An unfettered[18] right for shareholders to call special meetings at a 10 percent threshold;
■	A majority vote standard in uncontested director elections;
■	No non-shareholder-approved pill; and
■	An annually elected board.

18 "Unfettered" means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

Shareholder Ability to Call Special Meetings

General Recommendation: DWS’s policy is to generally vote against management or shareholder proposals to restrict or prohibit shareholders’ ability to call special meetings.

DWS’s policy is to generally vote for management or shareholder proposals that provide shareholders with the ability to call special meetings taking into account the following factors:

■	Shareholders’ current right to call special meetings;
■	Minimum ownership threshold necessary to call special meetings (10 percent preferred);
■	The inclusion of exclusionary or prohibitive language;
■	Investor ownership structure; and
■	Shareholder support of, and management’s response to, previous shareholder proposals.

Stakeholder Provisions

General Recommendation: DWS’s policy is to generally vote against proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

State Antitakeover Statutes

General Recommendation: DWS’s policy is to generally vote case-by-case on proposals to opt in or out of state takeover statutes (including fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, and anti-greenmail provisions).

Supermajority Vote Requirements

General Recommendation: DWS’s policy is to generally vote against proposals to require a supermajority shareholder vote.

■	DWS’s policy is to generally vote for management or shareholder proposals to reduce supermajority vote requirements. However, for companies with shareholder(s) who have significant ownership levels, DWS’s policy is to generally vote case-by-case, taking into account:
■	Ownership structure;
■	Quorum requirements; and
■	Vote requirements.

Virtual Shareholder Meetings

General Recommendation: DWS’s policy is to generally vote for management proposals allowing for the convening of shareholder meetings by electronic means, so long as they do not preclude in-person meetings. Companies are encouraged to disclose the circumstances under which virtual-only19 meetings would be held, and to allow for comparable rights and opportunities for shareholders to participate electronically as they would have during an in-person meeting.

19 Virtual-only shareholder meeting” refers to a meeting of shareholders that is held exclusively using technology without a corresponding in-person meeting.

DWS’s policy is to vote case-by-case on shareholder proposals concerning virtual-only meetings, considering:

■	Scope and rationale of the proposal; and
■	Concerns identified with the company’s prior meeting practices.

CAPITAL / RESTRUCTURING

Capital

Adjustments to Par Value of Common Stock

General Recommendation: DWS’s policy is to generally vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an anti-takeover device or some other negative corporate governance action.

DWS’s policy is to vote for management proposals to eliminate par value.

Common Stock Authorization

General Authorization Requests

General Recommendation: DWS’s policy is to generally vote case-by-case on proposals to increase the number of authorized shares of common stock that are to be used for general corporate purposes:

■	if share usage (outstanding plus reserved) is less than 50% of the current authorized shares, vote for an increase of up to 50% of current authorized shares
■	If share usage is 50% to 100% of the current authorized, vote for an increase of up to 100% of current authorized shares.
■	If share usage is greater than current authorized shares, vote for an increase of up to the current share usage.
■	In the case of a stock split, the allowable increase is calculated (per above) based on the post-split adjusted authorization.

DWS’s policy is to generally vote against proposed increases, even if within the above ratios, if the proposal or the company’s prior or ongoing use of authorized shares is problematic, including, but not limited to:

■	The proposal seeks to increase the number of authorized shares of the class of common stock that has superior voting rights to other share classes;
■	On the same ballot is a proposal for a reverse split for which support is warranted despite the fact that it would result in an excessive increase in the share authorization;
■	The company has a non-shareholder approved poison pill (including an NOL pill); or
■	The company has previous sizeable placements (within the past 3 years) of stock with insiders at prices substantially below market value, or with problematic voting rights, without shareholder approval.

However, DWS’s policy is to generally vote for proposed increases beyond the above ratios or problematic situations when there is disclosure of specific and severe risks to shareholders of not approving the request, such as:

■	In, or subsequent to, the company’s most recent 10-k filing, the company discloses that there is substantial doubt about its ability to continue as a going concern;
■	The company states that there is a risk of imminent bankruptcy or imminent liquidation if shareholders do not approve the increase in authorized capital; or
■	A government body has in the past year required the company to increase capital ratios.

For companies incorporated in states that allow increases in authorized capital without shareholder approval, DWS’s policy is to generally vote withhold or against all nominees if a unilateral capital authorization increase does not conform to the above policies.

Specific Authorization Requests

General Recommendation: DWS’s policy is to generally vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with transaction(s) (such as acquisitions, SPAC transactions, private placements, or similar transactions) on the same ballot, or disclosed in the proxy statement, that warrant support. For such transactions, the allowable increase will be the greater of:

■	twice the amount needed to support the transactions on the ballot, and
■	the allowable increase as calculated for general issuances above.

Dual Class Structure

General Recommendation: DWS’s policy is to generally vote against proposals to create a new class of common stock unless:

■	The company discloses a compelling rationale for the dual-class capital structure, such as:
■	The company's auditor has concluded that there is substantial doubt about the company's ability to continue as a going concern; or
■	The new class of shares will be transitory;
■	The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term; and
■	The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.

Issue Stock for Use with Rights Plan

General Recommendation: DWS’s policy is to generally vote against proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder-approved shareholder rights plan (poison pill).

Preemptive Rights

General Recommendation: DWS’s policy is to generally vote case-by-case on shareholder proposals that seek pre-emptive rights, taking into consideration:

■	The size of the company;
■	The shareholder base; and
■	The liquidity of the stock.

Preferred Stock Authorization

General Authorization Requests

General Recommendation: DWS’s policy is to generally vote case-by-case on proposals to increase the number of authorized shares of preferred stock that are to be used for general corporate purposes as follows:

■	If share usage (outstanding plus reserved) is less than 50% of the current authorized shares, vote for an increase of up to 50% of current authorized shares.
■	If share usage is 50% to 100% of the current authorized, vote for an increase up to 100% of current authorized shares.
■	If share usage is greater than current authorized shares, vote for an increase of up to the current share usage.
■	In the case of a stock split, the allowable increase is calculated (per above) based on the post-split adjusted authorization.
■	If no preferred shares are currently issued and outstanding, vote against the request, unless the company discloses a specific use for the shares.

DWS’s policy is to generally vote against proposed increases, even if within the above ratios, if the proposal or the company’s prior or ongoing use of authorized shares is problematic, including, but not limited to:

■	If the shares requested are blank check preferred shares that can be used for antitakeover purposes[20];
■	The company seeks to increase a class of non-convertible preferred shares entitled to more than one vote per share on matters that do not solely affect the rights of preferred stockholders “supervoting shares”);
■	The company seeks to increase a class of convertible preferred shares entitled to a number of votes greater than the number of common shares into which they are convertible (“supervoting shares”) on matters that do not solely affect the rights of preferred stockholders;
■	The stated intent of the increase in the general authorization is to allow the company to increase an existing designated class of supervoting preferred shares;
■	On the same ballot is a proposal for a reverse split for which support is warranted despite the fact that it would result in an excessive increase in the share authorization;
■	The company has a non-shareholder approved poison pill (including NOL pill); or
■	The company has previous sizeable placements (within the past 3 years) of stock with insiders at prices substantially below market value, or with problematic voting rights, without shareholder approval.

20 To be acceptable, appropriate disclosure would be needed that the shares are “declawed”; i.e., representation by the board that it will not, without prior stockholder approval, issue or use the preferred stock for any defensive or anti-takeover purpose or for the purpose of implementing any stockholder rights plan.

However, DWS’s policy is to generally vote for proposed increases beyond the above ratios or problematic situations when there is disclosure of specific and severe risks to shareholders of not approving the request, such as:

■	In, or subsequent to, the company’s most recent 10-k filing, the company discloses that there is substantial doubt about its ability to continue as a going concern;
■	The company states that there is a risk of imminent bankruptcy or imminent liquidation if shareholders do not approve the increase in authorized capital; or
■	A government body has in the past year required the company to increase capital ratios.

For companies incorporated in states that allow increases in authorized capital without shareholder approval, DWS’s policy is to generally vote withhold or against all nominees if a unilateral capital authorization increase does not conform to the above policies.

Specific Authorization Requests

General Recommendation: DWS’s policy is to generally vote for proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with transaction(s) (such as acquisitions, SPAC transactions, private placements, or similar transactions) on the same ballot, or disclosed in the proxy statement, that warrant support. For such transactions, the allowable increase will be the greater of:

■	twice the amount needed to support the transactions on the ballot, and
■	the allowable increase as calculated for general issuances above.

Recapitalization Plans

General Recommendation: DWS’s policy is to generally vote case-by-case on recapitalizations (reclassifications of securities), taking into account the following:

■	More simplified capital structure;
■	Enhanced liquidity;
■	Fairness of conversion terms;
■	Impact on voting power and dividends;
■	Reasons for the reclassification;
■	Conflicts of interest; and
■	Other alternatives considered.

Reverse Stock Splits

General Recommendation: DWS’s policy is to generally vote for management proposals to implement a reverse stock split if:

■	The number of authorized shares will be proportionately reduced; or
■	The effective increase in authorized shares is equal to or less than the allowable increase calculated in accordance with ISS' Common Stock Authorization policy.

DWS’s policy is to generally vote case-by-case on proposals that do not meet either of the above conditions, taking into consideration the following factors:

■	Stock exchange notification to the company of a potential delisting;
■	Disclosure of substantial doubt about the company's ability to continue as a going concern without additional financing;
■	The company's rationale; or
■	Other factors as applicable.

Share Issuance Mandates at U.S. Domestic Issuers Incorporated Outside the U.S.

General Recommendation: For U.S. domestic Issuers incorporated outside the U.S. and listed solely on a U.S. exchange, DWS’ policy is to generally vote for resolutions to authorize the issuance of common shares up to 20% of currently issued common share capital, where not tied to a specific transaction or financing proposal.

For pre-revenue or other early-stage companies that are heavily reliant on periodic equity financing, DWS’ policy is to generally vote for resolutions to authorize the issuance of common shares up to 50% of currently issued common share capital. The burden of proof will be on the company to establish that it has a need for the higher limit.

Renewal of such mandates should be sought at each year’s annual meeting.

DWS’s policy is to generally vote case-by-case on share issuances for a specific transaction or financing proposal.

Share Repurchase Programs

General Recommendation: For U.S.-incorporated companies, and foreign-incorporated U.S. Domestic Issuers that are traded solely on U.S. exchanges, DWS’s policy is to generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms, or to grant the board authority to conduct open-market repurchases, in the absence of company-specific concerns regarding:

■	Greenmail,
■	The use of buybacks to inappropriately manipulate incentive compensation metrics,
■	Threats to the company's long-term viability, or
■	Other company-specific factors as warranted.

DWS’s policy is to generally vote case-by-case on proposals to repurchase shares directly from specified shareholders, balancing the stated rationale against the possibility for the repurchase authority to be misused, such as to repurchase shares from insiders at a premium to market price.

Share Repurchase Programs Shareholder Proposals

General Recommendation: DWS’s policy is to generally vote against shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock. DWS’s policy is to generally vote for the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.

Stock Distributions: Splits and Dividends

General Recommendation: DWS’s policy is to generally vote for management proposals to increase the common share authorization for stock split or stock dividend, provided that the effective increase in authorized shares is equal to or is less than the allowable increase calculated in accordance with ISS' Common Stock Authorization policy.

Tracking Stock

General Recommendation: DWS’s policy is to generally vote case-by-case on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:

■	Adverse governance changes;
■	Excessive increases in authorized capital stock;
■	Unfair method of distribution;
■	Diminution of voting rights;
■	Adverse conversion features;
■	Negative impact on stock option plans; and
■	Alternatives such as spin-off.

Restructuring

Appraisal Rights

General Recommendation: DWS’s policy is to generally vote for proposals to restore or provide shareholders with rights of appraisal.

Asset Purchases

General Recommendation: DWS’s policy is to generally vote case-by-case on asset purchase proposals, considering the following factors:

■	Purchase price;
■	Fairness opinion;
■	Financial and strategic benefits;
■	How the deal was negotiated;
■	Conflicts of interest;
■	Other alternatives for the business;
■	Non-completion risk.

Asset Sales

General Recommendation: DWS’s policy is to generally vote case-by-case on asset sales, considering the following factors:

■	Impact on the balance sheet/working capital;
■	Potential elimination of diseconomies;
■	Anticipated financial and operating benefits;
■	Anticipated use of funds;
■	Value received for the asset;
■	Fairness opinion;
■	How the deal was negotiated;
■	Conflicts of interest.

Bundled Proposals

General Recommendation: DWS’s policy is to generally vote case-by-case on bundled or “conditional” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Conversion of Securities

General Recommendation: DWS’s policy is to generally vote case-by-case on proposals regarding conversion of securities. When evaluating these proposals, the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

DWS’s policy is to vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans

General Recommendation: DWS’s policy is to generally vote case-by-case on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, after evaluating:

■	Dilution to existing shareholders' positions;
■	Terms of the offer - discount/premium in purchase price to investor, including any fairness opinion; termination penalties; exit strategy;
■	Financial issues - company's financial situation; degree of need for capital; use of proceeds; effect of the financing on the company's cost of capital;
■	Management's efforts to pursue other alternatives;
■	Control issues - change in management; change in control, guaranteed board and committee seats; standstill provisions; voting agreements; veto power over certain corporate actions; and
■	Conflict of interest - arm's length transaction, managerial incentives.

DWS’s policy is to generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

General Recommendation: DWS’s policy is to generally vote case-by-case on proposals regarding the formation of a holding company, taking into consideration the following:

■	The reasons for the change;
■	Any financial or tax benefits;
■	Regulatory benefits;
■	Increases in capital structure; and
■	Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend for the transaction, DWS’s policy is to generally vote against the formation of a holding company if the transaction would include either of the following:

■	Increases in common or preferred stock in excess of the allowable maximum (see discussion under “Capital”); or
■	Adverse changes in shareholder rights.

Going Private and Going Dark Transactions (LBOs and Minority Squeeze-outs)

General Recommendation: DWS’s policy is to generally vote case-by-case on going private transactions, taking into account the following:

■	Offer price/premium;
■	Fairness opinion;
■	How the deal was negotiated;
■	Conflicts of interest;
■	Other alternatives/offers considered; and
■	Non-completion risk.

DWS’s policy is to vote case-by-case on going dark transactions, determining whether the transaction enhances shareholder value by taking into consideration:

■	Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);
■	Balanced interests of continuing vs. cashed-out shareholders, taking into account the following:
■	Are all shareholders able to participate in the transaction?
■	Will there be a liquid market for remaining shareholders following the transaction?
■	Does the company have strong corporate governance?
■	Will insiders reap the gains of control following the proposed transaction?
■	Does the state of incorporation have laws requiring continued reporting that may benefit shareholders?

Joint Ventures

General Recommendation: DWS’s policy is to generally vote case-by-case on proposals to form joint ventures, taking into account the following:

■	Percentage of assets/business contributed;
■	Percentage ownership;
■	Financial and strategic benefits;
■	Governance structure;
■	Conflicts of interest;
■	Other alternatives; and
■	Non-completion risk.

Liquidations

General Recommendation: DWS’s policy is to generally vote case-by-case on liquidations, taking into account the following:

■	Management’s efforts to pursue other alternatives;
■	Appraisal value of assets; and
■	The compensation plan for executives managing the liquidation.

DWS’s policy is to generally vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions

General Recommendation: DWS’s policy is to generally vote case-by-case on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

■	Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction, and strategic rationale.
■	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
■	Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
■	Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.
■	Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.
■	Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Private Placements/Warrants/Convertible Debentures

General Recommendation: DWS’s policy is to generally vote case-by-case on proposals regarding private placements, warrants, and convertible debentures taking into consideration:

■	Dilution to existing shareholders' position: The amount and timing of shareholder ownership dilution should be weighed against the needs and proposed shareholder benefits of the capital infusion. Although newly issued common stock, absent pre-emptive rights, is typically dilutive to existing shareholders, share price appreciation is often the necessary event to trigger the exercise of "out of the money" warrants and convertible debt. In these instances from a value standpoint, the negative impact of dilution is mitigated by the increase in the company's stock price that must occur to trigger the dilutive event.
■	Terms of the offer (discount/premium in purchase price to investor, including any fairness opinion, conversion features, termination penalties, exit strategy):

The terms of the offer should be weighed against the alternatives of the company and in light of company's financial condition. Ideally, the conversion price for convertible debt and the exercise price for warrants should be at a premium to the then prevailing stock price at the time of private placement.

When evaluating the magnitude of a private placement discount or premium, consider factors that influence the discount or premium, such as, liquidity, due diligence costs, control and monitoring costs, capital scarcity, information asymmetry, and anticipation of future performance.

■	Financial issues:

The company's financial condition;

Degree of need for capital;

Use of proceeds;

Effect of the financing on the company's cost of capital;

Current and proposed cash burn rate;

Going concern viability and the state of the capital and credit markets.

■	Management's efforts to pursue alternatives and whether the company engaged in a process to evaluate alternatives: A fair, unconstrained process helps to ensure the best price for shareholders. Financing alternatives can include joint ventures, partnership, merger, or sale of part or all of the company.
■	Control issues:

Change in management;

Change in control;

Guaranteed board and committee seats;

Standstill provisions;

Voting agreements;

Veto power over certain corporate actions; and

Minority versus majority ownership and corresponding minority discount or majority control premium.

■	Conflicts of interest:

Conflicts of interest should be viewed from the perspective of the company and the investor.

Were the terms of the transaction negotiated at arm's length? Are managerial incentives aligned with shareholder interests?

■	Market reaction:

The market's response to the proposed deal. A negative market reaction is a cause for concern. Market reaction may be addressed by analysing the one-day impact on the unaffected stock price.

DWS’s policy is to generally vote for the private placement, or for the issuance of warrants and/or convertible debentures in a private placement, if it is expected that the company will file for bankruptcy if the transaction is not approved.

Reorganization/Restructuring Plan (Bankruptcy)

General Recommendation: DWS’s policy is to generally vote case-by-case on proposals to common shareholders on bankruptcy plans of reorganization, considering the following factors including, but not limited to:

■	Estimated value and financial prospects of the reorganized company;
■	Percentage ownership of current shareholders in the reorganized company;
■	Whether shareholders are adequately represented in the reorganization process (particularly through the existence of an Official Equity Committee);
■	The cause(s) of the bankruptcy filing, and the extent to which the plan of reorganization addresses the cause(s);
■	Existence of a superior alternative to the plan of reorganization; and
■	Governance of the reorganized company.

Special Purpose Acquisition Corporations (SPACs)

General Recommendation: DWS’s policy is to generally vote case-by-case on SPAC mergers and acquisitions taking into account the following:

■	Valuation - Is the value being paid by the SPAC reasonable? SPACs generally lack an independent fairness opinion and the financials on the target may be limited. Compare the conversion price with the intrinsic value of the target company provided in the fairness opinion. Also, evaluate the proportionate value of the combined entity attributable to the SPAC IPO shareholders versus the pre-merger value of SPAC. Additionally, a private company discount may be applied to the target, if it is a private entity.
■	Market reaction - How has the market responded to the proposed deal? A negative market reaction may be a cause for concern. Market reaction may be addressed by analysing the one-day impact on the unaffected stock price.
■	Deal timing - A main driver for most transactions is that the SPAC charter typically requires the deal to be complete within 18 to 24 months, or the SPAC is to be liquidated. Evaluate the valuation, market reaction, and potential conflicts of interest for deals that are announced close to the liquidation date.
■	Negotiations and process - What was the process undertaken to identify potential target companies within specified industry or location specified in charter? Consider the background of the sponsors.
■	Conflicts of interest - How are sponsors benefiting from the transaction compared to IPO shareholders? Potential conflicts could arise if a fairness opinion is issued by the insiders to qualify the deal rather than a third party or if management is encouraged to pay a higher price for the target because of an 80 percent rule (the charter requires that the fair market value of the target is at least equal to 80 percent of net assets of the SPAC). Also, there may be sense of urgency by the management team of the SPAC to close the deal since its charter typically requires a transaction to be completed within the 18-24 month timeframe.
■	Voting agreements - Are the sponsors entering into enter into any voting agreements/tender offers with shareholders who are likely to vote against the proposed merger or exercise conversion rights?
■	Governance - What is the impact of having the SPAC CEO or founder on key committees following the proposed merger?

Special Purpose Acquisition Corporations (SPACs) - Proposals for Extensions

General Recommendation: DWS’s policy is to generally vote case-by-case on SPAC extension proposals taking into account the length of the requested extension, the status of any pending transaction(s) or progression of the acquisition process, any added incentive for non-redeeming shareholders, and any prior extension requests.

■	Length of request: Typically, extension requests range from two to six months, depending on the progression of the SPAC's acquisition process.
■	Pending transaction(s) or progression of the acquisition process: Sometimes an initial business combination was already put to a shareholder vote, but, for varying reasons, the transaction could not be consummated by the termination date and the SPAC is requesting an extension. Other times, the SPAC has entered into a definitive transaction agreement, but needs additional time to consummate or hold the shareholder meeting.
■	Added incentive for non-redeeming shareholders: Sometimes the SPAC sponsor (or other insiders) will contribute, typically as a loan to the company, additional funds that will be added to the redemption value of each public share as long as such shares are not redeemed in connection with the extension request. The purpose of the "equity kicker" is to incentivize shareholders to hold their shares through the end of the requested extension or until the time the transaction is put to a shareholder vote, rather than electing redemption at the extension proposal meeting.
■	Prior extension requests: Some SPACs request additional time beyond the extension period sought in prior extension requests.

Spin-offs

General Recommendation: DWS’s policy is to generally vote case-by-case on spin-offs, considering:

■	Tax and regulatory advantages;
■	Planned use of the sale proceeds;
■	Valuation of spinoff;
■	Fairness opinion;
■	Benefits to the parent company;
■	Conflicts of interest;
■	Managerial incentives;
■	Corporate governance changes;
■	Changes in the capital structure.

Value Maximization Shareholder Proposals

General Recommendation: DWS’s policy is to generally vote case-by-case on shareholder proposals seeking to maximize shareholder value by:

■	Hiring a financial advisor to explore strategic alternatives;
■	Selling the company; or
■	Liquidating the company and distributing the proceeds to shareholders.

These proposals should be evaluated based on the following factors:

■	Prolonged poor performance with no turnaround in sight;
■	Signs of entrenched board and management (such as the adoption of takeover defenses);
■	Strategic plan in place for improving value;
■	Likelihood of receiving reasonable value in a sale or dissolution; and
■	The company actively exploring its strategic options, including retaining a financial advisor.

COMPENSATION

Executive Pay Evaluation

Advisory Votes on Executive Compensation—Management Proposals (Say-on-Pay)

General Recommendation: DWS’s policy is to generally vote case-by-case on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

DWS’s policy is to vote against Advisory Votes on Executive Compensation (Say-on-Pay or “SOP”) if:

■	There is an unmitigated misalignment between CEO pay and company performance (pay for performance);
■	The company maintains significant problematic pay practices;
■	The board exhibits a significant level of poor communication and responsiveness to shareholders.

DWS’s policy is to generally vote against or withhold from the members of the Compensation Committee and potentially the full board if:

■	There is no SOP on the ballot, and an against vote on an SOP would otherwise be warranted due to pay-for-performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;
■	The board fails to respond adequately to a previous SOP proposal that received less than 70 percent support of votes cast;
■	The company has recently practiced or approved problematic pay practices, such as option repricing or option backdating; or
■	The situation is egregious.

Frequency of Advisory Vote on Executive Compensation ("Say When on Pay")

General Recommendation: DWS’s policy is to generally vote for annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies' executive pay programs.

Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

General Recommendation: DWS’s policy is to generally vote case-by-case on say on Golden Parachute proposals, including consideration of existing change-in-control arrangements maintained with named executive officers but also considering new or extended arrangements.

Features that may result in an “against” recommendation include one or more of the following, depending on the number, magnitude, and/or timing of issue(s):

■	Single- or modified-single-trigger cash severance;
■	Single-trigger acceleration of unvested equity awards;
■	Full acceleration of equity awards granted shortly before the change in control;
■	Acceleration of performance awards above the target level of performance without compelling rationale;
■	Excessive cash severance (generally >3x base salary and bonus);
■	Excise tax gross-ups triggered and payable;
■	Excessive golden parachute payments (on an absolute basis or as a percentage of transaction equity value); or
■	Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or
■	The company's assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

Recent amendment(s) that incorporate problematic features will tend to carry more weight on the overall analysis. However, the presence of multiple legacy problematic features will also be closely scrutinized.

In cases where the golden parachute vote is incorporated into a company's advisory vote on compensation (management say-on-pay), DWS will evaluate the say-on-pay proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

Equity-Based and Other Incentive Plans

General Recommendation: DWS’s policy is to generally vote case-by-case on certain equity-based compensation plans21 depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an "Equity Plan Scorecard" (EPSC) approach with three pillars:

■	Plan Cost: The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company's estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:

SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and

SVT based only on new shares requested plus shares remaining for future grants.

■	Plan Cost:

Quality of disclosure around vesting upon a change in control (CIC);

Discretionary vesting authority;

Liberal share recycling on various award types;

Lack of minimum vesting period for grants made under the plan;

Dividends payable prior to award vesting.

■	Grant Practices:

The company’s three-year burn rate relative to its industry/market cap peers;

Vesting requirements in CEO's recent equity grants (3-year look-back);

The estimated duration of the plan (based on the sum of shares remaining available and the new shares requested, divided by the average annual shares granted in the prior three years);

The proportion of the CEO's most recent equity grants/awards subject to performance conditions;

Whether the company maintains a sufficient claw-back policy;

Whether the company maintains sufficient post-exercise/vesting share-holding requirements.

21 Proposals evaluated under the EPSC policy generally include those to approve or amend (1) stock option plans for employees and/or employees and directors, (2) restricted stock plans for employees and/or employees and directors, and (3) omnibus stock incentive plans for employees and/or employees and directors; amended plans will be further evaluated case-by-case.

DWS’s policy is to generally vote against the plan proposal if the combination of above factors indicates that the plan is not, overall, in shareholders' interests, or if any of the following egregious factors ("overriding factors") apply:

■	Awards may vest in connection with a liberal change-of-control definition;
■	The plan would permit repricing or cash buyout of underwater options without shareholder approval (either by expressly permitting it – for NYSE and Nasdaq listed companies – or by not prohibiting it when the company has a history of repricing – for non-listed companies);
■	The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances;
■	The plan is excessively dilutive to shareholders' holdings;
■	The plan contains an evergreen (automatic share replenishment) feature; or
■	Any other plan features are determined to have a significant negative impact on shareholder interests.

Further Information on certain EPSC Factors:

Shareholder Value Transfer (SVT)

The cost of the equity plans is expressed as Shareholder Value Transfer (SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders’ equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised (using two measures, in the case of plans subject to the Equity Plan Scorecard evaluation, as noted above). All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full-value awards), the assumption is made that all awards to be granted will be the most expensive types.

For proposals that are not subject to the Equity Plan Scorecard evaluation, Shareholder Value Transfer is reasonable if it falls below a company-specific benchmark. The benchmark is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard: GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers’ historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size and cash compensation into the industry cap equations to arrive at the company’s benchmark.22

22 For plans evaluated under the Equity Plan Scorecard policy, the company's SVT benchmark is considered along with other factors.

Three-Year Value-Adjusted Burn Rate

A “Value-Adjusted Burn Rate” is used for stock plan valuations. Value-Adjusted Burn Rate benchmarks will be calculated as the greater of: (1) an industry-specific threshold based on three-year burn rates within the company's GICS group segmented by S&P 500, Russell 3000 index (less the S&P 500) and non-Russell 3000 index; and (2) a de minimis threshold established separately for each of the S&P 500, the Russell 3000 index less the S&P 500, and the non-Russell 3000 index. Year-over-year burn-rate benchmark changes will be limited to a predetermined range above or below the prior year's burn-rate benchmark.

The Value-Adjusted Burn rate is calculated as follows:

Value-Adjusted Burn Rate = ((# of options * option’s dollar value using a Black-Scholes model) + (# of full-value awards * stock price)) / (Weighted average common shares * stock price).

Egregious Factors

Liberal Change in Control Definition

DWS’s policy is to generally vote against equity plans if the plan has a liberal definition of change in control and the equity awards could vest upon such liberal definition of change in control, even though an actual change in control may not occur. Examples of such a definition include, but are not limited to, announcement or commencement of a tender offer, provisions for acceleration upon a “potential” takeover, shareholder approval of a merger or other transactions, or similar language.

Repricing Provisions

DWS’s policy is to generally vote against plans that expressly permit the repricing or exchange of underwater stock options/stock appreciate rights (SARs) without prior shareholder approval. "Repricing" typically includes the ability to do any of the following:

■	Amend the terms of outstanding options or SARs to reduce the exercise price of such outstanding options or SARs;
■	Cancel outstanding options or SARs in exchange for options or SARs with an exercise price that is less than the exercise price of the original options or SARs;
■	Cancel underwater options in exchange for stock awards; or
■	Provide cash buyouts of underwater options.

DWS’s policy is to generally vote against or withhold from members of the Compensation Committee who approved repricing (as defined above or otherwise determined by ISS), without prior shareholder approval, even if such repricings are allowed in their equity plan.

DWS’s policy is to generally vote against plans that do not expressly prohibit repricing or cash buyout of underwater options without shareholder approval if the company has a history of repricing/buyouts without shareholder approval, and the applicable listing standards would not preclude them from doing so.

Problematic Pay Practices or Significant Pay-for-Performance Disconnect

If the equity plan on the ballot is a vehicle for problematic pay practices, DWS’s policy is to generally vote against the plan.

DWS’s policy is to generally vote against an equity plan if the plan is determined to be a vehicle for pay-for-performance misalignment. Considerations in voting against the equity plan may include, but are not limited to:

■	Severity of the pay-for-performance misalignment;
■	Whether problematic equity grant practices are driving the misalignment; and/or
■	Whether equity plan awards have been heavily concentrated to the CEO and/or the other NEOs.

Amending Cash and Equity Plans (including Approval for Tax Deductibility (162(m))

General Recommendation: DWS’s policy is to generally vote case-by-case on amendments to cash and equity incentive plans.

DWS’s policy is to generally vote for proposals to amend executive cash, stock, or cash and stock incentive plans if the proposal:

■	Addresses administrative features only; or
■	Seeks approval for Section 162(m) purposes only and the plan administering committee consists entirely of independent directors. Note that if the company is presenting the plan to shareholders for the first time for any reason (including after the company’s initial public offering), or if the proposal is bundled with other material plan amendments, then the recommendation will be case-by-case (see below).

DWS’s policy is to generally vote against proposals to amend executive cash, stock, or cash and stock incentive plans if the proposal:

■	Seeks approval for Section 162(m) purposes only, and the plan administering committee does not consist entirely of independent directors.

DWS’s policy is to generally vote case-by-case on all other proposals to amend c ash incentive plans. This includes plans presented to shareholders for the first time after the company's IPO and/or proposals that bundle material amendment(s) other than those for Section 162(m) purposes.

DWS’s policy is to generally vote case-by-case on all other proposals to amend equity incentive plans, considering the following:

■	If the proposal requests additional shares and/or the amendments include a term extension or addition of full value awards as an award type, the recommendation will be based on the Equity Plan Scorecard evaluation as well as an analysis of the overall impact of the amendments.
■	If the plan is being presented to shareholders for the first time (including after the company's IPO), whether or not additional shares are being requested, the recommendation will be based on the Equity Plan Scorecard evaluation as well as an analysis of the overall impact of any amendments.
■	If there is no request for additional shares and the amendments do not include a term extension or addition of full value awards as an award type, then the recommendation will be based entirely on an analysis of the overall impact of the amendments, and the EPSC evaluation will be shown only for informational purposes.

In the first two case-by-case evaluation scenarios, the EPSC evaluation/score is the more heavily weighted consideration.

Specific Treatment of Certain Award Types in Equity Plan Evaluations

Dividend Equivalent Rights

Options that have Dividend Equivalent Rights (DERs) associated with them will have a higher calculated award value than those without DERs under the binomial model, based on the value of these dividend streams. The higher value will be applied to new shares, shares available under existing plans, and shares awarded but not exercised per the plan specifications. DERS transfer more shareholder equity to employees and non-employee directors and this cost should be captured.

Operating Partnership (OP) Units in Equity Plan Analysis of Real Estate Investment Trusts (REITs)

For Real Estate Investment Trusts (REITS), include the common shares issuable upon conversion of outstanding Operating Partnership (OP) units in the share count for the purposes of determining: (1) market capitalization in the Shareholder Value Transfer (SVT) analysis and (2) shares outstanding in the burn rate analysis.

Other Compensation Plans

401(k) Employee Benefit Plans

General Recommendation: DWS’s policy is to generally vote for proposals to implement a 401(k) savings plan for employees.

Employee Stock Ownership Plans (ESOPs)

General Recommendation: DWS’s policy is to generally vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

Employee Stock Purchase Plans—Qualified Plans

General Recommendation: DWS’s policy is to generally vote case-by-case on qualified employee stock purchase plans. DWS’s policy is to generally vote for employee stock purchase plans where all of the following apply:

■	Purchase price is at least 85 percent of fair market value;
■	Offering period is 27 months or less; and
■	The number of shares allocated to the plan is 10 percent or less of the outstanding shares.

DWS’s policy is to generally vote against qualified employee stock purchase plans where when the plan features do not meet all of the above criteria.

Employee Stock Purchase Plans—Non-Qualified Plans

General Recommendation: DWS’s policy is to generally vote case-by-case on nonqualified employee stock purchase plans. DWS’s policy is to generally vote for nonqualified employee stock purchase plans with all the following features:

■	Broad-based participation;
■	Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;
■	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value; and
■	No discount on the stock price on the date of purchase when there is a company matching contribution.

DWS’s policy is to generally vote against nonqualified employee stock purchase plans when the plan features do not meet all of the above criteria. If the matching contribution or effective discount exceeds the above, DWS may evaluate the SVT cost of the plan as part of the assessment.

Option Exchange Programs/Repricing Options

General Recommendation: DWS’s policy is to generally vote case-by-case on management proposals seeking approval to exchange/reprice options taking into consideration:

■	Historic trading patterns--the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;
■	Rationale for the re-pricing--was the stock price decline beyond management's control;
■	Is this a value-for-value exchange;
■	Are surrendered stock options added back to the plan reserve;
■	Timing--repricing should occur at least one year out from any precipitous drop in company's stock price;
■	Option vesting--does the new option vest immediately or is there a black-out period;
■	Term of the option--the term should remain the same as that of the replaced option;
■	Exercise price--should be set at fair market or a premium to market;
■	Participants--executive officers and directors must be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s total cost of equity plans and its three-year average burn rate.

In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing and warrants additional scrutiny. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

DWS’s policy is to generally vote for shareholder proposals to put option repricings to a shareholder vote.

Stock Plans in Lieu of Cash

General Recommendation: DWS’s policy is to generally vote case-by-case on plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock.

DWS’s policy is to generally vote for non-employee director-only equity plans that provide a dollar-for-dollar cash-for-stock exchange.

DWS’s policy is to generally vote case-by-case on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, DWS will not make any adjustments to carve out the in-lieu-of cash compensation.

Transfer Stock Option (TSO) Programs

General Recommendation: One-time Transfers: DWS’s policy is to generally vote against or withhold from compensation committee members if they fail to submit one-time transfers to shareholders for approval.

DWS’s policy is to generally vote case-by-case on one-time transfers. DWS’s policy is to generally vote for such proposals if:

■	Executive officers and non-employee directors are excluded from participating;
■	Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models; and
■	There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred to a third-party institution and whether the events leading up to a decline in stock price were beyond management's control. A review of the company's historic stock price volatility should indicate if the options are likely to be back “in-the-money” over the near term.

Ongoing TSO program: DWS’s policy is to generally vote against equity plan proposals if the details of ongoing TSO programs are not provided to shareholders. Since TSOs will be one of the award types under a stock plan, the ongoing TSO program, structure and mechanics must be disclosed to shareholders. The specific criteria to be considered in evaluating these proposals include, but not limited, to the following:

■	Eligibility;
■	Vesting;
■	Bid-price;
■	Term of options;
■	Cost of the program and impact of the TSOs on company’s total option expense; and
■	Option repricing policy.

Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

Director Compensation

Shareholder Ratification of Director Pay Programs

General Recommendation: DWS’s policy is to generally vote case-by-case on management proposals seeking ratification of non-employee director compensation, based on the following factors:

■	If the equity plan under which non-employee director grants are made is on the ballot, whether or not it warrants support; and
■	An assessment of the following qualitative factors:

The relative magnitude of director compensation as compared to companies of a similar profile;

The presence of problematic pay practices relating to director compensation;

Director stock ownership guidelines and holding requirements;

Equity award vesting schedules;

The mix of cash and equity-based compensation;

Meaningful limits on director compensation;

The availability of retirement benefits or perquisites; and

The quality of disclosure surrounding director compensation.

Equity Plans for Non-Employee Directors

General Recommendation: DWS’s policy is to generally vote case-by-case on compensation plans for non-employee directors, based on:

■	The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants;
■	The company’s three-year burn rate relative to its industry/market cap peers (in certain circumstances); and
■	The presence of any egregious plan features (such as an option repricing provision or liberal CIC vesting risk).

On occasion, non-employee director stock plans will exceed the plan cost or burn-rate benchmarks when combined with employee or executive stock plans. In such cases, DWS’s policy is to generally vote case-by-case on the plan taking into consideration the following qualitative factors:

■	The relative magnitude of director compensation as compared to companies of a similar profile;
■	The presence of problematic pay practices relating to director compensation;
■	Director stock ownership guidelines and holding requirements;
■	Equity award vesting schedules;
■	The mix of cash and equity-based compensation;
■	Meaningful limits on director compensation;
■	The availability of retirement benefits or perquisites; and
■	The quality of disclosure surrounding director compensation.

Non-Employee Director Retirement Plans

General Recommendation: DWS’s policy is to generally vote against retirement plans for non-employee directors. DWS’s policy is to generally vote for shareholder proposals to eliminate retirement plans for non-employee directors.

Shareholder Proposals on Compensation

Bonus Banking/Bonus Banking “Plus”

General Recommendation: DWS’s policy is to generally vote case-by-case on proposals seeking deferral of a portion of annual bonus pay, with ultimate payout linked to sustained results for the performance metrics on which the bonus was earned (whether for the named executive officers or a wider group of employees), taking into account the following factors:

■	The company’s past practices regarding equity and cash compensation;
■	Whether the company has a holding period or stock ownership requirements in place, such as a meaningful retention ratio (at least 50 percent for full tenure); and
■	Whether the company has a rigorous claw-back policy in place.

Compensation Consultants—Disclosure of Board or Company’s Utilization

General Recommendation: DWS’s policy is to generally vote for shareholder proposals seeking disclosure regarding the company, board, or compensation committee’s use of compensation consultants, such as company name, business relationship(s), and fees paid.

Disclosure/Setting Levels or Types of Compensation for Executives and Directors

General Recommendation: DWS’s policy is to generally vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

DWS’s policy is to generally vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation (such as types of compensation elements or specific metrics) to be used for executive or directors.

DWS’s policy is to generally vote against shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

DWS’s policy is to generally vote case-by-case on all other shareholder proposals regarding executive and director pay, taking into account relevant factors, including but not limited to: company performance, pay level and design versus peers, history of compensation concerns or pay-for-performance disconnect, and/or the scope and prescriptive nature of the proposal.

Golden Coffins/Executive Death Benefits

General Recommendation: DWS’s policy is to generally vote for proposals calling for companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals for which the broad-based employee population is eligible.

Hold Equity Past Retirement or for a Significant Period of Time

General Recommendation: DWS’s policy is to generally vote case-by-case on shareholder proposals asking companies to adopt policies requiring senior executive officers to retain a portion of net shares acquired through compensation plans. The following factors will be taken into account:

■	The percentage/ratio of net shares required to be retained;
■	The time period required to retain the shares;
■	Whether the company has equity retention, holding period, and/or stock ownership requirements in place and the robustness of such requirements;
■	Whether the company has any other policies aimed at mitigating risk taking by executives;
■	Executives' actual stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s existing requirements; and
■	Problematic pay practices, current and past, which may demonstrate a short-term versus long-term focus.

Pay Disparity

General Recommendation: DWS’s policy is to generally vote case-by-case on proposals calling for an analysis of the pay disparity between corporate executives and other non-executive employees. The following factors will be considered:

■	The company’s current level of disclosure of its executive compensation setting process, including how the company considers pay disparity;
■	If any problematic pay practices or pay-for-performance concerns have been identified at the company; and
■	The level of shareholder support for the company's pay programs.

DWS’s policy is to generally vote against proposals calling for the company to use the pay disparity analysis or pay ratio in a specific way to set or limit executive pay.

Pay for Performance/Performance-Based Awards

General Recommendation: DWS’s policy is to generally vote case-by-case on shareholder proposals requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:

■	First, vote for shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a “substantial” portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a meaningful premium to be considered performance-based awards.
■	Second, assess the rigor of the company’s performance-based equity program. If the bar set for the performance-based program is too low based on the company’s historical or peer group comparison, generally vote for the proposal. Furthermore, if target performance results in an above target payout, vote for the shareholder proposal due to program’s poor design. If the company does not disclose the performance metric of the performance-based equity program, vote for the shareholder proposal regardless of the outcome of the first step to the test.

DWS’s policy is to generally vote for the shareholder proposal if the company does not meet both of the above two steps.

Pay for Superior Performance

General Recommendation: DWS’s policy is to generally vote case-by-case on shareholder proposals that request the board establish a pay-for-superior performance standard in the company's executive compensation plan for senior executives. These proposals generally include the following principles:

■	Set compensation targets for the plan’s annual and long-term incentive pay components at or below the peer group median;
■	Deliver a majority of the plan’s target long-term compensation through performance-vested, not simply time-vested, equity awards;
■	Provide the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;
■	Establish performance targets for each plan financial metric relative to the performance of the company’s peer companies;
■	Limit payment under the annual and performance-vested long-term incentive components of the plan to when the company’s performance on its selected financial performance metrics exceeds peer group median performance.

Consider the following factors in evaluating this proposal:

■	What aspects of the company’s annual and long-term equity incentive programs are performance driven?
■	If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?
■	Can shareholders assess the correlation between pay and performance based on the current disclosure?
■	What type of industry and stage of business cycle does the company belong to?

Pre-Arranged Trading Plans (10b5-1 Plans)

General Recommendation: DWS’s policy is to generally vote for shareholder proposals calling for the addition of certain safeguards in prearranged trading plans (10b5-1 plans) for executives. Safeguards may include:

■	Adoption, amendment, or termination of a 10b5-1 Plan must be disclosed in a Form 8-K;
■	Amendment or early termination of a 10b5-1 Plan is allowed only under extraordinary circumstances, as determined by the board;
■	Request that a certain number of days that must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan;
■	Reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan;
■	An executive may not trade in company stock outside the 10b5-1 Plan;
■	Trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.

Prohibit Outside CEOs from Serving on Compensation Committees

General Recommendation: DWS’s policy is to generally vote against proposals seeking a policy to prohibit any outside CEO from serving on a company’s compensation committee, unless the company has demonstrated problematic pay practices that raise concerns about the performance and composition of the committee.

Recoupment of Incentive or Stock Compensation in Specified Circumstances

General Recommendation: DWS’s policy is to generally vote case-by-case on proposals to recoup incentive cash or stock compensation made to senior executives if it is later determined that the figures upon which incentive compensation is earned turn out to have been in error, or if the senior executive has breached company policy or has engaged in misconduct that may be significantly detrimental to the company's financial position or reputation, or if the senior executive failed to manage or monitor risks that subsequently led to significant financial or reputational harm to the company. Many companies have adopted policies that permit recoupment in cases where an executive's fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation. However, such policies may be narrow given that not all misconduct or negligence may result in significant financial restatements. Misconduct, negligence or lack of sufficient oversight by senior executives may lead to significant financial loss or reputational damage that may have long-lasting impact.

In considering whether to support such shareholder proposals, DWS will take into consideration the following factors:

■	If the company has adopted a formal recoupment policy;
■	The rigor of the recoupment policy focusing on how and under what circumstances the company may recoup incentive or stock compensation;
■	Whether the company has chronic restatement history or material financial problems;
■	Whether the company’s policy substantially addresses the concerns raised by the proponent;
■	Disclosure of recoupment of incentive or stock compensation from senior executives or lack thereof; or
■	Any other relevant factors.

Severance Agreements for Executives/Golden Parachutes

General Recommendation: DWS’s policy is to generally vote for shareholder proposals requiring that golden parachutes or executive severance agreements be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

DWS’s policy is to generally vote case-by-case on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

■	The triggering mechanism should be beyond the control of management;
■	The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs);
■	Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

Share Buyback Impact on Incentive Program Metrics

General Recommendation: DWS’s policy is to generally vote case-by-case on proposals requesting the company exclude the impact of share buybacks from the calculation of incentive program metrics, considering the following factors:

■	The frequency and timing of the company's share buybacks;
■	The use of per-share metrics in incentive plans;
■	The effect of recent buybacks on incentive metric results and payouts; and
■	Whether there is any indication of metric result manipulation.

Supplemental Executive Retirement Plans (SERPs)

General Recommendation: DWS’s policy is to generally vote for shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

DWS’s policy is to generally vote for shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive’s annual salary or those pay elements covered for the general employee population.

Tax Gross-Up Proposals

General Recommendation: DWS’s policy is to generally vote for proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives, except in situations where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

Termination of Employment Prior to Severance Payment/Eliminating Accelerated Vesting of Unvested Equity

General Recommendation: DWS’s policy is to generally vote case-by-case on shareholder proposals seeking a policy requiring termination of employment prior to severance payment and/or eliminating accelerated vesting of unvested equity.

The following factors will be considered:

■	The company's current treatment of equity upon employment termination and/or in change-in-control situations (i.e., vesting is double triggered and/or pro rata, does it allow for the assumption of equity by acquiring company, the treatment of performance shares, etc.);
■	Current employment agreements, including potential poor pay practices such as gross-ups embedded in those agreements.

DWS’s policy is to generally vote for proposals seeking a policy that prohibits automatic acceleration of the vesting of equity awards to senior executives upon a voluntary termination of employment or in the event of a change in control (except for pro rata vesting considering the time elapsed and attainment of any related performance goals between the award date and the change in control).

ROUTINE / MISCELLANEOUS

Adjourn Meeting

General Recommendation: DWS’s policy is to generally vote against proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

DWS’s policy is to generally vote for proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. DWS’s policy is to generally vote against proposals if the wording is too vague or if the proposal includes "other business."

Amend Quorum Requirements

General Recommendation: DWS’s policy is to generally vote case-by-case on proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding, taking into consideration:

■	The new quorum threshold requested;
■	The rationale presented for the reduction;
■	The market capitalization of the company (size, inclusion in indices);
■	The company’s ownership structure;
■	Previous voter turnout or attempts to achieve quorum;
■	Any provisions or commitments to restore quorum to a majority of shares outstanding, should voter turnout improve sufficiently; and
■	Other factors as appropriate.

In general, a quorum threshold kept as close to a majority of shares outstanding as is achievable is preferred.

DWS’s policy is to generally vote case-by-case on directors who unilaterally lower the quorum requirements below a majority of the shares outstanding, taking into consideration the factors listed above.

Amend Minor Bylaws

General Recommendation: DWS’s policy is to generally vote for bylaw or charter changes that are of a housekeeping nature (updates or corrections).

Change Company Name

General Recommendation: DWS’s policy is to generally vote for proposals to change the corporate name unless there is compelling evidence that the change would adversely impact shareholder value.

Change Date, Time, or Location of Annual Meeting

General Recommendation: DWS’s policy is to generally vote for management proposals to change the date, time, or location of the annual meeting unless the proposed change is unreasonable.

DWS’s policy is to generally vote against shareholder proposals to change the date, time, or location of the annual meeting unless the current scheduling or location is unreasonable.

Other Business

General Recommendation: DWS’s policy is to generally vote against proposals to approve other business when it appears as a voting item.

SOCIAL AND ENVIRONMENTAL ISSUES

General Recommendation: DWS’s policy will consider the Coalition for Environmentally Responsible Economies (“CERES”) recommendation on environmental and social matters contained in the CERES Roadmap 2030 as well as the recommendations of ISS Socially Responsible Investment “SRI” Policy on social and sustainability issues. DWS will rely on ISS to identify shareholder proposals addressing CERES Roadmap 2030 to examine theses proxy items and to provide DWS with a voting recommendation based on ISS’s application of the Guidelines including any factors set forth in the Guidelines. DWS will generally vote such proxies in accordance with ISS’ recommendations for topics covered under CERES Roadmap 2030.

General Approach

DWS’s policy is to generally vote for social and environmental shareholder proposals that are in the best economic interest of clients. DWS’s general policy is to vote for disclosure reports that seek additional information particularly when it appears companies have not adequately addressed shareholders' social, workforce, and environmental concerns. In determining vote recommendations on shareholder social, workforce, and environmental proposals, DWS will analyze the following factors:

■	Whether the proposal itself is well framed and reasonable;
■	Whether adoption of the proposal would have either a positive or negative impact on the company’s short-term or long-term share value
■	Whether the company’s analysis and voting recommendation to shareholders is persuasive
■	The degree to which the company’s stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing
■	Whether the subject of the proposal is best left to the discretion of the board
■	Whether the issues presented in the proposal are best dealt with through legislation, government regulation, or company-specific action
■	The company’s approach compared with its peers or any industry standard practices for addressing the issue(s) raised by the proposal
■	Whether the company has already responded in an appropriate or sufficient manner to the issue(s) raised by the proposal
■	Whether there are significant controversies, fines, penalties or litigation associated with the company’s practices related to the issue(s) raised in the proposal
■	If the proposal requests increased disclosure or greater transparency, whether sufficient information is publicly available to shareholders and whether it would be unduly burdensome for the company to compile and avail the requested information to shareholders in a more comprehensive or amalgamated fashion
■	Whether implementation of the proposal would achieve the objectives sought in the proposal

Endorsement of Principles

General Recommendation: DWS’s policy is to generally vote case-by-case on proposals seeking a company's endorsement of principles that support a particular public policy position. Endorsing a set of principles may require a company to take a stand on an issue that is beyond its own control and may limit its flexibility with respect to future developments. Management and the board should be afforded the flexibility to make decisions on specific public policy positions based on their own assessment of the most beneficial strategies for the company.

Animal Welfare

Animal Welfare Policies

General Recommendation: DWS’s policy is to generally vote for proposals seeking a report on a company’s animal welfare standards, or animal welfare-related risks, considering whether:

■	The company has already published a set of animal welfare standards and monitors compliance;
■	The company’s standards are comparable to industry peers; and
■	There are no recent significant fines, litigation, or controversies related to the company’s and/or its suppliers' treatment of animals.

Animal Testing

General Recommendation: DWS’s policy is to generally vote case-by-case on proposals to phase out the use of animals in product testing, considering whether:

■	The company is conducting animal testing programs that are unnecessary or not required by regulation;
■	The company is conducting animal testing when suitable alternatives are commonly accepted and used by industry peers; or
■	There are recent, significant fines or litigation related to the company’s treatment of animals.

Animal Slaughter

General Recommendation: DWS’s policy is to generally vote case-by-case on proposals requesting the implementation of Controlled Atmosphere Killing (CAK) methods at company and/or supplier operations unless such methods are required by legislation or generally accepted as the industry standard.

DWS’s policy is to generally vote case-by-case on proposals requesting a report on the feasibility of implementing CAK methods at company and/or supplier operations considering the availability of existing research conducted by the company or industry groups on this topic and any fines or litigation related to current animal processing procedures at the company.

Consumer Issues

Genetically Modified Ingredients

General Recommendation: DWS’s policy is to generally vote case-by-case on proposals requesting that a company voluntarily label genetically engineered (GE) ingredients in its products.

DWS’s policy is to generally vote for proposals asking for a report on the feasibility of labeling products containing GE ingredients, taking into account:

■	The potential impact of such labelling on the company's business;
■	The quality of the company’s disclosure on GE product labelling, related voluntary initiatives, and how this disclosure compares with industry peer disclosure; and
■	Company’s current disclosure on the feasibility of GE product labelling.

DWS’s policy is to generally vote case-by-case on proposals seeking a report on the social, health, and environmental effects of genetically modified organisms (GMOs).

DWS’s policy is to generally vote against proposals to phase out GE ingredients from the company's products, or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products.

Reports on Potentially Controversial Business/Financial Practices

General Recommendation: DWS’s policy is to generally vote for requests for reports on a company’s potentially controversial business or financial practices or products, taking into account:

■	Whether the company has adequately disclosed mechanisms in place to prevent abuses;
■	Whether the company has adequately disclosed the financial risks of the products/practices in question;
■	Whether the company has been subject to violations of related laws or serious controversies; and
■	Peer companies’ policies/practices in this area.

Pharmaceutical Pricing, Access to Medicines, and Prescription Drug Reimportation

General Recommendation: DWS’s policy is to generally vote case-by-case on proposals requesting that companies implement specific price restraints on pharmaceutical products taking into account whether the company fails to adhere to legislative guidelines or industry norms in its product pricing practices.

DWS’s policy is to generally vote for proposals requesting that a company report on its product pricing or access to medicine policies, considering:

■	The potential for reputational, market, and regulatory risk exposure;
■	Existing disclosure of relevant policies;
■	Deviation from established industry norms;
■	Relevant company initiatives to provide research and/or products to disadvantaged consumers;
■	Whether the proposal focuses on specific products or geographic regions;
■	The potential burden and scope of the requested report;
■	Recent significant controversies, litigation, or fines at the company.

DWS’s policy is to generally vote for proposals requesting that a company report on the financial and legal impact of its prescription drug reimportation policies unless such information is already publicly disclosed.

DWS’s policy is to generally vote case-by-case on proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation.

Product Safety and Toxic/Hazardous Materials

General Recommendation: DWS’s policy is to generally vote for proposals requesting that a company report on its policies, initiatives/procedures, and oversight mechanisms related to toxic/hazardous materials or product safety in its supply chain, considering whether:

■	The company already discloses similar information through existing reports such as a supplier code of conduct and/or a sustainability report;
■	The company has formally committed to the implementation of a toxic/hazardous materials and/or product safety and supply chain reporting and monitoring program based on industry norms or similar standards within a specified time frame; and
■	The company has not been recently involved in relevant significant controversies, fines, or litigation.

DWS’s policy is to generally vote for resolutions requesting that companies develop a feasibility assessment to phase-out of certain toxic/hazardous materials, or evaluate and disclose the potential financial and legal risks associated with utilizing certain materials, considering:

■	The company’s current level of disclosure regarding its product safety policies, initiatives, and oversight mechanisms;
■	Current regulations in the markets in which the company operates; and
■	Recent significant controversies, litigation, or fines stemming from toxic/hazardous materials at the company.

DWS’s policy is to generally vote case-by-case on resolutions requiring that a company reformulate its products.

Tobacco-Related Proposals

General Recommendation: DWS’s policy is to generally vote case-by-case on resolutions regarding the advertisement of tobacco products, considering:

■	Recent related fines, controversies, or significant litigation;
■	Whether the company complies with relevant laws and regulations on the marketing of tobacco;
■	Whether the company’s advertising restrictions deviate from those of industry peers;
■	Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth; and
■	Whether restrictions on marketing to youth extend to foreign countries.

DWS’s policy is to generally vote case-by-case on proposals regarding second-hand smoke, considering;

■	Whether the company complies with all laws and regulations;
■	The degree that voluntary restrictions beyond those mandated by law might hurt the company’s competitiveness; and
■	The risk of any health-related liabilities.

DWS’s policy is to generally vote case-by-case on resolutions to cease production of tobacco-related products, to avoid selling products to tobacco companies, to spin-off tobacco-related businesses, or prohibit investment in tobacco equities. Such business decisions are better left to company management or portfolio managers.

DWS’s policy is to generally vote case-by-case on proposals regarding tobacco product warnings.

Climate Change

Say on Climate (SoC) Management Proposals

General Recommendation: DWS’s policy is to generally vote case-by-case on management proposals that request shareholders to approve the company’s transition action plan23, taking into account the completeness and rigor of the plan.

23 Variations of this request also include climate transition related ambitions, or commitment to reporting on the implementation of a climate plan.

Information that will be considered where available includes the following:

■	The extent to which the company’s climate related disclosures are in line with TCFD recommendations and meet other market standards;
■	Disclosure of its operational and supply chain Green House Gas (GHG) emissions (Scopes 1, 2, and 3);
■	The completeness and rigor of company’s short-, medium-, and long-term targets for reducing operational and supply chain GHG emissions (Scopes 1, 2 and 3 if relevant);
■	Whether the company has sought and received third-party approval that its targets are science-based;
■	Whether the company has made a commitment to be “net zero” for operational and supply chain emissions (Scopes 1, 2, and 3) by 2050;
■	Whether the company discloses a commitment to report on the implementation of its plan in subsequent years;
■	Whether the company’s climate data has received third-party assurance;
■	Disclosure of how the company’s lobbying activities and its capital expenditures align with company strategy;
■	Whether there are specific industry decarbonization challenges; and
■	The company’s related commitment, disclosure, and performance compared to its industry peers.

Say on Climate (SoC) Shareholder Proposals

General Recommendation: DWS’s policy is to generally vote case-by-case on shareholder proposals that request the company to disclose a report on providing its GHG emissions levels and reduction targets and/or its upcoming/approved climate transition action plan and provide shareholders the opportunity to express approval or disapproval of its GHG emissions reduction plan, taking into account information such as the following:

■	The completeness and rigor of the company’s climate-related disclosure;
■	The company’s actual GHG emissions performance;
■	Whether the company has been the subject of recent, significant violations, fines litigation, or controversy related to its GHG emissions; and
■	Whether the proposal’s request is unduly burdensome (scope or timeframe) or overly prescriptive.

Climate Change/Greenhouse Gas (GHG) Emissions

General Recommendation: DWS’s policy is to generally vote for resolutions requesting that a company disclose information on the financial, physical, or regulatory risks it faces related to climate change on its operations and investments or on how the company identifies, measures, and manages such risks, considering:

■	Whether the company already provides current, publicly-available information on the impact that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;
■	The company's level of disclosure compared to industry peers; and
■	Whether there are significant controversies, fines, penalties, or litigation associated with the company's climate change-related performance.

DWS’s policy is to generally vote for on proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, considering whether:

■	The company already discloses current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;
■	The company's level of disclosure is comparable to that of industry peers; and
■	There are no significant, controversies, fines, penalties, or litigation associated with the company's GHG emissions.

DWS’s policy is to generally vote for proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:

■	Whether the company provides disclosure of year-over-year GHG emissions performance data;
■	Whether company disclosure lags behind industry peers;
■	The company's actual GHG emissions performance;
■	The company's current GHG emission policies, oversight mechanisms, and related initiatives; and
■	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions.

Energy Efficiency

General Recommendation: DWS’s policy is to generally vote for proposals requesting that a company report on its energy efficiency policies, considering whether:

■	The company complies with applicable energy efficiency regulations and laws, and discloses its participation in energy efficiency policies and programs, including disclosure of benchmark data, targets, and performance measures; or
■	The proponent requests adoption of specific energy efficiency goals within specific timelines.

Renewable Energy

General Recommendation: DWS’s policy is to generally vote for requests for reports on the feasibility of developing renewable energy resources unless the report would be duplicative of existing disclosure or irrelevant to the company’s line of business.

DWS’s policy is to generally vote case-by-case on proposals seeking increased investment in renewable energy resources taking into consideration whether the terms of the resolution are overly restrictive.

DWS’s policy is to generally vote for proposals that call for the adoption of renewable energy goals, taking into account:

■	The scope and structure of the proposal;
■	The company's current level of disclosure on renewable energy use and GHG emissions; and
■	The company's disclosure of policies, practices, and oversight implemented to manage GHG emissions and mitigate climate change risks.

Diversity

Board Diversity

General Recommendation: DWS’s policy is to generally vote for requests for reports on a company's efforts to diversify the board, considering whether:

■	The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and
■	The board already reports on its nominating procedures and gender and racial minority initiatives on the board and within the company.

DWS’s policy is to generally vote for proposals asking a company to increase the gender and racial minority representation on its board, taking into account:

■	The degree of existing gender and racial minority diversity on the company’s board and among its executive officers;
■	The level of gender and racial minority representation that exists at the company’s industry peers;
■	The company’s established process for addressing gender and racial minority board representation;
■	Whether the proposal includes an overly prescriptive request to amend nominating committee charter language;
■	The independence of the company’s nominating committee;
■	Whether the company uses an outside search firm to identify potential director nominees; and
■	Whether the company has had recent controversies, fines, or litigation regarding equal employment practices.

Equality of Opportunity

General Recommendation: DWS’s policy is to generally vote for proposals requesting a company disclose its diversity policies or initiatives, or proposals requesting disclosure of a company’s comprehensive workforce diversity data, including requests for EEO-1 data, considering whether:

■	The company publicly discloses equal opportunity policies and initiatives in a comprehensive manner;
■	The company already publicly discloses comprehensive workforce diversity data; and
■	The company has no recent significant EEO-related violations or litigation.

DWS’s policy is to generally vote for shareholder proposals requesting nondiscrimination in salary, wages and all benefits.

DWS’s policy is to generally vote for shareholder proposals calling for action on equal employment opportunity and antidiscrimination.

DWS’s policy is to generally vote case-by-case on proposals seeking information on the diversity efforts of suppliers and service providers.

Gender Identity, Sexual Orientation, and Domestic Partner Benefits

General Recommendation: DWS’s policy is to generally vote for proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity.

DWS’s policy is to generally vote for shareholder proposals seeking reports on a company’s initiatives to create a workplace free of discrimination on the basis of sexual orientation or gender identity.

DWS’s policy is to generally vote against shareholder proposals that seek to eliminate protection already afforded to gay and lesbian employees.

Gender, Race / Ethnicity Pay Gap

General Recommendation: DWS’s policy is to generally vote for requests for reports on a company's pay data by gender or race /ethnicity, or a report on a company’s policies and goals to reduce any gender, or race /ethnicity pay gaps, taking into account:

■	The company's current policies and disclosure related to both its diversity and inclusion policies and practices and its compensation philosophy on fair and equitable compensation practices;
■	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to gender, race, or ethnicity pay gap issues;
■	The company’s disclosure regarding gender, race, or ethnicity pay gap policies or initiatives is compared to its industry peers; and
■	Local laws regarding categorization of race and/or ethnicity and definitions of ethnic and/or racial minorities.

Racial Equity and/or Civil Rights Audit Guidelines

General Recommendation: DWS’s policy is to generally vote for proposals asking a company to conduct an independent racial equity and/or civil rights audit, taking into account:

■	The company's established process or framework for addressing racial inequity and discrimination internally;
■	Whether the company adequately discloses workforce diversity and inclusion metrics and goals;
■	Whether the company has issued a public statement related to its racial justice efforts in recent years; or has committed to internal policy review;
■	Whether the company has engaged with impacted communities, stakeholders, and civil rights experts;
■	The company’s track record in recent years of racial justice measures and outreach externally;
■	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to racial inequity or discrimination.

Environment and Sustainability

Facility and Workplace Safety

General Recommendation: DWS’s policy is to generally vote for requests for workplace safety reports, including reports on accident risk reduction efforts, taking into account:

■	The company’s current level of disclosure of its workplace health and safety performance data, health and safety management policies, initiatives, and oversight mechanisms;
■	The nature of the company’s business, specifically regarding company and employee exposure to health and safety risks;
■	Recent significant controversies, fines, or violations related to workplace health and safety; and
■	The company's workplace health and safety performance relative to industry peers.

DWS’s policy is to generally vote case-by-case on resolutions requesting that a company report on or implement safety/security risk procedures associated with their operations and/or facilities, considering:

■	The company’s compliance with applicable regulations and guidelines;
■	The company’s current level of disclosure regarding its security and safety policies, procedures, and compliance monitoring; and
■	The existence of recent, significant violations, fines, or controversy regarding the safety and security of the company’s operations and/or facilities.

General Environmental Proposals and Community Impact Assessments

General Recommendation: DWS’s policy is to generally vote for requests for reports on policies and/or the potential (community) social and/or environmental impact of company operations, considering:

■	Current disclosure of applicable policies and risk assessment report(s) and risk management procedures;
■	The impact of regulatory non-compliance, litigation, remediation, or reputational loss that may be associated with failure to manage the company’s operations in question, including the management of relevant community and stakeholder relations;
■	The nature, purpose, and scope of the company’s operations in the specific region(s);
■	The degree to which company policies and procedures are consistent with industry norms; and
■	The scope of the resolution.

Hydraulic Fracturing

General Recommendation: DWS’s policy is to generally vote for proposals requesting greater disclosure of a company's (natural gas) hydraulic fracturing operations, including measures the company has taken to manage and mitigate the potential community and environmental impacts of those operations, considering:

■	The company's current level of disclosure of relevant policies and oversight mechanisms;
■	The company's current level of such disclosure relative to its industry peers;
■	Potential relevant local, state, or national regulatory developments; and
■	Controversies, fines, or litigation related to the company's hydraulic fracturing operations.

Operations in Protected Areas

General Recommendation: DWS’s policy is to generally vote for requests for reports on potential environmental damage as a result of company operations in protected regions, considering whether:

■	Operations in the specified regions are not permitted by current laws or regulations;
■	The company does not currently have operations or plans to develop operations in these protected regions; or
■	The company’s disclosure of its operations and environmental policies in these regions is comparable to industry peers.

DWS’s policy is to generally vote for shareholder proposals asking companies to prepare reports or adopt policies on operations that include mining, drilling or logging in environmentally sensitive areas.

DWS’s policy is to generally vote for shareholder proposals seeking to curb or reduce the sale of products manufactured from materials extracted from environmentally sensitive areas such as old growth forests.

Recycling

General Recommendation: DWS’s policy is to generally vote for proposals to report on an existing recycling program or adopt a new recycling program, taking into account:

■	The nature of the company’s business;
■	The current level of disclosure of the company's existing related programs;
■	The timetable and methods of program implementation prescribed by the proposal;
■	The company’s ability to address the issues raised in the proposal; and
■	How the company's recycling programs compare to similar programs of its industry peers.

Sustainability Reporting

General Recommendation: DWS’s policy is to generally vote for proposals requesting that a company report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, considering whether:

■	The company already discloses similar information through existing reports or policies such as an environment, health, and safety (EHS) report; a comprehensive code of corporate conduct; and/or a diversity report; or
■	The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

Water Issues

General Recommendation: DWS’s policy is to generally vote for proposals requesting a company report on, or adopt a new policy on, water-related risks and concerns, taking into account:

■	The company's current disclosure of relevant policies, initiatives, oversight mechanisms, and water usage metrics;
■	Whether or not the company's existing water-related policies and practices are consistent with relevant internationally recognized standards and national/local regulations;
■	The potential financial impact or risk to the company associated with water-related concerns or issues; and
■	Recent, significant company controversies, fines, or litigation regarding water use by the company and its suppliers.

General Corporate Issues

Charitable Contributions

General Recommendation: DWS’s policy is to generally vote against proposals restricting a company from making charitable contributions.

Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which, and if, contributions are in the best interests of the company.

Data Security, Privacy, and Internet Issues

General Recommendation: DWS’s policy is to generally vote for proposals requesting the disclosure or implementation of data security, privacy, or information access and management policies and procedures, considering:

■	The level of disclosure of company policies and procedures relating to data security, privacy, freedom of speech, information access and management, and Internet censorship;
■	Engagement in dialogue with governments or relevant groups with respect to data security, privacy, or the free flow of information on the Internet;
■	The scope of business involvement and of investment in countries whose governments censor or monitor the Internet and other telecommunications;
■	Applicable market-specific laws or regulations that may be imposed on the company; and
■	Controversies, fines, or litigation related to data security, privacy, freedom of speech, or Internet censorship.

Environmental, Social, and Governance (ESG) Compensation-Related Proposals

General Recommendation: DWS’s policy is to generally vote for proposals seeking a report or additional disclosure on the company’s approach, policies, and practices on incorporating environmental and social criteria into its executive compensation strategy, considering:

■	The scope and prescriptive nature of the proposal;
■	The company’s current level of disclosure regarding its environmental and social performance and governance;
■	The degree to which the board or compensation committee already discloses information on whether it has considered related environmental or social criteria; and
■	Whether the company has significant controversies or regulatory violations regarding social and/or environmental issues.

Human Rights, Human Capital Management, and International Operations

Human Rights Proposals

General Recommendation: DWS’s policy is to generally vote for proposals requesting a report on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed.

DWS’s policy is to generally vote for proposals to implement company or company supplier labor and/or human rights standards and policies, considering:

The degree to which existing relevant policies and practices are disclosed;

■	Whether or not existing relevant policies are consistent with internationally recognized standards;
■	Whether company facilities and those of its suppliers are monitored and how;
■	Company participation in fair labor organizations or other internationally recognized human rights initiatives;
■	Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;
■	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;
■	The scope of the request; and
■	Deviation from industry sector peer company standards and practices.

DWS’s policy is to generally vote for proposals requesting that a company conduct an assessment of the human rights risks in its operations or in its supply chain, or report on its human rights risk assessment process, considering:

■	The degree to which existing relevant policies and practices are disclosed, including information on the implementation of these policies and any related oversight mechanisms;
■	The company’s industry and whether the company or its suppliers operate in countries or areas where there is a history of human rights concerns;
■	Recent significant controversies, fines, or litigation regarding human rights involving the company or its suppliers, and whether the company has taken remedial steps; and
■	Whether the proposal is unduly burdensome or overly prescriptive.

Mandatory Arbitration

General Recommendation: DWS’s policy is to generally vote for requests for a report on a company’s use of mandatory arbitration on employment-related claims, taking into account:

■	The company's current policies and practices related to the use of mandatory arbitration agreements on workplace claims;
■	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to the use of mandatory arbitration agreements on workplace claims; and
■	The company's disclosure of its policies and practices related to the use of mandatory arbitration agreements compared to its peers.

Operations in High Risk Markets

General Recommendation: DWS’s policy is to generally vote for requests for a report on a company’s potential financial and reputational risks associated with operations in “high-risk” markets, such as a terrorism-sponsoring state or politically/socially unstable region, taking into account:

■	The nature, purpose, and scope of the operations and business involved that could be affected by social or political disruption;
■	Current disclosure of applicable risk assessment(s) and risk management procedures;
■	Compliance with U.S. sanctions and laws;
■	Consideration of other international policies, standards, and laws; and
■	Whether the company has been recently involved in recent, significant controversies, fines, or litigation related to its operations in "high-risk" markets.

Outsourcing/Offshoring

General Recommendation: DWS’s policy is to generally vote for proposals calling for companies to report on the risks associated with outsourcing/plant closures, considering:

■	Controversies surrounding operations in the relevant market(s);
■	The value of the requested report to shareholders;
■	The company’s current level of disclosure of relevant information on outsourcing and plant closure procedures; and
■	The company’s existing human rights standards relative to industry peers.

Sexual Harassment

General Recommendation: DWS’s policy is to generally vote for requests for a report on company actions taken to strengthen policies and oversight to prevent workplace sexual harassment, or a report on risks posed by a company’s failure to prevent workplace sexual harassment, taking into account:

■	The company’s current policies, practices, oversight mechanisms related to preventing workplace sexual harassment;
■	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to workplace sexual harassment issues; and
■	The company’s disclosure regarding workplace sexual harassment policies or initiatives compared to its industry peers.

Weapons and Military Sales

General Recommendation: DWS’s policy is to generally vote for reports on foreign military sales or offsets, taking into account;

■	When such disclosures may involve sensitive and confidential information

DWS’s policy is to generally vote for shareholder proposals seeking a report on the renouncement of future landmine production

DWS’s policy is to generally vote for shareholder proposals requesting a report on the involvement, policies, and procedures related to depleted uranium and nuclear weapons.

DWS’s policy is to generally vote case-by-case on proposals that call for outright restrictions on foreign military sales.

DWS’s policy is to generally vote for shareholder proposals asking companies to review and amend, if necessary, the company’s code of conduct and statements of ethical criteria for military production related contract bids, awards and execution.

Political Activities

Lobbying

General Recommendation: DWS’s policy is to generally vote for proposals requesting information on a company’s lobbying (including direct, indirect, and grassroots lobbying) activities, policies, or procedures, considering:

■	The company’s current disclosure of relevant lobbying policies, and management and board oversight;
■	The company’s disclosure regarding trade associations or other groups that it supports, or is a member of, that engage in lobbying activities; and
■	Recent significant controversies, fines, or litigation regarding the company’s lobbying-related activities.

Political Contributions

General Recommendation: DWS’s policy is to generally vote for proposals requesting greater disclosure of a company's political contributions and trade association spending policies and activities, considering:

■	The company's policies, and management and board oversight related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes;
■	The company's disclosure regarding its support of, and participation in, trade associations or other groups that may make political contributions; and
■	Recent significant controversies, fines, or litigation related to the company's political contributions or political activities.

DWS’s policy is to generally vote case-by-case on proposals barring a company from making political contributions. Businesses are affected by legislation at the federal, state, and local level; barring political contributions can put the company at a competitive disadvantage.

DWS’s policy is to generally vote case-by-case on proposals to publish in newspapers and other media a company's political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

Political Expenditures and Lobbying Congruency

General Recommendation: DWS’s policy is to generally vote for proposals requesting greater disclosure of a company’s alignment of political contributions, lobbying and electioneering spending with a company’s publicly stated values and policies, unless the terms of the proposal are unduly restrictive. Additionally, DWS will consider whether:

■	The company's policies, management, board oversight, governance processes and level of disclosure related to direct political contributions, lobbying activities, and payments to trade associations, political action committees, or other groups that may be used for political purposes;
■	The company’s disclosure regarding: the reasons for its support of candidates for public offices; the reasons for support of and participation in trade associations or other groups that may make political contributions; and other political activities;
■	Any incongruencies identified between a company’s direct and indirect political expenditures and its publicly stated values and priorities.
■	Recent significant controversies related to the company’s direct and indirect lobbying, political contributions or political activities.

DWS’s policy is to generally vote case-by-case on proposals requesting comparison of a company’s political spending to objectives that can mitigate material risk for the company, such as limiting global warming.

Political Ties

General Recommendation: DWS’s policy is to generally vote for proposals asking a company to affirm political nonpartisanship in the workplace, considering whether:

■	There are no recent, significant controversies, fines, or litigation regarding the company’s political contributions or trade association spending; and
■	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibit coercion.

DWS’s policy is to generally vote for shareholder proposals calling for the disclosure of prior government service of the company’s key executives.

REGISTERED INVESTMENT COMPANY PROXIES

Election of Directors

General Recommendation: DWS’s policy is to generally vote case-by-case on the election of directors and trustees.

Closed End Fund - Unilateral Opt-In to Control Share Acquisition Statutes

General Recommendation: For closed-end management investment companies (CEFs), DWS’s policy is to generally vote on a case-by-case basis for nominating/governance committee members (or other directors on a case-by-case basis) at CEFs that have not provided a compelling rationale for opting-in to a Control Share Acquisition Statute, nor submitted a by-law amendment to a shareholder vote.

Converting Closed-end Fund to Open-end Fund

General Recommendation: DWS’s policy is to generally vote case-by-case on conversion proposals, considering the following factors:

■	Past performance as a closed-end fund;
■	Market in which the fund invests;
■	Measures taken by the board to address the discount; and
■	Past shareholder activism, board activity, and votes on related proposals.

Proxy Contests

General Recommendation: DWS’s policy is to generally vote case-by-case on proxy contests, considering the following factors:

■	Past performance relative to its peers;
■	Market in which the fund invests;
■	Measures taken by the board to address the issues;
■	Past shareholder activism, board activity, and votes on related proposals;
■	Strategy of the incumbents versus the dissidents;
■	Independence of directors;
■	Experience and skills of director candidates;
■	Governance profile of the company;
■	Evidence of management entrenchment.

Investment Advisory Agreements

General Recommendation: DWS’s policy is to generally vote case-by-case on investment advisory agreements, considering the following factors:

■	Proposed and current fee schedules;
■	Fund category/investment objective;
■	Performance benchmarks;
■	Share price performance as compared with peers;
■	Resulting fees relative to peers;
■	Assignments (where the advisor undergoes a change of control).

Approving New Classes or Series of Shares

General Recommendation: DWS’s policy is to generally vote case-by-case on the establishment of new classes or series of shares.

Preferred Stock Proposals

General Recommendation: DWS’s policy is to generally vote case-by-case on the authorization for or increase in preferred shares, considering the following factors:

■	Stated specific financing purpose;
■	Possible dilution for common shares;
■	Whether the shares can be used for antitakeover purposes.

1940 Act Policies

General Recommendation: DWS’s policy is to generally vote case-by-case on policies under the Investment Advisor Act of 1940, considering the following factors:

■	Potential competitiveness;
■	Regulatory developments;
■	Current and potential returns; and
■	Current and potential risk.

DWS’s policy is to generally vote for these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

Changing a Fundamental Restriction to a Nonfundamental Restriction

General Recommendation: DWS’s policy is to generally vote case-by-case on proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

■	The fund's target investments;
■	The reasons given by the fund for the change; and
■	The projected impact of the change on the portfolio.

Change Fundamental Investment Objective to Nonfundamental

General Recommendation: DWS’s policy is to generally vote case-by-case on proposals to change a fund’s fundamental investment objective to non-fundamental.

Name Change Proposals

General Recommendation: DWS’s policy is to generally vote case-by-case on name change proposals, considering the following factors:

■	Political/economic changes in the target market;
■	Consolidation in the target market; and
■	Current asset composition.

Change in Fund's Subclassification

General Recommendation: DWS’s policy is to generally vote case-by-case on changes in a fund's sub-classification, considering the following factors:

■	Potential competitiveness;
■	Current and potential returns;
■	Risk of concentration;
■	Consolidation in target industry.

Business Development Companies—Authorization to Sell Shares of Common Stock at a Price below Net Asset Value

General Recommendation: DWS’s policy is to generally vote case-by-case on proposals authorizing the board to issue shares below Net Asset Value (NAV) if:

■	The proposal to allow share issuances below NAV has an expiration date no more than one year from the date shareholders approve the underlying proposal, as required under the Investment Company Act of 1940;
■	The sale is deemed to be in the best interests of shareholders by (1) a majority of the company's independent directors and (2) a majority of the company's directors who have no financial interest in the issuance; and
■	The company has demonstrated responsible past use of share issuances by either:
■	Outperforming peers in its 8-digit GICS group as measured by one- and three-year median TSRs; or
■	Providing disclosure that its past share issuances were priced at levels that resulted in only small or moderate discounts to NAV and economic dilution to existing non-participating shareholders.

Disposition of Assets/Termination/Liquidation

General Recommendation: DWS’s policy is to generally vote case-by-case on proposals to dispose of assets, to terminate or liquidate, considering the following factors:

■	Strategies employed to salvage the company;
■	The fund’s past performance;
■	The terms of the liquidation.

Changes to the Charter Document

General Recommendation: DWS’s policy is to generally vote case-by-case on changes to the charter document, considering the following factors:

■	The degree of change implied by the proposal;
■	The efficiencies that could result;
■	The state of incorporation;
■	Regulatory standards and implications.

Changing the Domicile of a Fund

General Recommendation: DWS’s policy is to generally vote case-by-case on re-incorporations, considering the following factors:

■	Regulations of both states;
■	Required fundamental policies of both states;
■	The increased flexibility available.

Authorizing the Board to Hire and Terminate Subadvisers Without Shareholder Approval

General Recommendation: DWS’s policy is to generally vote case-by-case on proposals authorizing the board to hire or terminate subadvisers without shareholder approval if the investment adviser currently employs only one subadviser.

Distribution Agreements

General Recommendation: DWS’s policy is to generally vote case-by-case on distribution agreement proposals, considering the following factors:

■	Fees charged to comparably sized funds with similar objectives;
■	The proposed distributor’s reputation and past performance;
■	The competitiveness of the fund in the industry;
■	The terms of the agreement.

Master-Feeder Structure

General Recommendation: DWS’s policy is to generally vote case-by-case on the establishment of a master-feeder structure.

Mergers

General Recommendation: DWS’s policy is to generally vote case-by-case on merger proposals, considering the following factors:

■	Resulting fee structure;
■	Performance of both funds;
■	Continuity of management personnel;
■	Changes in corporate governance and their impact on shareholder rights.

Shareholder Proposals for Mutual Funds

Establish Director Ownership Requirement

General Recommendation: DWS’s policy is to generally vote case-by-case on shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Reimburse Shareholder for Expenses Incurred

General Recommendation: DWS’s policy is to generally vote case-by-case on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote for the reimbursement of the proxy solicitation expenses.

Terminate the Investment Advisor

General Recommendation: DWS’s policy is to generally vote case-by-case on proposals to terminate the investment advisor, considering the following factors:

■	Performance of the fund’s Net Asset Value (NAV);
■	The fund’s history of shareholder relations;
■	The performance of other funds under the advisor’s management.

INTERNATIONAL PROXY VOTING

The above guidelines pertain to issuers organized in the United States. Proxies solicited by other issuers are voted in accordance with international guidelines or the recommendation of ISS and in accordance with applicable law and regulation.

Appendix I

Classification of Directors – U.S.

1.       Executive Director

1.1.	Current employee or current officer[1] of the company or one of its affiliates[2].

2.       Non-Independent Non-Executive Director

Board Identification

2.1.	Director identified as not independent by the board.

Controlling/Significant Shareholder

2.2.	Beneficial owner of more than 50 percent of the company's voting power (this may be aggregated if voting power is distributed among more than one member of a group).

Current Employment at Company or Related Company

2.3.	Non-officer employee of the firm (including employee representatives).
2.4.	Officer[1], former officer, or general or limited partner of a joint venture or partnership with the company.

Former Employment

2.5.	Former CEO of the company.[3,4]
2.6.	Former non-CEO officer[1] of the company or an affiliate[2] within the past five years.
2.7.	Former officer[1] of an acquired company within the past five years.[4]
2.8.	Officer[1] of a former parent or predecessor firm at the time the company was sold or split off within the past five years.
2.9.	Former interim officer if the service was longer than 18 months. If the service was between 12 and 18 months, an assessment of the interim officer’s employment agreement will be made.[5]

Family Members

2.10.	Immediate family member[6] of a current or former officer[1] of the company or its affiliates[2] within the last five years.
2.11.	Immediate family member[6] of a current employee of company or its affiliates[2] where additional factors raise concern (which may include, but are not limited to, the following: a director related to numerous employees; the company or its affiliates employ relatives of numerous board members; or a non-Section 16 officer in a key strategic role).

Professional, Transactional, and Charitable Relationships

Director who (or whose immediate family member6) currently provides professional services7 in excess of the $10,000 per year to the company, an affiliate2 or an individual officer of the company or

2.12.	(an affiliate; or who is (or whose immediate family member[6] is) a partner, employee or controlling shareholder of, an organization which provides services.

Director who (or whose immediate family member6) currently has any material transactional relationship8 with the company or its affiliates2.

2.13.	; or who is (or whose immediate family member[6] is) a partner in, or a controlling shareholder or an executive officer of, an organization which has the material transactional relationship[8] (excluding investments in the company through a private placement).
2.14.	Director who (or whose immediate family member6) is) a trustee, director, or employee of a charitable or non-profit organization that receives material grants or endowments[8] from the company or its affiliates[2].

Other Relationships

2.15.	Party to a voting agreement[9] to vote in line with management on proposals being brought to shareholder vote.
2.16.	Has (or an immediate family member[6] has) an interlocking relationship as defined by the SEC involving members of the board of directors or its Compensation Committee.[10]
2.17.	Founder[11] of the company but not currently an employee.
2.18.	Director with pay comparable to Named Executive Officers.
2.19.	Any material[12] relationship with the company.

3.       Independent Director

3.1.	No material[12] connection to the company other than a board seat.

Footnotes:

1 The definition of officer will generally follow that of a “Section 16 officer” (officers subject to Section 16 of the Securities and Exchange Act of 1934) and includes the chief executive, operating, financial, legal, technology, and accounting officers of a company (including the president, treasurer, secretary, controller, or any vice president in charge of a principal business unit, division, or policy function). Current interim officers are included in this category. For private companies, the equivalent positions are applicable. A non-employee director serving as an officer due to statutory requirements (e.g. corporate secretary) will generally be classified as a Non-Independent Non-Executive Director under 2.19: “Any material relationship with the company.” However, if the company provides explicit disclosure that the director is not receiving additional compensation exceeding $10,000 per year for serving in that capacity, then the director will be classified as an Independent Director.

2 “Affiliate” includes a subsidiary, sibling company, or parent company. 50 percent control ownership is used by the parent company as the standard for applying its affiliate designation. The manager/advisor of an externally managed issuer (EMI) is considered an affiliate.

3 Includes any former CEO of the company prior to the company’s initial public offering (IPO).

4 When there is a former CEO of a special purpose acquisition company (SPAC) serving on the board of an acquired company, DWS will generally classify such directors as independent unless determined otherwise taking into account the following factors: the applicable listing standards determination of such director’s independence; any operating ties to the firm; and the existence of any other conflicting relationships or related party transactions.

5 ISS will look at the terms of the interim officer’s employment contract to determine if it contains severance pay, long-term health and pension benefits, or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. DWS will also consider if a formal search process was under way for a full-time officer at the time.

6 “Immediate family member” follows the SEC’s definition of such and covers spouses, parents, children, stepparents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

7 Professional services can be characterized as advisory in nature, generally involve access to sensitive company information or to strategic decision-making, and typically have a commission- or fee-based payment structure. Professional services generally include but are not limited to the following: investment banking/financial advisory services, commercial banking (beyond deposit services), investment services, insurance services, accounting/audit services, consulting services, marketing services, legal services, property management services, realtor services, lobbying services, executive search services, and IT consulting services. The following would generally be considered transactional relationships and not professional services: deposit services, IT tech support services, educational services, and construction services. The case of participation in a banking syndicate by a non-lead bank should be considered a transactional (and hence subject to the associated materiality test) rather than a professional relationship. “Of Counsel” relationships are only considered immaterial if the individual does not receive any form of compensation (in excess of $10,000 per year) from, or is a retired partner of, the firm providing the professional service. The case of a company providing a professional service to one of its directors or to an entity with which one of its directors is affiliated, will be considered a transactional rather than a professional relationship. Insurance services and marketing services are assumed to be professional services unless the company explains why such services are not advisory.

8 A material transactional relationship, including grants to non-profit organizations, exists if the company makes annual payments to, or receives annual payments from, another entity, exceeding the greater of: $200,000 or 5 percent of the recipient’s gross revenues, for a company that follows NASDAQ listing standards; or the greater of $1,000,000 or 2 percent of the recipient’s gross revenues, for a company that follows NYSE listing standards. For a company that follows neither of the preceding standards, DWS will apply the NASDAQ-based materiality test. (The recipient is the party receiving the financial proceeds from the transaction).

9 Dissident directors who are parties to a voting agreement pursuant to a settlement or similar arrangement may be classified as Independent Directors if an analysis of the following factors indicates that the voting agreement does not compromise their alignment with all shareholders’ interests: the terms of the agreement; the duration of the standstill provision in the agreement; the limitations and requirements of actions that are agreed upon; if the dissident director nominee(s) is subject to the standstill; and if there any conflicting relationships or related party transactions.

10 Interlocks include: executive officers serving as directors on each other’s compensation or similar committees (or, in the absence of such a committee, on the board); or executive officers sitting on each other’s boards and at least one serves on the other’s compensation or similar committees (or, in the absence of such a committee, on the board).

11 The operating involvement of the founder with the company will be considered; if the founder was never employed by the company, DWS may deem him or her an Independent Director.

12 For purposes of DWS’s director independence classification, “material” will be defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Portfolio Manager Disclosure:

As of the date of this report, the following individual handles the day-to-day management of the Fund.

Leon Cappel, Portfolio Manager Equity and Portfolio Manager of the Fund

•	Joined DWS in 2019 and the Fund in 2022.
•	BSc and MSc in Business Chemistry from Heinrich Heine University Duesseldorf.

Compensation of Portfolio Managers

The Advisor and its affiliates are part of DWS. The brand DWS represents DWS Group GmbH & Co. KGaA (“DWS Group”) and any of its subsidiaries such as DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services. DWS seeks to offer its investment professionals competitive short-term and long-term compensation based on continuous, above average, fund performance relative to the market. This includes measurement of short and long-term performance against industry and portfolio benchmarks. As employees of DWS, portfolio managers are paid on a total compensation basis, which includes Fixed Pay (base salary) and Variable Compensation, as set forth below. The compensation information below is provided as of the Fund’s most recent annual report date December 31, 2023.

•	Fixed Pay (FP) is the key and primary element of compensation for the majority of DWS employees and reflects the value of the individual’s role and function within the organization. It rewards factors that an employee brings to the organization such as skills and experience, while reflecting regional and divisional (i.e. DWS) specifics. FP levels play a significant role in ensuring competitiveness of the Advisor and its affiliates in the labor market, thus benchmarking provides a valuable input when determining FP levels.

•	Variable Compensation (VC) is a discretionary compensation element that enables DWS Group to provide additional reward to employees for their performance and behaviors, while reflecting DWS Group’s affordability and financial situation. VC aims to:

o	Recognize that every employee contributes to the DWS’s success through the franchise component of Variable Compensation (Franchise Component), and
o	Reflect individual performance, investment performance, behaviours and culture through discretionary individual VC (Individual Component).

Employee seniority as well as divisional and regional specifics determine which VC elements are applicable for a given employee and the conditions under which they apply.  Both Franchise and Individual Components may be awarded in shares or other share-based instruments and other deferral arrangements.

•	VC can be delivered via cash, restricted equity awards, and/or restricted incentive awards or restricted compensation. Restricted compensation may include:
o	notional fund investments
o	restricted equity, notional equity,
o	restricted cash,
o	or such other form as DWS may decide in its sole discretion

•	VC comprises a greater proportion of total compensation as an employee’s seniority and total compensation level increase. Proportion of VC delivered via a long-term incentive award, which is subject to performance conditions and forfeiture provisions, will increase significantly as the amount of the VC increases.

•	Additional forfeiture and claw back provisions, including complete forfeiture and claw back of VC may apply in certain events if an employee is designated a Material Risk Taker.

•	For key investment professionals, in particular, a portion of any long-term incentives will be in the form of notional investments aligned, where possible, to the funds they manage.

In general, each of the Advisor and its advisory affiliates seek to offer their investment professionals competitive short-term and long-term compensation based on continuous, above average, fund performance relative to the market. This includes measurement of short and long-term performance against industry and portfolio benchmarks. To evaluate their investment professionals in light of and consistent with the compensation principles set forth above, the Advisor and its affiliates review investment performance for all accounts managed in relation to the appropriate Morningstar peer group universe with respect to a fund, iMoneyNet peer group with respect to a money market fund or relevant benchmark index(es) set forth in the governing documents with respect to each other account type.  The ultimate goal of this process is to evaluate the degree to which investment professionals deliver investment performance that meets or exceeds their clients’ risk and return objectives. When determining total compensation, the Advisor and its affiliates consider a number of quantitative, qualitative and other factors:

-	Quantitative measures (e.g. one-, three- and five-year pre-tax returns versus the appropriate Morningstar peer group universe for a fund, or versus the appropriate iMoneyNet peer group for a money market fund or relevant benchmark index(es) set forth in the governing documents with respect to each other account type, taking risk targets into account) are utilized to measure performance.
-	Qualitative measures (e.g. adherence to, as well as contributions to, the enhancement of the investment process) are included in the performance review.
-	Other factors (e.g. non-investment related performance, teamwork, adherence to compliance rules, risk management and "living the values" of the Advisor and its affiliates) are included as part of a discretionary component of the review process, giving management the ability to consider additional markers of performance on a subjective basis.
-	Furthermore, it is important to note that DWS Group functions within a controlled environment based upon the risk limits established by DWS Group’s Risk division, in conjunction with DWS Group management. Because risk consideration is inherent in all business activities, performance assessment factors in an employee’s ability to assess and manage risk.

Fund Ownership of Portfolio Managers

The following table shows the dollar range of Fund shares owned beneficially and of record by each member of the Fund’s portfolio management team as well as in all US registered Funds advised by DWS International GmbH as a group (the “Family of Funds”), including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of the Fund’s most recent annual report date December 31, 2023.

Name of Portfolio Manager	Dollar Range of Fund Shares Owned	Dollar Range of All in the Family of Funds Shares Owned
Leon Cappel	-	-

Conflicts of Interest

In addition to managing the assets of the Fund, the Fund’s portfolio managers may have responsibility for managing other client accounts of the Advisor or its affiliates. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. Total assets attributed to each portfolio manager in the tables below include total assets of each account managed by them, although the manager may only manage a portion of such account’s assets. For Funds subadvised by subadvisors unaffiliated with DWS International GmbH, total assets of Funds managed may only include assets allocated to the portfolio manager and not the total assets of each Fund managed. The tables also show the number of performance-based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of the Fund’s most recent annual report date December 31, 2023.

Other SEC Registered Investment Companies Managed:

Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance Based Fee	Total Assets of Performance- Based Fee Accounts
Leon Cappel	-	-	-	-

Other Pooled Investment Vehicles Managed:

Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance-Based Fee	Total Assets of Performance- Based Fee Accounts
Leon Cappel	1	$272,575,740	1	$272,575,740

Other Accounts Managed:

Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Leon Cappel	2	$159,380,972	-	-

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Funds. The Advisor or Subadvisor, as applicable, has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other “access persons” to invest in securities that may be recommended or traded in the Funds and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

•	Certain investments may be appropriate for the Fund and also for other clients advised by the Advisor and their affiliates, including other client accounts managed by the Fund’s portfolio management team. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Advisor and their affiliates may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for the Fund may differ from the results achieved for other clients of the Advisor and their affiliates. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor and their affiliates to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Advisor and their affiliates in the interest of achieving the most favorable net results to the Fund and the other clients.

•	To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor and their affiliates attempt to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.
•	In some cases, an apparent conflict may arise where the Advisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor and its affiliates will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the Advisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.
•	The Advisor and its affiliates and the investment team of each Fund may manage other mutual funds and separate accounts on a long only or a long-short basis. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The Advisor has adopted procedures that it believes are reasonably designed to mitigate these and other potential conflicts of interest. Included in these procedures are specific guidelines developed to provide fair and equitable treatment for all clients whose accounts are managed by each Fund’s portfolio management team. The Advisor and the portfolio management team have established monitoring procedures, a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

The Advisor is owned by the DWS Group, a multinational global financial services firm that is a majority owned subsidiary of Deutsche Bank AG. Therefore, the Advisor is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the “Firm”) are engaged in businesses and have interests in addition to managing asset management accounts, such wide ranging activities involve real, potential or apparent conflicts of interest. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients’ advisory accounts. The Advisor may take investment positions in securities in which other clients or related persons within the Firm have different investment positions. There may be instances in which the Advisor and its affiliates are purchasing or selling for their client accounts, or pursuing an outcome in the context of a workout or restructuring with respect to, securities in which the Firm is undertaking the same or differing strategy in other businesses or other client accounts. These are considerations of which advisory clients should be aware and which will cause conflicts that could be to the disadvantage of the Advisor and its affiliate’s advisory clients, including the Fund. The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to a Fund’s Board.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs

January 1 through January 31	83,500	$ 8.99	83,500	1,518,728
February 1 through February 29	44,200	$ 9.44	44,200	1,474,528
March 1 through March 31	23,500	$ 8.99	23,500	1,451,028
April 1 through April 30	29,714	$ 9.05	29,714	1,421,314
May 1 through May 31	61,386	$ 8.84	61,386	1,359,928
June 1 through June 30	44,882	$ 8.87	44,882	1,315,046
July 1 through July 31	45,718	$ 9.18	45,718	1,269,328
August 1 through August 31	85,300	$ 8.88	85,300	1,625,130
September 1 through September 30	43,800	$ 8.45	43,800	1,581,330
October 1 through October 31	48,700	$ 7.81	48,700	1,532,630
November 1 through November 30	53,700	$ 8.19	53,700	1,478,930
December 1 through December 31	53,300	$ 8.59	53,300	1,425,630

Total	617,700	$ 8.77	617,700

On July 29, 2022, the Fund announced that the Board of Directors approved an extension of the current repurchase authorization permitting the Fund to repurchase up to 1,756,928 shares during the period from August 1, 2022 through July 31, 2023. The Fund repurchased 487,600 shares between August 1, 2022 and July 31, 2023.

On July 28, 2023, the Fund announced that the Board of Directors approved an extension of the current repurchase authorization permitting the Fund to repurchase up to 1,710,430 shares during the period from August 1, 2023 through July 31, 2024. The Fund repurchased 284,800 shares between
August 1, 2023 and December 31, 2023.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which stockholders may recommend nominees to the Fund’s Board. The Nominating and Governance Committee will consider nominee candidates properly submitted by stockholders in accordance with applicable law, the Fund's Articles of Incorporation or By-laws, resolutions of the Board and the qualifications and procedures set forth in the Nominating and Governance Committee Charter and this proxy statement. The Nominating and Governance Committee's Charter requires that a stockholder or group of stockholders seeking to submit a nominee candidate (i) must have beneficially owned at least 5% of the Fund's common stock for at least two years, (ii) may submit only one nominee candidate for any particular meeting of stockholders, and (iii) may submit a nominee candidate for only an annual meeting or other meeting of stockholders at which directors will be elected. The stockholder or group of stockholders must provide notice of the proposed nominee pursuant to the requirements found in the Fund's By-laws. Generally, this notice must be received not less than 90 days nor more than 120 days prior to the first anniversary of the date of mailing of the notice for the preceding year's annual meeting. Such notice shall include the specific information required by the Fund's By-laws. The Nominating and Governance Committee will evaluate nominee candidates properly submitted by stockholders on the same basis as it considers and evaluates candidates recommended by other sources.

ITEM 11.	CONTROLS AND PROCEDURES

(a) The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Securities Lending Activities

During The New Germany Fund, Inc. most recent fiscal year ending December 31, 2023, Brown Brothers Harriman & Co. (“BBH”) served as the fund’s securities lending agent from January 1, 2023 to April 30, 2023 and Fidelity Agency Lending (“FAL”) served as the fund’s securities lending agent from May 1, 2023 to December 31, 2023.

As a securities lending agent, BBH and FAL are responsible for the implementation and administration of a fund’s securities lending program. Pursuant to its respective Securities Lending Agency Agreement (“Securities Lending Agreement”) with the fund, BBH and FAL, as a general matter, perform various services, including the following:

•	lend available securities to institutions that are approved borrowers

•	determine whether a loan shall be made and negotiate and establish the terms and conditions of the loan with the borrower

•	ensure that all dividends and other distributions paid with respect to loaned securities are credited to the fund’s relevant account

•	receive and hold, on the fund’s behalf, or transfer to a fund account, upon instruction by the fund, collateral from borrowers to secure obligations of borrowers with respect to any loan of available securities

•	mark-to-market the market value of loaned securities relative to the market value of the collateral each business day

•	obtain additional collateral, as needed, in order to maintain the value of the collateral relative to the market value of the loaned securities at the levels required by the Securities Lending Agreement

•	at the termination of a loan, return the collateral to the borrower upon the return of the loaned securities

•	in accordance with the terms of the Securities Lending Agreement, invest cash collateral in permitted investments, including investments managed by the fund’s investment adviser

•	maintain records relating to the fund’s securities lending activity and provide to the fund a monthly statement describing, among other things, the loans made during the period, the income derived from the loans (or losses incurred) and the amounts of any fees or payments paid with respect to each loan

BBH and FAL are compensated for the above-described services from its securities lending revenue split. The tables below show the income each fund earned and the fees and compensation it paid to service providers in connections with its securities lending activities during its most recent fiscal year.

The New Germany Fund, Inc.

Securities Lending Activities - Income and Fees for Fiscal Year 2023

Gross income from securities lending activities (including income from cash collateral reinvestment)	$183,819
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$4,710
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$6,185
Administrative fees not included in revenue split	$0
Indemnification fee not included in revenue split	$0
Rebate (paid to borrower)	$127,999
Other fees not included in revenue split	$0
Aggregate fees/compensation for securities lending activities and related services	$138,894
Net income from securities lending activities	$44,925

ITEM 13.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	The New Germany Fund, Inc.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	2/29/2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	2/29/2024

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer

Date:	2/29/2024